 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1997.

                                             1933 ACT REGISTRATION NO. 333-14725
                                             1940 ACT REGISTRATION NO. 811-07873
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   FORM N-1A

      REGISTRATION STATEMENT UNDER THE
        SECURITIES ACT OF 1933           [_]
      Pre-Effective Amendment No.  3     [X]
      Post-Effective Amendment No.       [_]

                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]
      Amendment No.  3                   [X]

                        (Check appropriate box or boxes)

                                ----------------

                        NUVEEN FLAGSHIP MUNICIPAL TRUST
               (Exact name of Registrant as Specified in Charter)

    333 West Wacker Drive, Chicago, Illinois                      60606
    (Address of Principal Executive Office)                    (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 917-7700

    Gifford R. Zimmerman, Esq.--Vice                With a copy to:
   President and Assistant Secretary                Thomas A. Harman
         333 West Wacker Drive              Fried, Frank, Harris, Shriver &
        Chicago, Illinois 60606                         Jacobson
(Name and Address of Agent for Service)        1001 Pennsylvania Ave., NW
                                                       Suite 800
                                                 Washington, D.C. 20004

  APPROXIMATE DATE OF PROPOSED OFFERING: As soon as practicable after the effective date of this Registration Statement.

  Pursuant to Reg. (S) 270.24f-2 under the Investment Company Act of 1940, Registrant hereby declares that an indefinite number or amount of shares are being registered under the Securities Act of 1933.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

================================================================================

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                            FILE NO. 333-14725

                                      AND

                             REGISTRATION STATEMENT

                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                            FILE NO. 811-07873

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-The Prospectus

                 Part B-The Statement of Additional Information

                 Copy of Annual Reports and Semi-Annual Reports to
                  Shareholders (the financial statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                               ----------------

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

           ITEM IN PART A
            OF FORM N-1A                          PROSPECTUS LOCATION
           --------------                         -------------------
 1 Cover Page                         Cover Page

 2 Synopsis                           Expense Information

 3 Condensed Financial Information    Financial Highlights

 4 General Description of Registrant  Fund Strategies

 5 Management of the Fund             General Information

 5A Management's Discussion of Fund   Incorporated by Reference to Annual and
    Performance                       Semi-Annual Reports to Shareholders; Taxes
                                      and Tax Reporting

 6 Capital Stock and Other            How to Select a Purchase Option; Taxes and
   Securities                         Tax Reporting

 7 Purchase of Securities Being       Investing in the Funds
   Offered

 8 Redemption or Repurchase           How to Sell Fund Shares

 9 Pending Legal Proceedings          Not Applicable

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

          ITEM IN PART B                        LOCATION IN STATEMENT
          OF FORM N- 1A                       OF ADDITIONAL INFORMATION
          --------------                      -------------------------
10 Cover Page                        Cover Page

11 Table of Contents                 Cover Page

12 General Information and History   Not Applicable

13 Investment Objectives and         Investment Policies and Investment
   Policies                          Portfolio

14 Management of the Fund            Management

15 Control Persons and Principal     Management
   Holders of Securities

16 Investment Advisory and Other     Investment Adviser and Investment
   Services                          Management Agreement; Portfolio
                                     Transactions Distribution and Service Plan;
                                     Independent Public Accountants and
                                     Custodian

17 Brokerage Allocation and Other    Portfolio Transactions
   Practices

18 Capital Stock and Other           See "How to Select a Purchase Option" and
   Securities                        "Taxes and Tax Reporting" in the Prospectus

19 Purchase, Redemption and Pricing  Additional Information on the Purchase and
   of Securities                     Redemption of Fund Shares; Net Asset Value

20 Tax Status                        Tax Matters

21 Underwriters                      Additional Information on the Purchase and
                                     Redemption of Fund Shares; See "Investing
                                     in the Funds" and "Fund Service Providers"
                                     in the Prospectus

22 Calculation of Performance Data   Performance Information

23 Financial Statements              Incorporated by Reference to Annual and
                                     Semi-Annual Reports to Shareholders

                              PART A--PROSPECTUS

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                             333 West Wacker Drive

                            Chicago, Illinois 60606

[LOGO OF NUVEEN]                                                      Prospectus



Municipal
Mutual
Funds

Dependable, tax-free income
to help you keep more
of what you earn.



                                               [PHOTO OF WOMAN APPEARS HERE]




National



February 1, 1997

--------------------------------------------------------------------------------
INVESTING IN NUVEEN MUTUAL FUNDS

Since our founding in 1898, John Nuveen & Co. has been synonymous with invest-ments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and finan-cial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value-investing -- purchasing securities of strong companies and communities at an attractive price -- is the cornerstone of Nuveen's investment philoso-phy. A long-term strategy that offers the potential for above average returns over time with moderated risk, successful value-investing begins with in-depth research and a discerning eye for value. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

--------------------------------------------------------------------------------
PROSPECTUS

Nuveen Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Flagship All-American Municipal Bond Fund
Nuveen Flagship Intermediate Municipal Bond Fund
Nuveen Flagship Limited Term Municipal Bond Fund
--------------------------------------------------------------------------------
OVERVIEW

The funds listed above are diversified funds and part of the Nuveen Municipal Trust, an open-end investment company. Each fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circum-stances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before invest-ing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this prospectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
CONTENTS

OVERVIEW                                   1
FUND SUMMARIES AND FINANCIAL HIGHLIGHTS    2
FUND STRATEGIES
  Investment Objective                    12
  How the Funds Select Investments        12
  Risk Reduction Strategies               13
INVESTING IN THE FUNDS
  How to Buy Fund Shares                  14
  How to Select a Purchase Option         15
  How to Sell Fund Shares                 16
  Exchanging Shares                       17
  Optional Features and Services          18
DIVIDENDS AND TAXES
  How the Funds Pay Dividends             20
  Taxes and Tax Reporting                 20
  Taxable Equivalent Yields               21
GENERAL INFORMATION
  How to Contact Nuveen                   21
  Fund Service Providers                  21
  How the Funds Report Performance        23
  How Fund Shares are Priced              23
  Organization                            23

                                                                FEBRUARY 1, 1997

--------------------------------------------------------------------------------

Nuveen Municipal Bond Fund

                          PERFORMANCE INFORMATION

INCEPTION:

         November 29, 1976

NET ASSETS:

         $2.9 billion

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           0.84%             5.27%             0.43%             4.52%             5.42%
5 YEARS          5.58%             6.53%             5.59%             5.70%             6.76%
10 YEARS         6.69%             7.17%             6.57%             6.38%             7.41%
INCEPTION        6.70%             6.94%             6.64%             6.15%             7.20%

Class R total returns reflect actual performance for all periods; Class A and C total returns reflect actual performance for periods since class inception, and Class R performance for periods prior to class inception (see "Financial High-lights" for dates), adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------

MATURITY (YEARS)

[BAR CHART APPEARS HERE]

Average Maturity             21.3
Average Modified Duration     8.6

--------------------------------------------------------------------------------
CREDIT QUALITY

[PIE CHART APPEARS HERE]

AA   (37%)
A    (22%)
BBB  (5%)
BB   (1%)
NR   (1%)
AAA  (34%)

--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Electric Utilities          (21%)
Health Care Facilities      (17%)
Housing Facilities          (16%)
Escrowed Bonds              (10%)
Water/Sewer Facilities      (9%)
Other                       (27%)


                            EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

(Maximum, as % of Offering Price)

                                                        CLASS A   CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                                4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --         --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    --  (1)    5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
MANAGEMENT FEES          0.45%                 0.45%                 0.45%                 0.45%
12b-1 FEES               0.20%                 0.95%                 0.75%                 --
OTHER EXPENSES           0.12%                 0.12%                 0.12%                 0.12%
-------------------------------------------------------------------------------------------------
  TOTAL (GROSS)          0.77%                 1.52%                 1.32%                 0.57%
WAIVERS/
REIMBURSEMENTS           --                    --                    --                    --
-------------------------------------------------------------------------------------------------
  TOTAL (NET)            0.77%                 1.52%                 1.32%                 0.57%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 YEAR                  $ 50                  $ 55                  $ 13                   $ 6
3 YEARS                 $ 66                  $ 80                  $ 42                   $18
5 YEARS                 $ 83                  $ 94                  $ 72                   $32
10 YEARS                $133                  $161                  $159                   $71


 Information as of As of 8/31/96          See Notes on Next Page
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

---------- ------------------------------------- ------------------------------

 CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION DATE)
                                         Net Realized             Distribu-
                                         and Unreal-   Dividends    tions
                   Beginning    Net       ized Gain     from Net    from     Ending
   Year Ending     Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
 February 28/29,     Value   Income(c)  Investments(a)   Income     Gains     Value
 ----------------  --------- ---------- -------------- ---------- --------- ---------
 CLASS A (6/95)
 1997 (g)           $9.280     $.241        $(.206)      $(.235)   $   --    $9.080
-------------------------------------------------------------------------------------
 1996(d)             9.150      .340          .141        (.324)    (.027)    9.280
-------------------------------------------------------------------------------------
 CLASS C (6/95)
 1997(g)             9.260      .207         (.185)       (.202)       --     9.080
-------------------------------------------------------------------------------------
 1996(d)             9.150      .290          .126        (.279)    (.027)    9.260
-------------------------------------------------------------------------------------
 CLASS R (11/76)
 1997(g)             9.280      .246         (.199)       (.247)       --     9.080
-------------------------------------------------------------------------------------
 1996                9.000      .506          .313        (.512)    (.027)    9.280
-------------------------------------------------------------------------------------
 1995                9.280      .515         (.209)       (.511)    (.075)    9.000
-------------------------------------------------------------------------------------
 1994                9.450      .519         (.075)       (.516)    (.098)    9.280
-------------------------------------------------------------------------------------
 1993                9.080      .555          .414        (.544)    (.055)    9.450
-------------------------------------------------------------------------------------
 1992(e)             9.040      .239          .080        (.239)    (.040)    9.080
-------------------------------------------------------------------------------------
 1991(f)             8.650      .579          .438        (.589)    (.038)    9.040
-------------------------------------------------------------------------------------
 1990(f)             8.730      .596         (.080)       (.596)       --     8.650
-------------------------------------------------------------------------------------
 1989(f)             8.520      .597          .239        (.597)    (.029)    8.730
-------------------------------------------------------------------------------------
 1988(f)             8.020      .596          .536        (.596)    (.036)    8.520
-------------------------------------------------------------------------------------
 1987(f)             8.780      .598         (.614)       (.598)    (.146)    8.020
-------------------------------------------------------------------------------------
 1986(f)             7.830      .595         1.162        (.595)    (.212)    8.780
-------------------------------------------------------------------------------------
 1985(f)             7.180      .586          .650        (.586)       --     7.830
-------------------------------------------------------------------------------------
 CLASS             RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION DATE)
                                                    Ratio of Net
                                         Ratio of    Investment
                               Ending   Expenses to   Income to   Portfolio
   Year Ending       Total   Net Assets Average Net    Average    Turnover
 February 28/29,   Return(b) (millions)  Assets(c)  Net Assets(c)   Rate
------------------ --------- ---------- ----------- ------------- ---------
 CLASS A (6/95)
 1997 (g)              .40%     $54.0       .82%+       5.12%+         9%
-------------------------------------------------------------------------------------
 1996(d)              5.33       37.1       .83+        5.14+         17
-------------------------------------------------------------------------------------
 CLASS C (6/95)
 1997(g)               .26        3.4      1.57+        4.36+          9
-------------------------------------------------------------------------------------
 1996(d)              4.59        1.9      1.58+        4.39+         17
-------------------------------------------------------------------------------------
 CLASS R (11/76)
 1997(g)               .54    2,807.2       .57+        5.37+          9
-------------------------------------------------------------------------------------
 1996                 9.31    2,878.6       .59         5.53          17
-------------------------------------------------------------------------------------
 1995                 3.60    2,741.2       .59         5.79          17
-------------------------------------------------------------------------------------
 1994                 4.79    2,700.0       .62         5.49          15
-------------------------------------------------------------------------------------
 1993                11.04    2,371.7       .61         5.95          14
-------------------------------------------------------------------------------------
 1992(e)              3.56    1,835.7       .62+        6.24+          6
-------------------------------------------------------------------------------------
 1991(f)             12.15    1,661.4       .60         6.48          10
-------------------------------------------------------------------------------------
 1990(f)              6.04    1,323.6       .62         6.78           8
-------------------------------------------------------------------------------------
 1989(f)             10.07    1,119.8       .64         6.85          12
-------------------------------------------------------------------------------------
 1988(f)             14.50      945.4       .65         7.11           8
-------------------------------------------------------------------------------------
 1987(f)              (.39)     764.1       .68         6.85          16
-------------------------------------------------------------------------------------
 1986(f)             23.02      668.4       .71         6.95          39
-------------------------------------------------------------------------------------
 1985(f)             17.73      459.6       .73         7.68          28
-------------------------------------------------------------------------------------

+Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value without any sales charge and are annualized in the first year after commencement of class opera-tions.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the five months ending February 29.
(f) For the year ending September 30.
(g) For the six months ending August 31, 1996.


--------------------------------------------------------------------------------
NOTES:

(1) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective 2/1/97, the fund reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 0.82% to 0.77% and on Class C from 1.57% to 1.32%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers
    (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares prior to the end of each stated period, your expenses might be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Nuveen Insured Municipal Bond Fund

                          PERFORMANCE INFORMATION

INCEPTION:

         December 22, 1986

NET ASSETS:

         $793.8 million

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           1.05%             5.48%             0.64%             4.72%             5.64%
5 YEARS          6.49%             7.39%             6.43%             6.47%             7.60%
INCEPTION        7.04%             7.50%             6.89%             6.65%             7.74%

Class R total returns reflect actual performance for all periods; Class A and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns reflect Class R performance for all periods, adjusted for the differences in sales charges and fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------

MATURITY (YEARS)

[BAR CHART APPEARS HERE]

Average Maturity              22.5
Average Modified Duration      8.7

--------------------------------------------------------------------------------

CREDIT QUALITY

[PIE CHART APPEARS HERE]

Escrowed      (15%)
Insured       (85%)

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Health Care Facilities      (19%)
General Obligation Bonds    (19%)
Escrowed Bonds              (15%)
Lease Rental Facilities     (11%)
Water/Sewer Facilities      (10%)
Other                       (26%)


                            EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

(Maximum, as % of Offering Price)

                                                        CLASS A   CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                                4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --         --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    --  (1)    5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                 CLASS A CLASS B CLASS C CLASS R
------------------------------------------------
MANAGEMENT FEES   0.48%   0.48%   0.48%   0.48%
12b-1 FEES        0.20%   0.95%   0.75%    --
OTHER EXPENSES    0.16%   0.16%   0.16%   0.16%
------------------------------------------------
  TOTAL (GROSS)   0.84%   1.59%   1.39%   0.64%
WAIVERS/
REIMBURSEMENTS     --      --      --      --
------------------------------------------------
  TOTAL (NET)     0.84%   1.59%   1.39%   0.64%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)


The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING
PERIOD    CLASS A CLASS B CLASS C CLASS R
-----------------------------------------
1 YEAR     $ 50    $ 56    $ 14     $ 7
3 YEARS    $ 68    $ 82    $ 44     $20
5 YEARS    $ 87    $ 98    $ 76     $36
10 YEARS   $141    $169    $167     $80



 Information as of 8/31/96          See Notes on Next Page
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

------------------- -----------------------------------------------------------------
 CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION DATE)
                                                       Dividends
                                         Net Realized  from Tax-  Distribu-
                                         and Unreal-     Exempt     tions
                   Beginning    Net       ized Gain       Net       from     Ending
   Year Ending     Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
 February 28/29,     Value   Income(c)  Investments(a)   Income     Gains     Value
 ---------------   --------- ---------- -------------- ---------- --------- ---------
 CLASS A (9/94)
 1997(e)           $10.970   $.274      $(.327)        $(.267)    $  --     $10.650
-------------------------------------------------------------------------------------
 1996               10.400    .542        .568          (.540)       --      10.970
-------------------------------------------------------------------------------------
 1995(d)            10.310    .264        .115          (.273)     (.016)    10.400
-------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997(e)            10.850    .230       (.315)         (.225)       --      10.540
-------------------------------------------------------------------------------------
 1996               10.310    .461        .540          (.461)       --      10.850
-------------------------------------------------------------------------------------
 1995(d)            10.290    .227        .075          (.266)     (.016)    10.310
-------------------------------------------------------------------------------------
 CLASS R (12/86)
 1997(e)            10.920    .282       (.323)         (.279)       --      10.600
-------------------------------------------------------------------------------------
 1996               10.380    .570        .540          (.570)       --      10.920
-------------------------------------------------------------------------------------
 1995               10.810    .573       (.407)         (.580)     (.016)    10.380
-------------------------------------------------------------------------------------
 1994               10.850    .574        .012          (.565)     (.061)    10.810
-------------------------------------------------------------------------------------
 1993               10.030    .591        .880          (.589)     (.062)    10.850
-------------------------------------------------------------------------------------
 1992                9.690    .612        .425          (.617)     (.080)    10.030
-------------------------------------------------------------------------------------
 1991                9.520    .617        .198          (.611)     (.034)     9.690
-------------------------------------------------------------------------------------
 1990                9.350    .627        .262          (.630)     (.089)     9.520
-------------------------------------------------------------------------------------
 1989                9.300    .629        .050          (.629)       --       9.350
-------------------------------------------------------------------------------------
 1988                9.790    .637       (.490)         (.637)       --       9.300
-------------------------------------------------------------------------------------
 1987(d)             9.600    .127        .190          (.127)       --       9.790
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 CLASS             RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION DATE)
                                                    Ratio of Net
                                         Ratio of    Investment
                               Ending   Expenses to   Income to   Portfolio
   Year Ending       Total   Net Assets Average Net    Average    Turnover
 February 28/29,   Return(b) (millions)  Assets(c)  Net Assets(c)   Rate
------------------ --------- ---------- ----------- ------------- ---------
 CLASS A (9/94)
 1997(e)             (.46)%   $57.5      .89%+      5.04%+         20%
-------------------------------------------------------------------------------------
 1996              10.90       46.9      .91        5.01           27
-------------------------------------------------------------------------------------
 1995(d)            3.84       14.1     1.00+       5.55+          25
-------------------------------------------------------------------------------------
 CLASS C (9/94)
 1997(e)             (.76)      5.2     1.64+       4.29+          20
-------------------------------------------------------------------------------------
 1996               9.88        5.2     1.63        4.34           27
-------------------------------------------------------------------------------------
 1995(d)            3.09        4.0     1.75+       4.83+          25
-------------------------------------------------------------------------------------
 CLASS R (12/86)
 1997(e)            (.35)     731.1      .64+       5.29+          20
-------------------------------------------------------------------------------------
 1996              10.94      762.0      .63        5.33           27
-------------------------------------------------------------------------------------
 1995               1.85      736.7      .64        5.67           25
-------------------------------------------------------------------------------------
 1994               5.47      745.9      .65        5.21           11
-------------------------------------------------------------------------------------
 1993              15.24      567.2      .72        5.68           20
-------------------------------------------------------------------------------------
 1992              11.03      306.9      .73        6.12           45
-------------------------------------------------------------------------------------
 1991               8.94      178.9      .80        6.45           53
-------------------------------------------------------------------------------------
 1990               9.73      111.8      .83        6.49           78
-------------------------------------------------------------------------------------
 1989               7.63       66.0      .87        6.83          106
-------------------------------------------------------------------------------------
 1988               2.00       41.3      .60        6.93           88
-------------------------------------------------------------------------------------
 1987(d)            3.31       13.2      --         4.00+          --
-------------------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value without any sales charge and are annualized in the first year after commencement of class opera-tions.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable by Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the six months ending August 31, 1996.


-------------------------------------------------------------------------------
NOTES:

(1) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective 2/1/97, the fund reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A from 0.89% to 0.84% and on Class C from 1.64% to 1.39%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securi-ties Dealers
    (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares prior to the end of each stated period, your expenses might be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nuveen Flagship All-American Municipal Bond Fund

                          PERFORMANCE INFORMATION

INCEPTION:    October 3, 1988

NET ASSETS:   $274.2 million

--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                CLASS A
                (OFFER            CLASS A
                PRICE)             (NAV)            CLASS B           CLASS C           CLASS R
-----------------------------------------------------------------------------------------------
1 YEAR           1.88%             6.35%             1.77%             5.77%             6.35%
5 YEARS          7.57%             8.50%             7.76%             7.85%             8.50%
INCEPTION        8.35%             8.93%             8.34%             8.30%             8.93%

Class A total returns reflect actual performance for all periods; Class C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B and Class R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges (and for Class B, fees) between the classes. See Overview of Fund Operating Expenses and Share-holder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------
MATURITY (YEARS)

[BAR CHART APPEARS HERE]

Average Maturity             22.7
Average Modified Duration     7.7


--------------------------------------------------------------------------------

CREDIT QUALITY

[PIE CHART APPEARS HERE]

NR   (12%)
AAA  (17%)
AA   (7%)
A    (25%)
BBB  (39%)

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Industrial Development and Pollution Control  (22%)
Hospitals                                     (17%)
Municipal Appropriation Obligations           (10%)
Education                                     (7%)
Health Care                                   (7%)
Other                                         (37%)


                            EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

(Maximum, as % of Offering Price)

                                                        CLASS A   CLASS B  CLASS C  CLASS R
-------------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                                4.20%(1)    --       --       --
SALES CHARGE ON REINVESTED DIVIDENDS                      --         --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS    --(1)      5%(2)    1%(3)    --

--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (4)
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
MANAGEMENT FEES          0.49%                 0.49%                 0.49%                 0.49%
12b-1 FEES               0.20%                 0.95%                 0.75%                 --
OTHER                    0.10%                 0.10%                 0.10%                 0.10%
-------------------------------------------------------------------------------------------------
  TOTAL (GROSS)          0.79%                 1.54%                 1.34%                 0.59%
WAIVERS/
REIMBURSEMENTS           --                    --                    --                    --
-------------------------------------------------------------------------------------------------
  TOTAL (NET)            0.79%                 1.54%                 1.34%                 0.59%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 YEAR                  $ 50                  $ 55                  $ 14                   $ 6
3 YEARS                 $ 66                  $ 81                  $ 42                   $19
5 YEARS                 $ 84                  $ 95                  $ 73                   $33
10 YEARS                $136                  $163                  $161                   $74


 Information as of 11/30/96         See Notes on Next Page
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP., the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

------------------- -----------------------------------------------------------------
 CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION DATE)
                                         Net Realized             Distribu-
                                         and Unreal-   Dividends    tions
                   Beginning    Net       ized Gain     from Net    from     Ending
   Year Ending     Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
     May 31,         Value   Income(c)  Investments(a)   Income     Gains     Value
 ----------------  --------- ---------- -------------- ---------- --------- ---------
 CLASS A (10/88)
 1997(e)           $10.67    $.30       $ .44          $(.30)     $ --      $11.11
-------------------------------------------------------------------------------------
 1996               10.79     .61        (.12)          (.61)       --       10.67
-------------------------------------------------------------------------------------
 1995               10.61     .63         .18           (.63)       --       10.79
-------------------------------------------------------------------------------------
 1994               11.07     .65        (.30)          (.65)      (.16)     10.61
-------------------------------------------------------------------------------------
 1993               10.40     .67         .76           (.67)      (.09)     11.07
-------------------------------------------------------------------------------------
 1992                9.95     .69         .45           (.69)       --       10.40
-------------------------------------------------------------------------------------
 1991                9.73     .72         .22           (.72)       --        9.95
-------------------------------------------------------------------------------------
 1990                9.81     .71        (.06)          (.72)      (.01)      9.73
-------------------------------------------------------------------------------------
 1989(d)             9.58     .46         .23           (.46)       --        9.81
-------------------------------------------------------------------------------------
 CLASS C (6/93)
 1997(e)            10.66     .27         .44           (.27)       --       11.10
-------------------------------------------------------------------------------------
 1996               10.78     .55        (.12)          (.55)       --       10.66
-------------------------------------------------------------------------------------
 1995               10.60     .57         .18           (.57)       --       10.78
-------------------------------------------------------------------------------------
 1994(d)            11.09     .57        (.32)          (.57)      (.17)     10.60
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
 CLASS             RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION DATE)
                                                    Ratio of Net
                                         Ratio of    Investment
                               Ending   Expenses to   Income to   Portfolio
   Year Ending       Total   Net Assets Average Net    Average    Turnover
     May 31,       Return(b) (millions)  Assets(c)  Net Assets(c)   Rate
------------------ --------- ---------- ----------- ------------- ---------
 CLASS A (10/88)
 1997(e)           14.05%+   $220.9      .90%+      5.51%+         23%
-------------------------------------------------------------------------------------
 1996               4.64      208.0      .83        5.60           79
-------------------------------------------------------------------------------------
 1995               8.01      185.5      .76        6.02           71
-------------------------------------------------------------------------------------
 1994               2.99      159.9      .62        5.77           81
-------------------------------------------------------------------------------------
 1993              14.25      170.8      .65        6.24           72
-------------------------------------------------------------------------------------
 1992              11.94      129.5      .56        6.81           86
-------------------------------------------------------------------------------------
 1991              10.10       79.6      .42        7.33           94
-------------------------------------------------------------------------------------
 1990               6.92       49.0      .42        7.29          132
-------------------------------------------------------------------------------------
 1989(d)           10.66       25.7      --         7.27+          57
-------------------------------------------------------------------------------------
 CLASS C (6/93)
 1997(e)           13.47+      53.2     1.45+       4.95+          23
-------------------------------------------------------------------------------------
 1996               4.07       47.3     1.37        5.05           79
-------------------------------------------------------------------------------------
 1995               7.42       45.2     1.31        5.47           71
-------------------------------------------------------------------------------------
 1994(d)            2.16       40.0     1.09+       5.16+          81
-------------------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value without any sales charge and are annualized in the first year after commencement of class operations.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Flagship Financial, predecessor to Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the six months ending November 30, 1996.


--------------------------------------------------------------------------------
NOTES:

(1) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997 the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A shares from 0.99% to 0.79% and on Class C shares from 1.54% to 1.34%, as reflected in the table. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each stated period, your expenses might be higher. This example does not repre-sent past or future expenses; actual expenses may be higher or lower.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Nuveen Flagship Intermediate Municipal Bond Fund

                          PERFORMANCE INFORMATION

INCEPTION:  September 15, 1992
NET ASSETS: $49.1 million


TOTAL RETURN (ANNUALIZED)

                   CLASS A
                   (OFFER                  CLASS A
                   PRICE)                   (NAV)                  CLASS C                 CLASS R
--------------------------------------------------------------------------------------------------
1 YEAR              2.65%                   5.83%                   4.93%                   5.83%
INCEPTION           6.72%                   7.49%                   6.82%                   7.49%
--------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Class C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------

MATURITY (YEARS)
[BAR CHART APPEARS HERE]

Average Maturity           8.9
Average Modified Duration  6.8


--------------------------------------------------------------------------------

CREDIT QUALITY
[PIE CHART APPEARS HERE]

AAA (43%)
AA  (7%)
A   (20%)
BBB (20%)
NR  (10%)
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (TOP 5)
[PIE CHART APPEARS HERE]

Hospitals                           (25%)
Municipal Revenue/Transportation    (13%)
Municipal Appropiration Obligations (10%)
Non-State General Obligations       (10%)
Municipal Revenue/Water & Sewer     (8%)
Other                               (34%)

--------------------------------------------------------------------------------
                            EXPENSE INFORMATION

                                          CLASS A            CLASS C         CLASS R
------------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                 3.00%(1)             --              --
SALES CHARGE ON REINVESTED DIVIDENDS        --                 --              --
CONTINGENT DEFERRED SALES
CHARGE (CDSC) ON REDEMPTIONS                --  (1)            1%(2)           --


--------------------------------------------------------------------------------
OVERVIEW OF FUND OPERATING EXPENSES (3)
(Annual, as % of Average Net Assets)

                            CLASS A                        CLASS C                        CLASS R
-------------------------------------------------------------------------------------------------
MANAGEMENT FEES              0.50%                          0.50%                          0.50%
12b-1 FEES                   0.20%                          0.75%                          --
OTHER                        0.32%                          0.32%                          0.32%
-------------------------------------------------------------------------------------------------
  TOTAL (GROSS)              1.02%                          1.57%                          0.82%
WAIVERS/
REIMBURSEMENTS              (0.40%)                        (0.40%)                        (0.40%)
-------------------------------------------------------------------------------------------------
  TOTAL (NET)                0.62%                          1.17%                          0.42%

--------------------------------------------------------------------------------
SUMMARY OF SHAREHOLDER EXPENSES (4)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD              CLASS A                         CLASS C                         CLASS R
---------------------------------------------------------------------------------------------------
1 YEAR                       $ 36                            $ 12                             $ 4
3 YEARS                      $ 49                            $ 37                             $13
5 YEARS                      $ 64                            $ 64                             $24
10 YEARS                     $105                            $142                             $53


 Information as of (11/30/96)       See Notes on Next Page
--------------------------------------------------------------------------------
 PAGE 8

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.
---------------------------------------------  --------------------------------

 CLASS         INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION
 DATE)
                                     Net Realized             Distribu-
                                     and Unreal-   Dividends    tions
               Beginning    Net       ized Gain     from Net    from     Ending
  Year Ending  Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
    May 31,      Value   Income(c)  Investments(a)   Income     Gains     Value
 ------------- --------- ---------- -------------- ---------- --------- ---------
 CLASS A
 (9/92)
 1997(e)        $10.27      $.26        $ .38        $(.26)     $ --     $10.65
---------------------------------------------------------------------------------
 1996            10.29       .51         (.02)        (.51)       --      10.27
---------------------------------------------------------------------------------
 1995            10.16       .51          .13         (.51)       --      10.29
---------------------------------------------------------------------------------
 1994            10.35       .52         (.13)        (.52)     (.06)     10.16
---------------------------------------------------------------------------------
 1993(d)          9.70       .36          .64         (.35)       --      10.35
---------------------------------------------------------------------------------
 CLASS C
 (12/95)
 1997(e)         10.28       .22          .38         (.23)       --      10.65
---------------------------------------------------------------------------------
 1996(d)         10.57       .23         (.30)        (.22)       --      10.28
---------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
                                    Ratio of Net
                       Ratio of      Investment
             Ending   Expenses to    Income to     Portfolio
   Total   Net Assets Average Net     Average      Turnover
 Return(b) (millions)  Assets(c)   Net Assets(c)     Rate
 -------------------- ---------------------------  ---------
   12.57%+   $46.8        .71%+          4.91%+        10%
---------------------------------------------------------------------------------
    4.84      46.7        .62            4.86          81
---------------------------------------------------------------------------------
    6.63      42.1        .54            5.15         102
---------------------------------------------------------------------------------
    3.72      35.9        .40            4.93          69
---------------------------------------------------------------------------------
   14.06      19.0        .39+           4.98+        102
---------------------------------------------------------------------------------
   11.77+      2.3       1.26+           4.29+         10
---------------------------------------------------------------------------------
   (1.78)      1.2       1.13+           4.28+         81
---------------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value without any sales charge and are annualized in the first year after commencement of class opera-tions.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Flagship Financial, predecessor to Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the six months ending November 30, 1996.



--------------------------------------------------------------------------------
NOTES:

(1) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2) Imposed only on redemptions within 12 months of purchase.

(3) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A shares from 0.82% to 0.62% and on Class C shares from 1.37% to 1.17%, as reflected in the table. Long-term holders of Class C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each stated period, your expenses might be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nuveen Flagship Limited Term Municipal Bond Fund

                          PERFORMANCE INFORMATION

INCEPTION:  October 19, 1987
NET ASSETS: $487.3 million


--------------------------------------------------------------------------------
TOTAL RETURN (ANNUALIZED)

                   CLASS A
                   (OFFER                  CLASS A
                   PRICE)                   (NAV)                  CLASS C                 CLASS R
--------------------------------------------------------------------------------------------------
1-YEAR              2.27%                   4.89%                   4.55%                   4.89%
5-YEARS             5.75%                   6.28%                   5.96%                   6.28%
INCEPTION           6.57%                   6.87%                   6.55%                   6.87%

Class A total returns reflect actual performance for all periods; Class C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class R total returns reflect Class A performance for all periods, adjusted for the differences in sales charges between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies in the prospectus for further information.
--------------------------------------------------------------------------------

MATURITY (YEARS)

                          [BAR CHART APPEARS HERE]
Average Maturity 5.5
Average Modified Duration 4.5
--------------------------------------------------------------------------------

CREDIT QUALITY

                           [PIE CHART APPEARS HERE]

BBB (21%)
NR   (6%)
AAA (42%)
AA   (6%)
A   (25%)
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

Municipal Appropriation Obligations (19%)
Hospitals (16%)
Non-State General Obligations (8%)
Municipal Revenue/Transportation (7%)
Municipal Revenue/Utility (7%)
Other (43%)


                            EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
(Maximum, as % of Offering Price)

                                                        CLASS A   CLASS C  CLASS R
----------------------------------------------------------------------------------
SALES CHARGE ON PURCHASES                                2.50%(1)    --       --
SALES CHARGE ON REINVESTED DIVIDENDS                        --       --       --
CONTINGENT DEFERRED SALES CHARGE (CDSC) ON REDEMPTIONS      --(1)    1%(2)    --
----------------------------------------------------------------------------------

OVERVIEW OF FUND OPERATING EXPENSES (3)
(Annual, as % of Average Net Assets)

                 CLASS A CLASS C CLASS R
----------------------------------------
MANAGEMENT FEES   0.43%   0.43%   0.43%
12b-1 FEES        0.20%   0.55%    --
OTHER EXPENSES    0.13%   0.13%   0.13%
----------------------------------------
  TOTAL (GROSS)   0.76%   1.11%   0.56%
WAIVERS/
REIMBURSEMENTS     --      --      --
----------------------------------------
  TOTAL (NET)     0.76%   1.11%   0.56%

--------------------------------------------------------------------------------

SUMMARY OF SHAREHOLDER EXPENSES (4)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING
PERIOD    CLASS A CLASS C CLASS R
---------------------------------
1 YEAR     $ 33    $ 11     $ 6
3 YEARS    $ 49    $ 35     $18
5 YEARS    $ 66    $ 61     $31
10 YEARS   $117    $135     $70

 Information as of 8/31/96          See Notes on Next Page
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors, and the fund's subsequent unaudited semi-annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

--------------------------------------------- ---------------------------------

 CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION DATE)
                                         Net Realized             Distribu-
                                         and Unreal-   Dividends    tions
                   Beginning    Net       ized Gain     from Net    from     Ending
   Year Ending     Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
     May 31,         Value     Income   Investments(a)   Income     Gains     Value
 ----------------  --------- ---------- -------------- ---------- --------- ---------
 CLASS A (10/87)
 1997(e)            $10.57      $.25         $ .20       $(.25)     $ --     $10.77
-------------------------------------------------------------------------------------
 1996                10.65       .51          (.09)       (.50)       --      10.57
-------------------------------------------------------------------------------------
 1995                10.60       .51           .04        (.50)       --      10.65
-------------------------------------------------------------------------------------
 1994                10.74       .52         (.13)        (.52)     (.01)     10.60
-------------------------------------------------------------------------------------
 1993                10.29       .55           .45        (.55)       --      10.74
-------------------------------------------------------------------------------------
 1992                10.04       .60           .26        (.60)     (.01)     10.29
-------------------------------------------------------------------------------------
 1991                 9.92       .63           .13        (.64)       --      10.04
-------------------------------------------------------------------------------------
 1990                 9.91       .64           .01        (.64)       --       9.92
-------------------------------------------------------------------------------------
 1989                 9.88       .62           .02        (.61)       --       9.91
-------------------------------------------------------------------------------------
 1988(d)              9.75       .36           .13        (.36)       --       9.88
-------------------------------------------------------------------------------------
 CLASS C (12/95)
 1997(e)             10.56       .24           .20        (.23)       --      10.77
-------------------------------------------------------------------------------------
 1996(d)             10.76       .22         (.19)        (.23)       --      10.56
-------------------------------------------------------------------------------------
 CLASS             RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION DATE)
                                                    Ratio of Net
                                         Ratio of    Investment
                               Ending   Expenses to   Income to   Portfolio
   Year Ending       Total   Net Assets Average Net    Average    Turnover
     May 31,       Return(b) (millions)  Assets(c)  Net Assets(c)   Rate
------------------ --------- ---------- ----------- ------------- ---------
 CLASS A (10/87)
 1997(e)              8.59%+   $467.2       .81%+       4.74%+        14%
-------------------------------------------------------------------------------------
 1996                 4.03      489.2       .79         4.77          39
-------------------------------------------------------------------------------------
 1995                 5.41      569.2       .74         4.88          20
-------------------------------------------------------------------------------------
 1994                 3.58      704.6       .70         4.76          22
-------------------------------------------------------------------------------------
 1993                10.02      570.5       .70         5.10          20
-------------------------------------------------------------------------------------
 1992                 9.04      284.5       .47         5.88          48
-------------------------------------------------------------------------------------
 1991                 8.08       67.5       .56         6.32         167
-------------------------------------------------------------------------------------
 1990                 6.83       19.0       .70         6.48          38
-------------------------------------------------------------------------------------
 1989                 6.81       13.4       .56         6.28          50
-------------------------------------------------------------------------------------
 1988(d)              7.44        9.8       .41+        5.84+         67
-------------------------------------------------------------------------------------
 CLASS C (12/95)
 1997(e)              8.48+      20.2      1.11+        4.41+         14
-------------------------------------------------------------------------------------
 1996(d)               .46       15.4      1.19+        4.17+         39
-------------------------------------------------------------------------------------

+   Annualized.
(a) Net of any applicable taxes.
(b) Total returns are calculated on net asset value without any sales charge and are annualized in the first year after commencement of class operations.
(c) After waiver of certain management fees or reimbursement of expenses, if applicable, by Flagship Financial, predecessor to Nuveen Advisory.
(d) From commencement of class operations as noted.
(e) For the six months ending November 30, 1996.


-------------------------------------------------------------------------------
NOTES:

(1) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

(2) Imposed only on redemptions within 12 months of purchase.

(3) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. These lower expenses are reflected in the table and are expected to reduce total operating expenses on Class A shares from 0.96% to 0.76% and on Class C shares from 1.31% to 1.11%, as reflected in the table. Long-term holders of Class C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertak-ing, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each stated period, your expenses might be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

-------------------------------------------------------------------------------

 FUND STRATEGIES


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consis-tent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY

The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 .  Pursue an aggressive, high-growth investment strategy;

 .  Invest through an IRA or 401k plan;

 .  Avoid fluctuations in share price.

--------------------------------------------------------------------------------
HOW THE FUNDS SELECT
INVESTMENTS

TAX-FREE MUNICIPAL BONDS

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source.

The Nuveen Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the Nuveen Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS

The funds focus on quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. Each fund except the Insured Municipal Bond Fund will invest at least 80% of its net assets in investment-grade quality bonds. The Insured Municipal Bond Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not iden-tical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some specula-tive characteristics. Bond ratings represent the opinions of the ratings agen-cies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY

The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects municipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The adviser then monitors each fund's portfolio to assure that municipal bonds purchased continue to represent over time, in its opinion, the best values available.

PORTFOLIO MATURITY

Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an invest-ment portfolio with an overall weighted average maturity within a defined range. The Limited-Term Fund maintains a weighted average portfolio maturity of 1 to 7 years. The Intermediate Fund maintains a weighted average portfolio maturity of 5 to 10 years. All of the other three funds described in this


--------------------------------------------------------------------------------
prospectus are long-term funds and normally maintain a weighted average port-folio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

INSURANCE

Insured municipal bonds are purchased primarily by the Insured Fund. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Indemnity Corp., Financial Security Assurance, Inc., and Financial Guaranty Insurance Co. The funds' investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

An insured fund can invest up to 20% of its net assets in uninsured municipal bonds which are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities and reduce market risk.

DELAYED DELIVERY TRANSACTIONS

Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securi-ties are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

--------------------------------------------------------------------------------
RISK REDUCTION
STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (dura-tions) or lower ratings generally provide higher current income, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios geographically as well as across different industry sectors. The funds should be considered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS

The funds have adopted certain investment limitations (based on total fund assets) designed to limit your investment risk and maintain portfolio diversi-fication. Each fund may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

DEFENSIVE INVESTMENT STRATEGIES

Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market conditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."


--------------------------------------------------------------------------------

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES

Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strate-gies" are fundamental and may not be changed without the approval of a majority of the shareholders of each fund.


 INVESTING IN THE FUNDS


-------------------------------------------------------------------------------
HOW TO BUY FUND SHARES

You may open an account with $3,000 and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time) will receive that day's share price; otherwise you will receive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER

You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments continue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can refer you to one in your area.

BUYING SHARES BY MAIL

You may also open an account and purchase shares by mail by completing the enclosed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or increase minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO SELECT A PURCHASE
OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your financial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your investment and whether or not you will reinvest dividends. If you compensate your finan-cial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your financial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distributor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES

You may buy Class A shares at their public offering price on the day of purchase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service.

The following Class A sales charges and commissions apply to all funds described in this prospectus except the Intermediate Fund and Limited Term Funds.

--------------------------------------------------------------------------------
CLASS A SALES CHARGES AND COMMISSIONS

                                                                                 AUTHORIZED
                                                                                   DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                             AS % OF                                              AS % OF
                              PUBLIC                   AS % OF                     PUBLIC
                             OFFERING                  YOUR NET                   OFFERING
  PURCHASE AMOUNT              PRICE                  INVESTMENT                   PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000            4.20%                     4.38%                      3.70%
    $50,000-100,000            4.00                      4.18                       3.50
   $100,000-250,000            3.50                      3.63                       3.00
   $250,000-500,000            2.50                      2.56                       2.00
 $500,000-1,000,000            2.00                      2.04                       1.50
$1,000,000 and over             --(1)                     --                         --(1)

The following Class A sales charges and commissions apply to the Intermediate
Fund:

--------------------------------------------------------------------------------
CLASS A SALES CHARGES AND COMMISSIONS

                                                                                 AUTHORIZED
                                                                                   DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                             AS % OF                                              AS % OF
                              PUBLIC                   AS % OF                     PUBLIC
                             OFFERING                  YOUR NET                   OFFERING
  PURCHASE AMOUNT              PRICE                  INVESTMENT                   PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000            3.00%                     3.09%                      2.50%
    $50,000-100,000            2.50                      2.56                       2.00
   $100,000-250,000            2.00                      2.04                       1.50
   $250,000-500,000            1.50                      1.52                       1.25
 $500,000-1,000,000            1.25                      1.27                       1.00
$1,000,000 and over             --(1)                     --                         --(1)

The following Class A sales charges and commissions apply to the Limited Term Municipal Bond Fund:

--------------------------------------------------------------------------------
CLASS A SALES CHARGES AND COMMISSIONS

                                                                                 AUTHORIZED
                                                                                   DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                             AS % OF                                              AS % OF
                              PUBLIC                   AS % OF                     PUBLIC
                             OFFERING                  YOUR NET                   OFFERING
  PURCHASE AMOUNT              PRICE                  INVESTMENT                   PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000            2.50%                     2.56%                      2.00%
    $50,000-100,000            2.00                      2.04                       1.60
   $100,000-250,000            1.50                      1.52                       1.20
   $250,000-500,000            1.25                      1.27                       1.00
 $500,000-1,000,000            0.75                      0.76                       0.60
$1,000,000 and over             --(1)                     --                         --(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calcu-lated on the lower of your purchase price or redemption proceeds.


--------------------------------------------------------------------------------

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The statement of additional information contains further information about these programs. Nuveen pays for these programs at its own expense and not out of fund assets.

-------------------------------------------------------------------------------
OTHER SALES CHARGE DISCOUNTS

Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions      Sales Charge Waivers

 . Rights of Accumulation     . Unit Trust Reinvestment

 . Letter of Intent (LOI)     . Purchases using Redemptions from Unrelated Funds

 . Group Purchase             . Fee-Based Programs

                             . Bank Trust Departments

                             . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES

You may buy Class B shares at their public offering price on the day of purchase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compen-sates your financial adviser for providing you with ongoing service, and a 0.75% annual distribution fee which compensates Nuveen for paying your finan-cial adviser a 4% commission at the time of purchase. The Intermediate Fund and Limited Term Fund do not currently offer B Shares.

Class B shares convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.

-------------------------------------------------------------------------------
CLASS B CONTINGENT DEFERRED SALES CHARGE

If you redeem Class B shares within six years of purchase, you will be assessed a contingent deferred sales charge (CDSC) based upon the following schedule:

The CDSC is calculated on the lower of your purchase price or redemption proceeds.


  DURING YEAR
      ---------------------------
       1   2   3   4   5   6  7+
      --- --- --- --- --- --- ---
CDSC  5%  4%  4%  3%  2%  1%  0%

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of purchase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compen-sates your financial adviser for providing you with ongoing service, and a 0.55% (0.35% for the Limited Term Fund) annual distribution fee which compen-sates Nuveen for paying your financial adviser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be assessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would otherwise qualify to purchase Class A shares without a sales charge as described under "Other Sales Charge Discounts" above. There are no sales charges or ongoing fees. Class R Shares have lower ongoing expenses than Class A Shares.

-------------------------------------------------------------------------------
HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.


-------------------------------------------------------------------------------

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER

You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE

Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record. If you have established electronic funds transfer privileges on your account, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your request by having your redemption proceeds wired directly into your bank account.

Nuveen, Shareholder Services, Inc. ("SSI") and Boston Financial Data Services ("Boston Financial") will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL

You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC

When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

ACCOUNT MINIMUMS

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an involun-tary redemption.

--------------------------------------------------------------------------------
EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in another Nuveen mutual fund registered for sale in your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are


--------------------------------------------------------------------------------
exchanging. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of deter-mining any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING

The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the extent required by law.

--------------------------------------------------------------------------------
OPTIONAL FEATURES AND SERVICES

SYSTEMATIC INVESTMENT

Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct--Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need addi-tional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost aver-aging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").


--------------------------------------------------------------------------------
THE POWER OF SYSTEMATIC INVESTING

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                             (CHART APPEARS HERE)

                                  ACCOUNT VALUES FOR TOTAL RETURNS OF
                     AMOUNT      -------------------------------------
          YEAR      INVESTED      4.00%          5.00%          6.00%
          ----      --------     -------        -------        -------
            0       $ 2,874      $ 2,874        $ 2,874        $ 2,874
            5         8,622        9,861         10,203         10,561
           10        14,370       18,391         19,610         20,929
           15        20,118       28,807         31,681         34,913
           20        25,866       41,525         47,173         53,779


SYSTEMATIC WITHDRAWALS

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly or semi-annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application to participate in the fund's systematic withdrawal plan. If you need additional copies of this form, or would like assistance completing it, contact your financial adviser or call Nuveen at (800) 621-7227.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE

If you redeem fund shares on which you paid an initial sales charge or contin-gent deferred sales charge


--------------------------------------------------------------------------------

(CDSC), you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charge. You may only reinvest into the same class of shares you redeemed and will receive the share price next determined after Nuveen receives your reinvestment request. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation. If you need additional copies of this form, or would like assistance completing it, contact your financial adviser or call Nuveen at (800) 621-7227. You may Fund Direct transfer to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

If you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be wired directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular telephone redemption, the fund may charge you a fee for this expedited service.


-------------------------------------------------------------------------------

 DIVIDENDS AND TAXES


-------------------------------------------------------------------------------
HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first busi-ness day of the following month.

PAYMENT AND REINVESTMENT OPTIONS

The funds automatically reinvest your dividends each month in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or rein-vested in shares of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS

Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

-------------------------------------------------------------------------------
TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

If you purchase fund shares shortly before the record date for a taxable divi-dend, this is commonly known as "buying a dividend." The entire dividend you receive may be taxable to you even though a portion of the dividend effec-tively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

TAX CONSEQUENCES OF PRIVATE ACTIVITY BONDS

Because each fund may invest in private activity bonds, the portion of your regular monthly dividends derived from the income earned on these bonds that would otherwise be tax-exempt will be treated as taxable income if:

 . you are subject to the AMT (including corporate shareholders);

 . you are a "substantial user" of a facility financed by these bonds; or

 . you are a "related person" of a substantial user.


-------------------------------------------------------------------------------

REDEEMING SHARES HELD LESS THAN SIX MONTHS

If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION

In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

-------------------------------------------------------------------------------
TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

-------------------------------------------------------------------------------
TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                                TAX-FREE YIELD

TAX RATE         4.00%               4.50%               5.00%               5.50%                6.00%
--------  ----------------------------------------------------------------------------------------------
 28.0%           5.56%               6.25%               6.94%                7.64%                8.33%
 31.0%           5.80%               6.52%               7.25%                7.97%                8.70%
 36.0%           6.25%               7.03%               7.81%                8.59%                9.37%
 39.6%           6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

-------------------------------------------------------------------------------
HOW TO CONTACT NUVEEN

GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS

If you are calling to purchase or redeem shares, request an exchange or conduct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

  Nuveen Mutual Funds
  c/o Shareholder Services Inc.
  P.O. Box 5330
  Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the Fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are opening a new account; if you are adding to an existing account, Nuveen will assume you wish to buy more shares of the class you already own.

-------------------------------------------------------------------------------
FUND SERVICE PROVIDERS

INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The activities of Nuveen Advisory, which also include managing the funds' business affairs and


-------------------------------------------------------------------------------
providing certain clerical, bookkeeping and other administrative services, are overseen by the funds' Board of Trustees. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January
1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to all funds described in this prospectus except the Limited Term Fund:

-------------------------------------------------------------------------------
MANAGEMENT FEES


AVERAGE DAILY               MANAGEMENT
NET ASSET VALUE                FEE
--------------------------------------
For the first $125 million   0.5000%
For the next $125 million    0.4875%
For the next $250 million    0.4750%
For the next $500 million    0.4625%
For the next $1 billion      0.4500%
For assets over $2 billion   0.4250%

The following schedule applies to the Limited Term Fund:

-------------------------------------------------------------------------------
MANAGEMENT FEES


AVERAGE DAILY               MANAGEMENT
NET ASSET VALUE                FEE
--------------------------------------
For the first $125 million   0.4500%
For the next $125 million    0.4375%
For the next $250 million    0.4250%
For the next $500 million    0.4125%
For the next $1 billion      0.4000%
For assets over $2 billion   0.3750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and port-folio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Thomas C. Spalding is the portfolio manager for the Municipal Bond Fund. Mr. Spalding has managed the fund since 1976 and has been a Vice President of Nuveen Advisory since 1978. Steven J. Krupa is the portfolio manager for the Insured Fund. Mr. Krupa has managed the fund since 1994 and has been a Vice President of Nuveen Advisory since 1990. Richard Huber is the portfolio manager for the All-American Fund and the Limited-Term Fund. Mr. Huber has managed the funds since 1995 and since 1995, had been a Vice President of Flagship Financial Inc., the funds' prior investment adviser, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Paul Brennan is the portfolio manager for the Intermediate Fund. Mr. Brennan has managed or co-managed the fund since September 1995 and since 1991 had been an employee of Flagship Financial Inc., the funds' prior investment adviser, until becoming an Assis-tant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997.

THE DISTRIBUTOR

John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding. The plan also authorizes each fund (excluding the Intermediate Municipal Bond Fund and Limited Term Municipal Bond Fund which do not currently offer Class B shares) to pay Nuveen an annual 0.75% distribution fee on the average daily net assets of Class B shares outstanding. The plan also authorizes each fund to pay Nuveen an annual 0.55% (0.35% for the Limited Term Municipal Bond Fund) distribution fee on the average daily net assets of Class C shares outstand-ing. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees; and retains the first year's service and distribu-tion fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.



-------------------------------------------------------------------------------

TRANSFER AGENT

Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder accounts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, currently serves as transfer agent for the Municipal Bond Fund and the Insured Municipal Bond Fund. Boston Financial, P.O. Box 8509, Boston, MA, 02266-8509, currently serves as transfer agent for the All-American Fund, the Intermediate Fund, and the Limited Term Fund. The funds intend to consolidate transfer agent activities with a single firm in the future.

-------------------------------------------------------------------------------
HOW THE FUNDS REPORT
PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications. See the statement of additional information for a more detailed discussion.

-------------------------------------------------------------------------------
HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, subtracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

-------------------------------------------------------------------------------
ORGANIZATION

The Trust is an open-end diversified investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfolio of investments and the shares of each class have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges and service fees. B shares convert to A shares after 8 years. C shares purchased before February 1, 1997 convert to A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.


-------------------------------------------------------------------------------

                         Nuveen Family of Mutual Funds

           Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

           GROWTH AND INCOME FUNDS

           Growth and Income Stock Fund
           Balanced Stock and Bond Fund
           Balanced Municipal and Stock Fund

           MUNICIPAL BOND FUNDS

           National Funds/1/

           State Funds

           Alabama                        Michigan
           Arizona                        Missouri
           California/2/                  New Jersey/3/
           Colorado                       New Mexico
           Connecticut                    New York/2/
           Florida/3/                     North Carolina
           Georgia                        Ohio
           Kansas                         Pennsylvania
           Kentucky/4/                    South Carolina
           Louisiana                      Tennessee
           Maryland                       Virginia
           Massachusetts/2/               Wisconsin

           Notes

           1. Long-term, insured long-term, intermediate-term and limited-term portfolios.

           2. Long-term and insured long-term portfolios.
           3. Long-term and intermediate-term portfolios.
           4. Long-term and limited-term portfolios.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
                                                                    VPR-NAT

                                                                FEBRUARY 1, 1997

NUVEEN FLAGSHIP MUNICIPAL TRUST

NUVEEN MUNICIPAL BOND FUND

NUVEEN INSURED MUNICIPAL BOND FUND

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND

NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND

NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Municipal Trust dated February 1, 1997. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 414-7447.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-12
Investment Adviser and Investment Management Agreement..................... S-16
Portfolio Transactions..................................................... S-17
Net Asset Value............................................................ S-17
Tax Matters................................................................ S-18
Performance Information.................................................... S-21
Additional Information on the Purchase and Redemption of Fund Shares....... S-27
Distribution and Service Plan.............................................. S-30
Independent Public Accountants and Custodian............................... S-31
Financial Statements....................................................... S-31
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports and the unaudited financial statements for the most recent semi-annual period for each Fund appear in the Funds' Semi-Annual Reports; each is included herein by reference. The Semi-Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and temporary investments, as those terms are defined in the Prospectus.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government or to the investment of 25% of such Fund's assets.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Municipal Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has five series: the Nuveen Municipal Bond Fund (originally incorporated in Maryland on October 8, 1976 and reorganized as a Massachusetts business trust on June 12, 1995); the Nuveen Insured Municipal Bond Fund (formerly a series of the Nuveen Insured Tax-Free Bond Fund, Inc., a Minnesota corporation incorporated on July 14,
1986); the Nuveen Flagship All-American Municipal Bond Fund (formerly the Flagship All-American Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Intermediate Municipal Bond Fund (formerly the Flagship Intermediate Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Limited Term Municipal Bond Fund (formerly the Flagship Limited Term Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each Fund invests primarily in a diversified portfolio of Municipal Obligations issued within the 50 states and certain U.S. possessions and territories. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

INSURANCE

  Each insured Municipal Obligation held by the Nuveen Insured Municipal Bond Fund will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund currently maintains a policy of Portfolio Insurance with MBIA Insurance Corporation, AMBAC Indemnity Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Fund may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Fund will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). The Fund currently intends to obtain insurance polices only from mono-line insurers specializing in insuring municipal debt. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of the Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

  The Fund's policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down-grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time the Fund purchases securities.

  In addition to insured Municipal Obligations, the Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been
(1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of the Fund's assets.

  Each insured Municipal Obligation in which the Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

  Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

  In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of the Fund with respect to such payment.

  Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

  Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

  One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable the Fund to enhance the value of such Municipal Obligation. The Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

  Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by the Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund.

  If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that the Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

  Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by the Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

  Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

  Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by the Fund.

  One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

  The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

  The Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

  Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

  Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on the Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by the Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Fund were not covered by policies of Portfolio Insurance during the year ended February 29, 1996, premium expenses as a percentage of the value of Municipal Obligations held by the Fund for such period were .00%.

  Set forth below is information about the various municipal bond insurers with whom the Nuveen Insured Municipal Bond Fund currently maintains policies of Portfolio Insurance.

  AMBAC INDEMNITY CORPORATION ("AMBAC INDEMNITY")

  AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,440,000,000 (unaudited) and statutory capital of approximately $1,387,000,000 (unaudited) as of March 31, 1996. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held company. Moody's , S&P and Fitch Investors Service, L.P., each have assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

  AMBAC Indemnity has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC Indemnity will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC Indemnity under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.

  Copies of AMBAC Indemnity's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

  FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")

  Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

  Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., U.S. West Capital Corporation and the Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of March 31, 1996, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $650,052,000 (unaudited) and $387,239,000 (unaudited), the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $779,177,000 (unaudited) and $340,226,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention:
Communications Department. Financial Security's telephone number is (212) 826-0100.

  MBIA INSURANCE CORPORATION ("MBIA")

  MBIA, formerly known as Municipal Bond Investors Assurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA is domiciled in the State of New York and licensed to do business to all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam.

  As of December 31, 1994, MBIA had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1995, MBIA had admitted assets of $3.8 billion (audited), total liabilities of $2.5 billion (audited), and total capital and surplus of $1.3 billion (audited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's year end financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

  MBIA's policy unconditionally and irrevocably guarantees to the Nuveen Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by MBIA's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

  MBIA's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. MBIA's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. MBIA's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

  With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, MBIA guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

  When MBIA receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, MBIA on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by MBIA, and appropriate instruments to effect the appointment of MBIA as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

  The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

  Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

  Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

  In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

  Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

  Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 1996, the total capital and surplus of Financial Guaranty was approximately $1,032,675,000. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number :
(212) 312-3000) or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau (telephone number: (212) 602-0389).

  The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Trustees of the Fund.

  The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

  An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

  An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

  The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

  S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty.

  S&P's ratings of AMBAC Indemnity, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

  The portfolio turnover rates for the Funds, for the fiscal year-end of each Fund as a series of its predecessor entity (described above), as indicated, were

                                                                        FISCAL
                                                                         YEAR
                                                                       ---------
                                                                       1995 1996
                                                                       ---- ----
      Nuveen Municipal Bond Fund (2/28)...............................  17% 17%
      Nuveen Insured Municipal Bond Fund (2/28).......................  25% 27%
      Nuveen Flagship All-American Municipal Bond Fund (5/31).........  71% 79%
      Nuveen Flagship Intermediate Municipal Bond Fund (5/31)......... 102% 81%
      Nuveen Flagship Limited Term Municipal Bond Fund (5/31).........  20% 39%

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series' portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

TEMPORARY INVESTMENTS

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                              POSITIONS
                             AND OFFICES                 PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE  WITH TRUST                  DURING PAST FIVE YEARS
----------------        ---  -----------                 ----------------------
Timothy R.              47  Chairman and  Chairman since July 1, 1996 of The John Nuveen
 Schwertfeger*               Trustee       Company, John Nuveen & Co. Incorporated, Nuveen
 333 West Wacker Drive                     Advisory Corp. and Nuveen Institutional Advisory
 Chicago, IL 60606                         Corp.; prior thereto Executive Vice President and
                                           Director of The John Nuveen Company (since March
                                           1992), John Nuveen & Co. Incorporated, Nuveen
                                           Advisory Corp. (since October 1992) and Nuveen
                                           Institutional Advisory Corp. (since October 1992).
Anthony T. Dean*        51  President and President since July 1, 1996 of The John Nuveen
 333 West Wacker Drive       Trustee       Company, John Nuveen & Co. Incorporated, Nuveen
 Chicago, IL 60606                         Advisory Corp. and Nuveen Institutional Advisory
                                           Corp.; prior thereto, Executive Vice President and
                                           Director of The John Nuveen Company (since March
                                           1992), John Nuveen & Co. Incorporated, Nuveen
                                           Advisory Corp. (since October 1992) and Nuveen
                                           Institutional Advisory Corp. (since October 1992).
Lawrence H. Brown       62   Trustee      Retired (August 1989) as Senior Vice President of
 201 Michigan Avenue                       The Northern Trust Company.
 Highwood, IL 60040
Robert P. Bremner       56   Trustee      Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015

                         POSITIONS
                        AND OFFICES                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST                    DURING PAST FIVE YEARS
----------------  ---   -----------                   ----------------------
Anne E.           64   Trustee         President and Chief Executive Officer of Blanton-
 Impellizzeri                           Peale Institute (since December 1990); prior
 3 West 29th                            thereto, Vice President of New York City
 Street                                 Partnership (from 1987 to 1990).
 New York,
 NY 10001
Margaret K.       70   Trustee         Helen Ross Professor of Social Welfare Policy,
 Rosenheim                              School of Social Service Administration,
 969 East                               University of Chicago.
 60th Street
 Chicago, IL
 60637
Peter R.          63   Trustee         Adjunct Professor of Business and Economics,
 Sawers                                 University of Dubuque, Iowa; Adjunct Professor,
 22 The                                 Lake Forest Graduate School of Management, Lake
 Landmark                               Forest, Illinois (since January 1992); prior
 Northfield,                            thereto, Executive Director, Towers Perrin
 IL 60093                               Australia (management consultant); Chartered
                                        Financial Analyst; Certified Management
                                        Consultant.
William J.        52   Trustee         Senior Partner, Miller-Valentine Partners, Vice
 Schneider                              President, Miller-Valentine Realty, Inc.
 4000
 Miller-
 Valentine
 Ct.
 P.O. Box
 744
 Dayton, OH
 45401
William M.        32   Vice President  Vice President of Nuveen Advisory Corp. (since
 Fitzgerald                             December 1995); Assistant Vice President of Nuveen
 333 West                               Advisory Corp. (from September 1992 to December
 Wacker                                 1995), prior thereto Assistant Portfolio Manager
 Drive                                  of Nuveen Advisory Corp. (from June 1988 to
 Chicago, IL                            September 1992).
 60606
Kathleen M.       49   Vice President  Vice President of John Nuveen & Co. Incorporated.
 Flanagan
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
J. Thomas         41   Vice President  Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Richard A.        33   Vice President  Vice President of Nuveen Advisory Corp. (since
 Huber                                  January 1997); Vice President and Portfolio
 3450                                   Manager (since August 1985) of Flagship Financial.
 Cassandra
 Drive
 Tipp City,
 OH 45371
Steven J.         39   Vice President  Vice President of Nuveen Advisory Corp.
 Krupa
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Anna R.           50   Vice President  Vice President of John Nuveen & Co. Incorporated.
 Kucinskis
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Larry W.          45   Vice President  Vice President (since September 1992), and
 Martin                                 Assistant Secretary and Assistant General Counsel
 333 West                               of John Nuveen & Co. Incorporated; Vice President
 Wacker                                 (since May 1993) and Assistant Secretary of Nuveen
 Drive                                  Advisory Corp.; Vice President (since May 1993)
 Chicago, IL                            and Assistant Secretary (since January 1992) of
 60606                                  Nuveen Institutional Advisory Corp.; Assistant
                                        Secretary of The John Nuveen Company (since
                                        February 1993).
Edward F.         31   Vice President  Vice President (since September 1996), previously
 Neild, IV                              Assistant Vice President (since December 1993) of
 One South                              Nuveen Advisory Corp., portfolio manager prior
 Main Street                            thereto (since January 1992); Vice President
 Dayton, OH                             (since September 1996), previously Assistant Vice
 45402                                  President (since May 1995) of Nuveen Institutional
                                        Advisory Corp., portfolio manager prior thereto
                                        (since January 1992).
O. Walter         57   Vice President  Vice President and Controller of The John Nuveen
 Renfftlen                              Company (since March 1992), John Nuveen & Co.
 333 West                               Incorporated, Nuveen Advisory Corp. and Nuveen
 Wacker                                 Institutional Advisory Corp.
 Drive
 Chicago, IL
 60606

                         POSITIONS
                        AND OFFICES                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST                    DURING PAST FIVE YEARS
----------------  ---   -----------                   ----------------------
Thomas C.         45   Vice President  Vice President of Nuveen Advisory Corp. and Nuveen
 Spalding,                              Institutional Advisory Corp.; Chartered Financial
 Jr.                                    Analyst.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
H.                62   Vice President  Vice President and Treasurer of The John Nuveen
 William                                Company (since March 1992), John Nuveen & Co.
 Stabenow                               Incorporated, Nuveen Advisory Corp. and Nuveen
 333 West                               Institutional Advisory Corp. (since January 1992).
 Wacker
 Drive
 Chicago,
 IL 60606
Gifford           40   Vice President  Vice President (since September 1992), Assistant
 R.                    and Assistant    Secretary and Assistant General Counsel of John
 Zimmerman             Secretary        Nuveen & Co. Incorporated; Vice President (since
 333 West                               May 1993) and Assistant Secretary of Nuveen
 Wacker                                 Advisory Corp.; Vice President (since May 1993)
 Drive                                  and Assistant Secretary (since January 1992) of
 Chicago,                               Nuveen Institutional Advisory Corp.
 IL 60606

  Anthony Dean, Margaret Rosenheim and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are also directors or trustees, as the case may be, of 38 other Nuveen open-end funds. Mr. Dean, Mr. Schwertfeger, Mr. Brown, Ms. Impellizzeri, Ms. Rosenheim and Mr. Sawers also are directors or trustees of 52 Nuveen closed-end funds.

  The following table sets forth estimated compensation paid or accrued by the Trust to each of the trustees of the Trust for the first full fiscal year and the total compensation that all Nuveen Funds paid to each trustee during the calendar year 1996. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $4,200(3)       $20,500(3)
      Lawrence H. Brown........................     $6,433          $58,500
      Anne E. Impellizzeri.....................     $6,433          $58,500
      Margaret K. Rosenheim....................     $7,881(1)       $66,315(2)
      Peter R. Sawers..........................     $6,433          $58,500
      William J. Schneider.....................     $4,405(3)       $21,500(3)

--------
(1) Includes $365 in interest accrued on deferred compensation from prior years.
(2) Includes $1,565 in interest accrued on deferred compensation from prior years.
(3) As a trustee of the Flagship Funds, for the 12 months ended May 31, 1996.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of January 3, 1997, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                         NAME AND ADDRESS OF        PERCENTAGE
      NAME OF FUND AND CLASS             OWNER                     OF OWNERSHIP
      ----------------------             -------------------       ------------
      Nuveen Municipal Bond Fund
       Class C Shares..................  Bill W. Hickey &             18.71%
                                         Erin E. Hickey Jt. Ten.
                                         Wros.
                                         20 Bowen St.
                                         Longmont, CO 80501-5862
                                         Oppenheimer & Co., Inc.       5.51
                                         FBO 020-38275-14
                                         P.O. Box 3484
                                         Church Street Station
                                         New York, NY 10008-8484

                                         NAME AND ADDRESS OF         PERCENTAGE
      NAME OF FUND AND CLASS             OWNER                      OF OWNERSHIP
      ----------------------             -------------------        ------------
                                         Fasteners, Inc.                7.72
                                         c/o Edward D. Otto
                                         P.O. Box 11188
                                         Newington, CT 06111
      Nuveen Insured Municipal Bond
       Fund Class A Shares.............  NFSC FEBO # DBV-055646         5.79%
                                         Jack H. Martinelli
                                         Harriet L. Martinelli
                                         TTEE
                                         Martinelli Family Trust
                                         U/A 3/27/92--748 Pico
                                         Ave.
                                         San Mateo, CA 94403
      Nuveen Flagship All-American                                     36.57
       Municipal Bond Fund Class A       Merrill Lynch, Pierce,
       Shares..........................  Fenner
                                          & Smith for the sole
                                         benefit  of its
                                         Customers
                                         Attn Fund Administration
                                         4800 Deer Lake Dr E FL 3
                                         Jacksonville, FL 32246-
                                         6484
      Nuveen Flagship All-American                                     64.80
       Municipal Bond Fund Class C       Merrill Lynch, Pierce,
       Shares..........................  Fenner
                                          & Smith for the sole
                                         benefit  of its
                                         Customers
                                         Attn Fund Administration
                                         4800 Deer Lake Dr E FL 3
                                         Jacksonville, FL 32246-
                                         6484
      Nuveen Flagship Intermediate                                     33.97
       Municipal Bond Fund Class A       Merrill Lynch, Pierce,
       Shares..........................  Fenner
                                          & Smith for the sole
                                         benefit  of its
                                         Customers
                                         Attn Fund Administration
                                         4800 Deer Lake Dr E FL 3
                                         Jacksonville, FL 32246-
                                         6484
      Nuveen Flagship Intermediate                                     70.15
       Municipal Bond Fund Class C       Merrill Lynch, Pierce,
       Shares..........................  Fenner
                                          & Smith for the sole
                                         benefit  of its
                                         Customers
                                         Attn Fund Administration
                                         4800 Deer Lake Dr E FL 3
                                         Jacksonville, FL 32246-
                                         6484
      Nuveen Flagship Limited Term                                     28.56
       Municipal Bond Fund Class A       Merrill Lynch, Pierce,
       Shares..........................  Fenner
                                          & Smith for the sole
                                         benefit  of its
                                         Customers
                                         Attn Fund Administration
                                         4800 Deer Lake Dr E FL 3
                                         Jacksonville, FL 32246-
                                         6484
      Nuveen Flagship Limited Term                                     60.15
       Municipal Bond Fund Class C       Merrill Lynch, Pierce,
       Shares..........................  Fenner
                                          & Smith for the sole
                                         benefit  of its
                                         Customers
                                         Attn Fund Administration
                                         4800 Deer Lake Dr E FL 3
                                         Jacksonville, FL 32246-
                                         6484

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5000 of 1%
For the next $125 million........................................  .4875 of 1%
For the next $250 million........................................  .4750 of 1%
For the next $500 million........................................  .4625 of 1%
For the next $1 billion..........................................  .4500 of 1%
For assets over $2 billion.......................................  .4250 of 1%

  Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees, taxes, interest, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) from exceeding 0.75% of the Nuveen Municipal Bond Fund's average daily net assets, and 0.975% of the Nuveen Insured Municipal Bond Fund's average daily net assets.

  For the All-American, Intermediate, and Limited Term Funds, Nuveen Advisory has committed through at least 1998 to waive fees or reimburse expenses to the extent necessary to maintain a dividend level competitive with that of similar funds.
  For the last three fiscal years, the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                           MANAGEMENT FEES NET OF EXPENSE   FEE WAIVERS AND EXPENSE
                            REIMBURSEMENT PAID TO NUVEEN        REIMBURSEMENTS
                             ADVISORY FOR THE YEAR ENDED      FOR THE YEAR ENDED
                          --------------------------------- -----------------------
                            2/28/94    2/28/95    2/29/96   2/28/94 2/28/95 2/29/96
                          ----------- ---------- ---------- ------- ------- -------
Nuveen Municipal Bond
 Fund...................  $11,645,399 11,932,164 12,797,372     0        0   4,313
Nuveen Insured Municipal
 Bond Fund..............    3,265,386  3,439,021  3,756,793     0   10,570   1,303

  For the last three fiscal years, the Nuveen Flagship All-American Municipal Bond Fund, the Nuveen Flagship Intermediate Municipal Bond Fund, and the Nuveen Flagship Limited Term Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, as follows:

                          MANAGEMENT FEES NET OF EXPENSE FEE WAIVERS AND EXPENSE
                          REIMBURSEMENT PAID TO FLAGSHIP     REIMBURSEMENTS
                           FINANCIAL FOR THE YEAR ENDED    FOR THE YEAR ENDED
                          ------------------------------ -----------------------
                           5/31/94    5/31/95   5/31/96  5/31/94 5/31/95 5/31/96
                          ---------- --------- --------- ------- ------- -------
All American Fund........ $  267,846   420,954   644,844 753,169 632,023 588,351
Intermediate Fund........          0         0         0 146,230 187,583 269,930
Limited Term Fund........  1,313,071 1,369,218 1,259,810 657,881 458,100 332,579

  As discussed in the Prospectus, in addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Founded in 1898, Nuveen is the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities and maintains the largest research department in the investment banking community devoted exclusively to the analysis of municipal securities. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $35 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Among the requirements that a Fund must meet in order to qualify under Subchapter M in any year is that less than 30% of its gross income must be derived from the sale or other disposition of securities and certain other assets held for less than three months.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                            Yield=2[(a-b +1)/6/ -1]
                                     cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the right hand column. None of the Funds had Class B Shares outstanding as of the date of this Statement of Additional Information.

                                               AS OF AUGUST 31, 1996
                                     ------------------------------------------
                                            COMBINED FEDERAL       TAXABLE
                                     YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                     ----- ------------------- ----------------
      Nuveen Municipal Bond Fund
        Class A Shares.............  4.67%        39.6%             7.73%
        Class C Shares.............  4.11%        39.6%             6.80%
        Class R Shares.............  5.13%        39.6%             8.49%
      Nuveen Insured Municipal Bond
       Fund
        Class A Shares.............  4.51%        39.6%             7.47%
        Class C Shares.............  3.94%        39.6%             6.52%
        Class R Shares.............  4.96%        39.6%             8.21%
                                              AS OF NOVEMBER 30, 1996
                                     ------------------------------------------
                                            COMBINED FEDERAL       TAXABLE
                                     YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                     ----- ------------------- ----------------
      Nuveen Flagship All-American
       Municipal Bond Fund
        Class A Shares.............  4.96%        39.6%             8.21%
        Class C Shares.............  4.64%        39.6%             7.68%
        Class R Shares.............    N/A          N/A               N/A
      Nuveen Flagship Intermediate
       Municipal Bond Fund
        Class A Shares.............  4.84%        39.6%             8.01%
        Class C Shares.............  4.44%        39.6%             7.35%
        Class R Shares.............    N/A          N/A               N/A
      Nuveen Flagship Limited Term
       Municipal Bond Fund
        Class A Shares.............  4.02%        39.6%             6.66%
        Class C Shares.............  3.82%        39.6%             6.32%
        Class R Shares.............    N/A          N/A               N/A

--------
*The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.2% for the Municipal Bond Fund, the Insured Municipal Bond Fund, and the All-American Fund; the maximum sales charge for Class A Shares of 3.0% for the Intermediate Municipal Bond Fund; and the maximum sales charge for Class A Shares of 2.5% for the Limited Term Municipal Bond Fund, were as follows:

                                  AS OF AUGUST 31, 1996 DISTRIBUTION RATES
                                ----------------------------------------------
                                   CLASS A         CLASS C         CLASS R
                                --------------  --------------  --------------
      Nuveen Municipal Bond
       Fund....................           4.87%           4.36%           5.35%
      Nuveen Insured Municipal
       Bond Fund...............           4.80%           4.27%           5.26%
                                 AS OF NOVEMBER 30, 1996 DISTRIBUTION RATES
                                 ------------------------------------------
                                   CLASS A         CLASS C         CLASS R
                                --------------  --------------  --------------
      Nuveen Flagship All-
       American Municipal Bond
       Fund....................           5.08%           4.78%             N/A
      Nuveen Flagship
       Intermediate Municipal
       Bond Fund...............           4.60%           4.21%             N/A
      Nuveen Flagship Limited
       Term Municipal Bond
       Fund....................           4.43%           4.26%             N/A

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes existing prior to February 1, 1997, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes. For classes created on February 1, 1997, total returns reflect the oldest class's performance for all periods, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                                INCEPTION DATES
                                                               -----------------
      Nuveen Municipal Bond Fund
        Class A Shares........................................     June 13, 1995
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................     June 13, 1995
        Class R Shares........................................ November 29, 1976
      Nuveen Insured Municipal Bond Fund
        Class A Shares........................................ September 6, 1994
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................ September 6, 1994
        Class R Shares........................................ December 10, 1986
      Nuveen Flagship All-American Municipal Bond Fund
        Class A Shares........................................   October 3, 1988
        Class B Shares........................................  February 1, 1997
        Class C Shares........................................      June 2, 1993
        Class R Shares........................................  February 1, 1997

                                                               INCEPTION DATES
                                                              ------------------
      Nuveen Flagship Intermediate Municipal Bond Fund
        Class A Shares....................................... September 15, 1992
        Class C Shares.......................................   December 1, 1995
        Class R Shares.......................................   February 1, 1997
      Nuveen Flagship Limited Term Municipal Bond Fund
        Class A Shares.......................................   October 19, 1987
        Class C Shares.......................................   December 1, 1995
        Class R Shares.......................................   February 1, 1997

  The Nuveen Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A Shares, for the one-year, five-year and ten-year periods (as applicable) ended August 31, 1996, and for the period from inception through August 31, 1996, respectively, were as follows:

                                                 ANNUAL TOTAL RETURN
                                       ---------------------------------------
                                                                       FROM
                                       ONE YEAR            TEN YEARS INCEPTION
                                        ENDED   FIVE YEARS   ENDED    THROUGH
                                       AUG. 31, ENDED AUG. AUG. 31,  AUG. 31,
                                         1996    31, 1996    1996      1996
                                       -------- ---------- --------- ---------
      Nuveen Municipal Bond Fund
        Class A Shares................   0.84%     5.58%     6.69%     6.70%
        Class B Shares................   0.43%     5.59%     6.57%     6.64%
        Class C Shares................   4.52%     5.70%     6.38%     6.15%
        Class R Shares................   5.42%     6.76%     7.41%     7.20%

  The Nuveen Insured Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A Shares, for the one-year and five-year periods (as applicable) ended August 31, 1996, and for the period from inception through August 31, 1996, respectively, were as follows:

                                                  ANNUAL TOTAL RETURN
                                          ------------------------------------
                                                                   FROM
                                           ONE YEAR  FIVE YEARS INCEPTION
                                            ENDED      ENDED     THROUGH
                                          AUGUST 31, AUGUST 31, AUGUST 31,
                                             1996       1996       1996
                                          ---------- ---------- ----------
      Nuveen Insured Municipal Bond Fund
        Class A Shares...................   1.05%      6.49%      7.04%
        Class B Shares...................   0.64%      6.43%      6.89%
        Class C Shares...................   4.72%      6.47%      6.65%
        Class R Shares...................   5.64%      7.60%      7.74%

  The Nuveen Flagship All-American Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A shares, for one-year and five-year periods (as applicable) ended November 30, 1995, and for the period from inception through November 30, 1996 were as follows:

                                                ANNUAL TOTAL RETURN
                                       --------------------------------------
                                                                     FROM
                                         ONE YEAR    FIVE YEARS   INCEPTION
                                          ENDED        ENDED       THROUGH
                                       NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                           1996         1996         1996
                                       ------------ ------------ ------------
      Nuveen Flagship All-American
       Municipal Bond Fund
        Class A Shares................     1.88%        7.57%        8.35%
        Class B Shares................     1.77%        7.76%        8.34%
        Class C Shares................     5.77%        7.85%        8.30%
        Class R Shares................     6.35%        8.50%        8.93%

  The Nuveen Flagship Intermediate Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A Shares for the one-year period ended (as applicable) November 30, 1996, and for the same period from inception through November 30, 1996 were as follows:

                                                       ANNUAL TOTAL RETURN
                                                    -------------------------
                                                                     FROM
                                                      ONE YEAR    INCEPTION
                                                       ENDED       THROUGH
                                                    NOVEMBER 30, NOVEMBER 30,
                                                        1996         1996
                                                    ------------ ------------
      Nuveen Flagship Intermediate Municipal Bond
       Fund
        Class A Shares.............................     2.65%        6.72%
        Class C Shares.............................     4.93%        6.82%
        Class R Shares.............................     5.83%        7.49%

  The Nuveen Flagship Limited-Term Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A Shares for the one-year and five-year periods (as applicable) ended November 30, 1996, and for the period from inception through November 30, 1996 were as follows:

                                                ANNUAL TOTAL RETURN
                                       --------------------------------------
                                                                     FROM
                                         ONE YEAR    FIVE YEARS   INCEPTION
                                          ENDED        ENDED       THROUGH
                                       NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                           1996         1996         1996
                                       ------------ ------------ ------------
      Nuveen Flagship Limited-Term
       Municipal Bond Fund
        Class A Shares................     2.27%        5.75%        6.57%
        Class C Shares................     4.55%        5.96%        6.55%
        Class R Shares................     4.89%        6.28%        6.87%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The Nuveen Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, for the one-year, five-year, and ten year periods (as applicable) ended August 31, 1996, and for the period since inception through August 31, 1996, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                             CUMULATIVE TOTAL RETURN
                                   -------------------------------------------
                                                                       FROM
                                    ONE YEAR  FIVE YEARS TEN YEARS  INCEPTION
                                     ENDED      ENDED      ENDED     THROUGH
                                   AUGUST 31, AUGUST 31, AUGUST 31, AUGUST 31,
                                      1996       1996       1996       1996
                                   ---------- ---------- ---------- ----------
      Nuveen Municipal Bond Fund
        Class A Shares............   0.84%      31.18%      91.02%   260.15%
        Class B Shares............   0.43%      31.26%      88.90%   256.16%
        Class C Shares............   4.52%      31.97%      85.57%   225.25%
        Class R Shares............   5.42%      38.69%     104.42%   294.78%

  The Nuveen Insured Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, for the one and five-year periods (as applicable) ended August 31, 1996, and for the period since inception through August 31, 1996, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                                   CUMULATIVE TOTAL RETURN
                                               --------------------------------
                                                                        FROM
                                                ONE YEAR  FIVE YEARS INCEPTION
                                                 ENDED      ENDED     THROUGH
                                               AUGUST 31, AUGUST 31, AUGUST 31,
                                                  1996       1996       1996
                                               ---------- ---------- ----------
      Nuveen Insured Municipal Bond Fund
        Class A Shares........................    1.05%     36.99%      93.31%
        Class B Shares........................    0.64%     36.57%      90.70%
        Class C Shares........................    4.72%     36.84%      86.56%
        Class R Shares........................    5.64%     44.24%     105.97%

  The Nuveen Flagship All-American Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, for the one-year and five-year periods ended November 30, 1996, and for the period since inception through November 30, 1996, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                              CUMULATIVE TOTAL RETURN
                                       --------------------------------------
                                                                     FROM
                                         ONE YEAR    FIVE YEARS   INCEPTION
                                          ENDED        ENDED       THROUGH
                                       NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                           1996         1996         1996
                                       ------------ ------------ ------------
      Nuveen Flagship All-American
       Municipal Bond Fund
        Class A Shares................     1.88%       44.03%        92.44%
        Class B Shares................     1.77%       45.30%        92.28%
        Class C Shares................     5.77%       45.91%        91.60%
        Class R Shares................     6.35%       50.35%       100.88%

  The Nuveen Flagship Intermediate Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, for the one-year period ended November 30, 1996, and for the period since inception through November 30, 1996, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                                     CUMULATIVE TOTAL RETURN
                                                    -------------------------
                                                                     FROM
                                                      ONE YEAR    INCEPTION
                                                       ENDED       THROUGH
                                                    NOVEMBER 30, NOVEMBER 30,
                                                        1996         1996
                                                    ------------ ------------
      Nuveen Flagship Intermediate Municipal Bond
       Fund
        Class A Shares.............................     2.65%       31.46%
        Class C Shares.............................     4.93%       32.01%
        Class R Shares.............................     5.83%       35.52%

  The Nuveen Flagship Limited Term Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, for the one and five year periods ended November 30, 1996, and for the period since inception through November 30, 1996, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                              CUMULATIVE TOTAL RETURN
                                       --------------------------------------
                                                                     FROM
                                         ONE YEAR    FIVE YEARS   INCEPTION
                                          ENDED        ENDED       THROUGH
                                       NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                                           1996         1996         1996
                                       ------------ ------------ ------------
      Nuveen Flagship Limited Term
       Municipal Bond Fund
        Class A Shares................     2.27%       32.24%       78.69%
        Class C Shares................     4.55%       33.58%       78.28%
        Class R Shares................     4.89%       35.63%       83.27%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 39.6% maximum marginal federal tax rate for 1997, the annual taxable equivalent total return for the Nuveen Municipal Bond Fund's Class R Shares for the ten year period ended August 31, 1996, was 11.67%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price (3.0% for the Intermediate Municipal Bond Fund and 2.5% for the Limited Term Municipal Bond Fund). This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Fund primarily invests in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND
REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will shares expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

  Cumulative Discount. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Municipal Mutual Fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Municipal Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Municipal Mutual Fund or a Nuveen unit trust, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Municipal Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A

"qualified group" is one which has been in existence for more than six months, has a purpose other than investment, has five or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $25, and the minimum monthly investment in Class A Shares of any particular Fund or portfolio for all participants in the program combined is $1,000. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at (800) 621-7227.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than 60 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds; . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;
  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;
  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates;
  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;
  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and
  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, their parents, their children and their grandchildren); or (3) all purchases made through a group purchase program as described above.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.
  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7277.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then in the reverse order in which the shares were purchased, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or money market Fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's automatic withdrawal plan, up to specified amounts. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  To help advisers and investors better understand and most efficiently use the Fund to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day. In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net assets value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Municipal Trust, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for the Nuveen Municipal Bond Fund's fiscal years ended February 29, 1996, February 28, 1995, and February 28, 1994 were $1,575, $316; $2,248, $467; and $5,703, $1,093, respectively. For the Nuveen Insured Municipal Bond Fund's fiscal years ended February 29, 1996, February 28, 1995, and February 28, 1994, the amounts retained were $880, $97; $1,554, $296; and $4,490, $707, respectively. The aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Flagship Financial, Inc., which Nuveen acquired on January 1, 1997, for the Nuveen Flagship All-American Municipal Bond Fund for the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994 were $556,900, $73,800; $763,400, $104,100; $1,188,000, $161,798,
respectively. For the Nuveen Flagship Intermediate Municipal Bond Fund for the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994 the amounts retained were $136,700, $27,900; $171,100, $34,400; $460,600, $89,100,
respectively. For the Nuveen Flagship Limited Term Municipal Bond Fund for the fiscal years ended May 31, 1996, May 31, 1995 and May 31, 1994 the amounts retained were $543,300, $108,400; $797,200, $160,100; $4,055,400, $818,100.

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal years indicated below, 100% of service fees and distribution fees were paid out as compensation to authorized dealers. For such periods, the service fee for the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund was .25% for both Class A and C Shares and the distribution fee was
 .75% for Class C Shares. For the Nuveen Flagship All-American Municipal Bond Fund, the Nuveen Flagship Intermediate Municipal Bond Fund and the Nuveen Flagship Limited Term Municipal Bond Fund, the service fee was .20% for all classes and the distribution fee was .20% for Class A Shares and .75% for Class C Shares.

                                                         COMPENSATION PAID TO
                                                        AUTHORIZED DEALERS FOR
                                                          END OF FISCAL 1996
                                                        ----------------------
      Nuveen Municipal Bond Fund (2/29/96)
        Class A........................................          $36,112
        Class C........................................           $7,054
      Nuveen Insured Municipal Bond Fund (2/29/96)
        Class A........................................          $82,071
        Class C........................................          $44,298
      Nuveen Flagship All-American Municipal Bond Fund
       (5/31/96)
        Class A........................................         $800,411
        Class C........................................         $436,430
      Nuveen Flagship Intermediate Municipal Bond Fund
       (5/31/96)
        Class A........................................         $180,903
        Class C........................................           $3,450
      Nuveen Flagship Limited Term Municipal Bond Fund
       (5/31/96)
        Class A........................................       $2,109,177
        Class C........................................          $28,351

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago Illinois 60603 has been selected as auditors for the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund. Deloitte & Touche, LLP, independent public accountants, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402 has been selected as auditors for the Nuveen Flagship All-American Municipal Bond Fund, the Nuveen Flagship Intermediate Municipal Bond Fund, and the Nuveen Flagship Limited Term Municipal Bond Fund. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their report with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

  The custodian of the assets of the Funds is The Chase Manhattan Bank, 770 Broadway, New York, New York 10003. The custodian performs custodial, fund accounting and portfolio accounting services.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports and the unaudited financial statements for the most recent semi-annual period for each Fund appear in the Funds' Semi-Annual Reports; each is included herein by reference. The Annual Reports and the Semi-Annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   APPENDIX B

                       DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Funds' defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

[Logo of                Statement of Investments in            November 30, 1996
 Ship Art]               Securities and Net Assets                   (Unaudited)

========================================================================================================================
           Municipal Bonds
 Face
Amount                                                                                 Face
 (000)     Description                                                                 Rate     Maturity    Market Value

           Alaska
$   280    Alaska State Housing Finance Corporation                                   7.800%    12/01/30    $    285,256

           California
  2,000    California Pollution Control Financing Authority Revenue -
           San Diego Gas and Electric Company - Series 1996 A                         5.900     06/01/14       2,119,320
  8,000    Contra Costa, CA Home Mortgage Finance Authority -
           Multifamily Mortgage Revenue - Series 1984                                 0.000     09/01/17       2,436,880
  2,000    Foothill/Eastern Transportation Corridor Agency -
           Toll Road Revenue - Series 1995                                            0.000     01/01/05       1,291,540
  6,000    Long Beach, CA Aquarium of the Pacific Revenue - Series 1995 A             6.125     07/01/23       5,910,600
  4,000    Los Angeles, CA Regional Airports Improvement Corporation - Facilities
           Sublease Revenue - Delta Air Lines, Incorporated - Series 1996             6.350     11/01/25       4,108,320
    500    Sacramento, CA Cogeneration Authority Revenue - Procter & Gamble -
           Series 1995                                                                6.200     07/01/06         527,995
  1,000    Sacramento, CA Cogeneration Authority Revenue - Procter & Gamble -
           Series 1995                                                                6.500     07/01/21       1,043,480
  5,000    Sacramento, CA Power Authority Revenue - Cogeneration Project -
           Series 1995                                                                5.875     07/01/15       5,022,650

           Colorado
  6,000    Arapahoe County, CO E-470 Public Highway Authority Revenue -
           E-470 Project - Series 1986                                                0.000     08/31/05       3,631,380
  3,000    Arapahoe County, CO E-470 Public Highway Authority Revenue -
           E-470 Project - Series 1986                                                0.000     08/31/06       1,704,750
  2,000    Arapahoe County, CO E-470 Public Highway Authority Revenue -
           E-470 Project - Series 1986                                                6.950     08/31/20       2,209,800
  2,500    Hyland Hills Park and Recreation District - Adams County -
           Special Revenue - Series 1996 A                                            6.750     12/15/15       2,621,975

           Connecticut
    2,000  Connecticut State Health and Educational Facilities Authority Revenue -
           AHF/Hartford, Incorporated - Series 1994                                   7.125     11/01/14       2,268,320
           District of Columbia
  1,480    District of Columbia Revenue - Georgetown University - Series 1990B        7.150     04/01/21       1,583,467

           Florida
  1,000    Lady Lake, FL Industrial Development Revenue - Sunbelt Utilities           9.625     07/01/15       1,192,860
  1,975    Nassau County, FL Amelia Island Properties - Series 1993A                  9.750     01/01/23       2,190,512
  1,965    Sanford Airport Authority, Florida - Industrial Development Revenue
           Bonds - (Central Florida Terminals, Inc. Project) - Series 1995 A and B    7.500     05/01/10       1,989,307

           Georgia
  2,000    Georgia Municipal Electric Authority Power Revenue - Series 1993 C         5.700     01/01/19       2,035,240
  1,000    Municipal Electric Authority - Georgia Project One Special
           Obligation - Fifth Crossover - Series 1992                                 6.500     01/01/17       1,118,010

           Illinois
  1,750    Chicago, IL Gas Supply Revenue - Peoples Gas Light and Coke Company        8.100     05/01/20       1,940,960
  1,000    Chicago, IL Gas Supply Refunding Revenue - Peoples Gas Light and
           Coke Company - Series 1995 A                                               6.100     06/01/25       1,039,460
  2,000    Illinois Development Finance Authority Revenue -
           Presbyterian Home Lake Forest Place Project - Series 1996 A and B          6.300     09/01/22       2,082,420
  4,000    Illinois Educational Facilities Authority Revenue -
           Columbia College - Series 1992                                             6.875     12/01/17       4,183,760
  3,750    Illinois Educational Facilities Authority Revenue -
           Loyola College and University - Series 1991                                7.125     07/01/21       4,110,038


4                                                                                                           All-American

                        Statement of Investments in            November 30, 1996
                         Securities and Net Assets                   (Unaudited)

========================================================================================================================
           Municipal Bonds (continued)
 Face
Amount                                                                                 Face
 (000)     Description                                                                 Rate     Maturity    Market Value

$ 1,000    Illinois Health Facilities Authority Revenue - Galesburg Cottage
           Hospital - Series 1992                                                     6.250%    05/01/11    $  1,040,210
  3,000    Illinois Health Facilities Authority Revenue - Fairview Obligated
           Group - Series 1995 A, B and C                                             7.125     08/15/17       2,997,930
  6,000    Illinois Health Facilities Authority Revenue -  Sarah Bush Lincoln
           Health Center - Series 1996 B                                              5.750     02/15/22       5,760,600
    145    Illinois Health Facilities Authority Revenue - Westlake Community
           Hospital                                                                   7.875     01/01/13         153,043

           Indiana
  1,000    Fishers, IN Economic Development Revenue First Mortgage                    8.375     09/01/14       1,055,260
  1,750    Indiana State Health Facilities Authority Revenue -
           Hancock Memorial Hospital                                                  8.300     08/15/20       2,010,085
  1,250    Indiana Transportation Finance Authority Revenue - Airport
           Facilities - Series A                                                      6.750     11/01/11       1,335,638
  4,000    Indiana University of Trustees - Student Fee Revenue - Series K            0.000     08/01/11       1,789,000
  2,000    Indianapolis, IN Airport Authority Revenue - Federal Express
           Corporation - Series 1994                                                  7.100     01/15/17       2,163,480
  4,000    Indianapolis, IN Airport Authority Revenue - United Air Lines,
           Incorporated, Indianapolis Maintenance Center - Series 1995 A              6.500     11/15/31       4,100,680
  5,450    Indianapolis, IN Economic Developmment Revenue - Willowbrook
           Apartments Project - Series 1996 A, B, C and D                             6.500     07/01/26       5,489,294
    500    Monroe County, IN Hospital Authority - Bloomington Hospital -
           Series 1992                                                                6.700     05/01/12         546,470
  1,000    Rockport, IN Industrial Pollution Control Revenue - Indiana-Michigan
           Power                                                                      7.600     03/01/16       1,082,260

           Kentucky
  5,000    Ashland, KY Sewage and Solid Waste Revenue - Ashland Inc. - Series 1995    7.125     02/01/22       5,428,750
  5,000    Henderson County, KY Solid Waste Disposal Revenue - MacMillan Bloedel -
           Series 1995                                                                7.000     03/01/25       5,312,050
  3,250    Jefferson County, KY Health Facilities Revenue - Jewish Hospital Health
           Care Services                                                              6.500     05/01/15       3,509,252
  4,500    Jefferson County, KY Capital Projects Corporation Revenue -
           Municipal Lease - Series 1992 A                                            0.000     08/15/12       1,863,765
  5,000    Louisville and Jefferson County, KY Metropolitan Sewer District
           Revenue - Sewer and Drainage System - Series 1994 A                        6.750     05/15/25       5,632,700
  2,500    Mt. Sterling, KY League of Cities Funding Trust Lease Program Revenue -
           Series 1993 A                                                              6.200     03/01/18       2,564,600
  3,500    Pendleton County, KY Multi-County Lease Revenue Program -
           Series 1993 A                                                              6.500     03/01/19       3,724,595

           Louisiana
  2,000    New Orleans, LA Audubon Park Commission - Aquarium Revenue -
           Series 1992A                                                               8.000     04/01/12       2,201,640

           Maryland
  2,000    Maryland Energy Financing Administration - Limited Obligation Solid
           Waste Disposal Revenue - Wheelabrator Water Technologies
           Baltimore L.L.C. Projects - Series 1996                                    6.450     12/01/16       2,094,540

           Massachusetts
  3,000    Massachusetts State Housing Finance Agency - Series 1993 A                 6.300     10/01/13       3,077,850
  4,900    Massachusetts State Health and Educational Facilities Authority
           Revenue - Dana-Farber Cancer Institute - Series G-1 and G-2                6.250     12/01/22       5,097,764
  2,750    Massachusetts Industrial Finance Agency Revenue - Holy Cross College -
           Series 1996                                                                5.500     03/01/20       2,735,452

           Michigan
  2,000    Pontiac, MI Hospital Finance Authority Revenue - NOMC Group -
           Series 1993                                                                6.000     08/01/13       1,919,500
    420    Western Townships Michigan Utility Authority - Sewer Disposal System       8.200     01/01/18         460,051



All-American                                                                   5

                        Statement of Investments in            November 30, 1996
                         Securities and Net Assets                   (Unaudited)

========================================================================================================================
           Municipal Bonds (continued)
 Face
Amount                                                                                 Face
 (000)     Description                                                                 Rate     Maturity    Market Value

           Mississippi
$ 2,000    Claiborne County, MS Pollution Control Revenue - System Energy
           Resources Incorporated - Series 19                                         7.300%    05/01/25    $  2,101,880
  1,725    Gautier, MS Combined Utility District System Revenue -
           Jackson County - Series 1992                                               6.375     03/01/19       1,849,942

           New Hampshire
    700    New Hampshire Higher Educational and Health Facilities Authority
           Revenue - Catholic Medical Center                                          6.000     07/01/17         677,481
    600    New Hampshire Higher Educational and Health Facilities Authority
           Revenue - St. Joseph Hospital                                              7.500     01/01/16         633,042


           New Jersey
    425    Essex County, NJ Improvement Authority - General Obligation Lease
           Revenue - Series 1994                                                      6.600     04/01/14         448,894
  2,400    New Jersey Economic Development Authority - Electric Energy
           Facility Revenue - Vineland Cogeneration Project - Series 1992             7.875     06/01/19       2,604,984
  1,375    New Jersey Economic Development Authority Revenue - Educational
           Testing Services - Series 1995 B                                           6.125     05/15/15       1,462,890

           New York
  2,700    Metropolitan Transportation Authority, NY - Transit Facilities
           Revenue - Series 1996 A                                                    6.100     07/01/21       2,856,303
  1,900    New York City, NY General Obligation - Series 1991 B                       7.500     02/01/09       2,125,872
    750    New York City, NY General Obligation - Series 1992 D                       7.500     02/01/18         834,818
  3,810    New York City General Obligation - Fiscal Series 1997 E and F              6.000     08/01/26       3,773,119
     35    New York City General Obligation - Series 1992 D                           7.500     02/01/17          40,124
    650    New York City General Obligation - Series 1992 D                           7.500     02/01/17         724,132
  1,750    New York City Housing Development Corporation - Multifamily                7.350     06/01/19       1,871,748
  1,720    New York State Dormitory Authority Revenue - Department of Education -
           Series 1994 A                                                              6.250     07/01/24       1,757,186
  1,480    New York State Dormitory Authority Revenue - City University System
           Consolidated Revenue - Series 1993 B                                       5.750     07/01/18       1,505,663
  2,500    New York State Dormitory Authority Revenue - Department of Health -
           Series 1995                                                                6.625     07/01/24       2,700,375
  3,000    New York State Housing Finance Agency Revenue - Service Contract -
           Series 1995 A                                                              6.375     09/15/15       3,117,120
  1,590    New York State Mortgage Agency Revenue - Single Family - Series UU         7.750     10/01/23       1,683,031
  5,500    New York State Urban Development Corporation Revenue -
           State Facilities - Series 1995                                             5.700     04/01/20       5,527,830
  1,500    New York State Urban Development Corporation Revenue -
           Center for Industrial Innovation - Series 1995                             5.500     01/01/13       1,479,450
  2,125    New York State Urban Development Corporation Project Revenue -
           University Facilities Grants - Series 1995                                 5.500     01/01/19       2,079,695
  4,750    Port Authority of New York and New Jersey - Special Project -
           KIAC Partners Project - Series 4                                           6.750     10/01/19       4,875,305

           North Carolina
  1,299    Woodfin, NC Treatment Facilities - Certificates of Participation -
           Series 1993                                                                6.750     12/01/13       1,349,740

           North Dakota
    595    North Dakota State Housing Finance Agency - Single Family Mortgage
           Revenue - Series B                                                         8.000     07/01/13         622,435


6                                                                   All-American

                        Statement of Investments in            November 30, 1996
                         Securities and Net Assets                   (Unaudited)

========================================================================================================================
           Municipal Bonds (continued)
 Face
Amount                                                                                 Face
 (000)     Description                                                                 Rate     Maturity    Market Value

           Ohio
$ 1,400    Cleveland, OH Public Power System First Mortgage Revenue - Series 1994     7.000%    11/15/17    $  1,573,166
  1,350    Columbiana County, OH Jail Facilities Construction -
           General Obligation - Series 1994                                           6.700     12/01/24       1,492,560
  1,000    Cuyahoga County, OH Health Care Facilities Revenue -
           Altenheim Nursing Home                                                     9.280     06/01/15       1,095,980
  3,000    Cuyahoga County, OH Hospital Revenue - Meridia Health System -
           Series 1995                                                                6.250     08/15/24       3,089,370
  1,000    Cuyahoga County, OH Hospital Facilities Revenue - Fairview General
           Hospital/ Lutheran Medical Center - Series 1993                            6.300     08/15/15       1,020,410
  2,350    Garfield Heights, OH Hospital and Improvement Revenue -
           Marymont Hospital - Series 1992 A                                          6.700     11/15/15       2,501,740
  1,500    Lucas County, OH Hospital Revenue - Flower Memorial Hospital -
           Series A                                                                   8.125     12/01/11       1,774,875
    500    Mahoning Valley, OH Sanitary District - Series 1991                        7.900     12/15/15         552,365
  1,600    Mahoning Valley, OH Sanitary District - Series 1991                        7.900     12/15/16       1,767,568
  3,500    Miami County, OH Hospital Facilities Revenue - Upper Valley Medical
           Center - Series 1996 A, B and C                                            6.375     05/15/26       3,555,335
  2,750    Ohio State Air Quality Development Authority Revenue - Dayton Power
           and Light Company - Series 1995                                            6.100     09/01/30       2,835,470
  1,750    Ohio State Higher Educational Facilities Commission Revenue -
           University of Dayton - Series 1992                                         6.600     12/01/17       1,962,870
  3,500    Shelby County, OH Hospital Facilities and Improvement Revenue -
           Wilson Memorial Hospital                                                   7.700     09/01/18       3,796,100

           Oklahoma
  2,750    Tulsa, OK Municipal Airport Trustees Trust Revenue - AMR Corporation -
           Series 1995                                                                6.250     06/01/20       2,794,440

           Pennsylvania
  2,500    Allegheny County, PA Higher Education Building Authority Revenue -
           Robert Morris College - Series 1996 A                                      6.400     02/15/14       2,513,600
  1,500    Clarion County, PA Hospital Authority Revenue - Clarion Hospital           8.100     07/01/12       1,593,570
  1,000    Delaware County, PA Industrial Development Authority - Pollution
           Control Revenue - Philadelphia Electric Company - Series 1991 A            7.375     04/01/21       1,126,470
    500    Falls Township, PA Hospital Authority Revenue - Delaware Valley
           Medical Center - Series 1992                                               7.000     08/01/22         527,190
  1,000    Latrobe, PA Industrial Development Authority Revenue -
           St. Vincent College - Series 1994                                          6.750     05/01/24       1,053,320
  1,700    Philadelphia, PA Gas Works Revenue - Fourteenth Series - Series 1993       6.375     07/01/26       1,751,612
  3,500    Philadelphia, PA Hospitals and Higher Education Facilities Revenue -
           Temple University Hospital - Series 1993 A                                 6.625     11/15/23       3,657,220

           Puerto Rico
  1,540    Commonwealth of Puerto Rico Public Improvement - General Obligation -
           Series 1996 A                                                              5.400     07/01/25       1,483,513

           Rhode Island
  1,600    Rhode Island Housing and Mortgage Finance Corporation -
           Homeownership Series 3A                                                    7.850     10/01/16       1,693,808

           South Carolina
  1,975    Berkeley County, SC School District - Certificates of Participation -
           Berkeley School Facilities Group, Incorporated - Series 1994               6.300     02/01/16       2,119,787
  1,770    Georgetown County, SC Water and Sewer District - Water and Sewer
           System Revenue - Series 1995                                               6.500     06/01/25       1,782,036


All-American                                                                   7

                        Statement of Investments in            November 30, 1996
                         Securities and Net Assets                   (Unaudited)

========================================================================================================================
           Municipal Bonds (continued)
 Face
Amount                                                                                 Face
 (000)     Description                                                                 Rate     Maturity    Market Value

$ 1,000    South Carolina State Housing Finance and Development Authority -
           Multifamily Housing Mortgage Revenue - United Dominion-Hunting
           Ridge - Series 1995                                                        6.750%    06/01/25    $  1,038,130
  1,000    South Carolina State Housing Finance And Development Authority
           Revenue - Multifamily - Runaway Bay Apartments - Series 1995               6.125     12/01/15       1,018,830
  1,750    York County, SC Water and Sewer Revenue - Series 1995                      6.500     12/01/25       1,760,638

           Tennessee
  1,085    Shelby County, TN Health, Educational and Housing Facilities Board
           Revenue - Open Arms Development Center - Series 1992A                      9.750     08/01/19       1,278,000
  1,100    Shelby County, TN Health, Educational and Housing Facilities Board
           Revenue - Open Arms Development Center - Series 1992C                      9.750     08/01/19       1,299,727
  1,380    South Fulton, TN Industrial Development Board Revenue - Tyson Foods -
           Series 1995                                                                6.350     10/01/15       1,420,158
  1,500    Wilson County, TN Educational Facilities Corporation -
           Certificates of Participation - Series 1994                                6.250     06/30/15       1,556,835

           Texas
  7,000    Alliance Airport Authority, Incorporated, TX - Special Facilities
           Revenue - Federal Express Corporation Project - Series 1996                6.375     04/01/21       7,087,150
  2,000    Dallas-Fort Worth, TX International Airport Facility Improvement
           Revenue - American Airlines, Inc. - Series 1992                            7.250     11/01/30       2,163,820
  2,000    North Central Texas Health Facilities Development Corporation -
           Health Facilities Development Revenue - C.C. Young Memorial Home
           Project - Series 1996                                                      6.375     02/15/20       2,014,880
  2,895    Port of Bay City Authority Revenue - Matagorda County, Texas -
           Hoechst Celanese Corporation Project - Series 1996                         6.500     05/01/26       3,010,829

           Utah
  2,000    Carbon County, UT Solid Waste Disposal Revenue -
           Laidlaw, Incorporated/ECDC - Series 1995 A                                 7.500     02/01/10       2,217,360

           Virginia
  3,000    Fairfax County, VA Redevelopment and Housing Authority Revenue -
           Multifamily Housing - Mount Vernon Apartments - Series 1995                6.625     09/20/20       3,156,390
  2,000    Hanover County, VA Industrial Development Authority Hospital Revenue -
           Memorial Regional Medical Center - Series 1995                             6.375     08/15/18       2,269,560
  3,250    Prince William County, VA Industrial Development Authority Revenue -
           Hospital Facility - Potomac Hospital - Series 1995                         6.850     10/01/25       3,524,138
  1,930    Virginia State Housing Development Authority - Commonwealth Mortgage -
           Series 1995 B, Subseries B-3                                               6.350     01/01/16       2,020,633

           West Virginia
    500    Mason County, WV Pollution Control Revenue - Appalachian Power
           Company - Series G                                                         7.400     01/01/14         529,100

           Wisconsin
    855    Fall Creek, WI Municipal Nursing Home Mortgage Revenue                     9.875     07/01/19         915,893


           Total Investments in Securities - Municipal Bonds (cost $253,271,063) - 98.4%                     269,894,264

           Excess of Other Assets over Liabilities - 1.6%                                                      4,284,700

           Total Net Assets - 100.0%                                                                        $274,178,964


See notes to financial statements.


8                                                                   All-American

[Logo of Ship Art]

       Statement of Assets and Liabilities         November 30, 1996 (Unaudited)
 ................................................................................

 ASSETS:
   Investments, at market value (cost $253,271,063)                 $269,894,264
   Cash                                                                3,638,152
   Receivable for investments sold                                        30,000
   Receivable for Fund shares sold                                       505,253
   Interest receivable                                                 4,601,564
   Other                                                                   9,219
     TOTAL ASSETS                                                    278,678,452
 LIABILITIES:
   Payable for investments purchased                                   2,841,790
   Payable for Fund shares reacquired                                    225,595
   Distributions payable                                               1,185,650
   Accrued expenses                                                      246,453
     TOTAL LIABILITIES                                                 4,499,488
 NET ASSETS                                                          274,178,964
   CLASS A:
   APPLICABLE TO 19,887,465 SHARES OF BENEFICIAL
   INTEREST ISSUED AND OUTSTANDING                                  $220,958,867
   NET ASSET VALUE PER SHARE                                        $      11.11
   CLASS C:
   APPLICABLE TO 4,793,713 SHARES OF BENEFICIAL
   INTEREST ISSUED AND OUTSTANDING                                  $ 53,220,097
   NET ASSET VALUE PER SHARE                                        $      11.10

[Logo of Ship art]
       Statement of Operations        For the six months ended November 30, 1996
                                                                     (Unaudited)
 ................................................................................
 INVESTMENT INCOME - INTEREST                                       $  8,498,533
 EXPENSES:
   Distribution fees - Class A (Note E)                                  429,799
   Distribution fees - Class C (Note E)                                  237,696
   Investment advisory fees (Note E)                                     662,665
   Custody and accounting fees                                            54,518
   Transfer agent's fees                                                  73,200
   Registration fees                                                      23,789
   Legal fees                                                              2,013
   Audit fees                                                              8,845
   Trustees' fees                                                          3,660
   Shareholder services fees (Note E)                                     12,261
   Other                                                                   4,167
   Advisory fees waived (Note E)                                        (178,935)
     TOTAL EXPENSES BEFORE CREDITS                                     1,333,678
   Custodian fee credit (Note B)                                         (26,118)
 NET EXPENSES                                                          1,307,560
 NET INVESTMENT INCOME                                                 7,190,973
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions                   1,780,365
   Change in unrealized appreciation (depreciation) of
   investments                                                         9,057,912
 NET GAIN ON INVESTMENTS                                              10,838,277
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 18,029,250

 See notes to financial statements.

 All-American                                                                  9

[LOGO OF SHIP ART]
Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------
                                                                                Six Months Ended        Year Ended
INCREASE (DECREASE) IN NET ASSETS                                               November 30, 1996      May 31, 1996
Operations:                                                                        (Unaudited)
   Net investment income                                                          $  7,190,973         $ 13,630,068
   Net realized gain (loss) on security transactions                                 1,780,365            4,802,765
   Change in unrealized appreciation (depreciation) of investments                   9,057,912           (8,074,381)
Net increase in net assets resulting from operations                                18,029,250           10,358,452
Distributions to Class A shareholders:
   From net investment income                                                       (5,931,385)         (11,330,827)
Distributions to Class C shareholders:
   From net investment income                                                       (1,242,982)          (2,350,784)
Net decrease in net assets from distributions to shareholders                       (7,174,367)         (13,681,611)
Fund share transactions (Note C):
   Proceeds from shares sold                                                        22,071,576           64,410,375
   Net asset value of shares issued in reinvestment of distributions                 3,757,014            7,107,483
   Cost of shares reacquired                                                       (17,810,052)         (43,626,650)
Net increase in net assets from Fund share transactions                              8,018,538           27,891,208
Total increase in net assets                                                        18,873,421           24,568,049
NET ASSETS:
   Beginning of period                                                             255,305,543          230,737,494
   End of period                                                                  $274,178,964         $255,305,543
NET ASSETS CONSIST OF:
   Paid-in surplus                                                                $255,603,772         $247,585,234
   Undistributed net investment income                                                  16,606
   Accumulated net realized gain (loss) on security transactions                     1,935,385              155,020
   Unrealized appreciation (depreciation) of investments                            16,623,201            7,565,289
                                                                                  $274,178,964         $255,305,543
See notes to financial statements.

10                                                                  All-American

[LOGO OF SHIP ART]
Notes to Financial Statements
--------------------------------------------------------------------------------
A.  DESCRIPTION OF BUSINESS
    The Flagship All-American Tax Exempt Fund is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on October 3, 1988. On June 2, 1993, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies consistently followed by the Fund.
    Estimates: The preparation of financial statements and daily calculation of net asset value in conformity with generally accepted accounting principles requires management to fairly value, at market, investment securities and make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The financial statements reflect these inherent valuations, estimates and assumptions, and actual results could differ.
    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.
    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax exempt net investment income and net realized gains on security transactions. Therefore, no federal income tax provision is required.
       Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.
    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if applicable, are recognized as ordinary income upon disposition or maturity.
    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders at least annually.
    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

All-American                                                                  11

Notes to Financial Statements
================================================================================

          The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Fund, are based on 80% of the daily effective federal funds rate.
     Securities Purchased on a "When-issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when-issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when-issued" purchase commitments included in the statement of investments at November 30, 1996.

C.   FUND SHARES
     At November 30, 1996, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                          Six Months Ended                Year Ended
                                         November 30, 1996               May 31, 1996
                                            (Unaudited)
                                      --------------------------  ---------------------------
                                        Shares        Amount        Shares         Amount
     Shares sold                       1,418,588   $ 15,315,037    4,757,928    $ 51,859,159
     Shares issued on reinvestment       281,914      3,045,140      529,263       5,744,859
     Shares reacquired                (1,310,745)   (14,193,448)  (2,979,351)    (32,444,225)
     Net increase                        389,757   $  4,166,729    2,307,840    $ 25,159,793

     CLASS C:
     Shares sold                         623,376   $  6,756,539    1,153,142    $ 12,551,216
     Shares issued on reinvestment        65,951        711,874      125,662       1,362,624
     Shares reacquired                  (334,192)    (3,616,604)  (1,035,684)    (11,182,425)
     Net increase                        355,135   $  3,851,809      243,120    $  2,731,415

D.   PURCHASES AND SALES OF MUNICIPAL BONDS
     Purchases and sales of municipal bonds for the six months ended November 30, 1996, aggregated $65,755,439 and $60,482,666, respectively. At November 30, 1996, cost for federal income tax purposes is $253,148,496 and net unrealized appreciation aggregated $16,745,768, all of which related to appreciated securities.

E.   TRANSACTIONS WITH INVESTMENT ADVISOR AND DISTRIBUTOR
     Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the six months ended November 30, 1996, the Advisor, at its discretion, permanently waived $178,935 of its advisory fees. Included in accrued expenses at November 30, 1996 are accrued advisory fees of $85,026. Also, under an agreement with the Fund, the Advisor may subsidize certain expenses excluding advisory and distribution fees.
          The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distribu-

12                                                                  All-American

Notes to Financial Statements
--------------------------------------------------------------------------------
     tor for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at November 30, 1996 are accrued distribution fees of $72,266 and $40,935 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.
          In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $264,800 for the six months ended November 30, 1996, of which approximately $229,700 was paid to other dealers. For the six months ended November 30, 1996, the Distributor received approximately $3,300 of contingent deferred sales charges on redemptions of shares. Certain officers and trustees of the Trust are also officers and/or directors of the Distributor and/or Advisor.

F.   LINE OF CREDIT
     The Trust participates in a line of credit in which a maximum amount of $30 million is provided by State Street Bank & Trust Co. The Fund may temporarily borrow up to $10 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the six months ended November 30, 1996 was approximately $211,900, at a weighted average annualized interest rate of 6.36%. At November 30, 1996, the Fund had no borrowings outstanding under the line of credit.

G.   SUBSEQUENT EVENT
     On December 12, 1996, the shareholders of the Fund approved new Advisory and Distribution agreements with The John Nuveen Company ("Nuveen") pursuant to an Agreement and Plan of Merger. Any consolidation or reorganization of the Nuveen and Flagship mutual fund families is expected to be effective January 31, 1997.

All-American                                                                  13

[Logo of Ship art]
            Financial Highlights                                                 Selected data for each share of beneficial
                                                                                interest outstanding throughout the period.
===========================================================================================================================
                                            Six Months Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                            November 30, 1996 May 31, 1996  May 31, 1995  May 31, 1994  May 31, 1993
CLASS A                                         (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.67      $  10.79      $  10.61      $  11.07      $  10.40
Income from investment operations:
  Net investment income                               0.30          0.61          0.63          0.65          0.67
  Net realized and unrealized gain
  (loss) on securities                                0.44         (0.12)         0.18         (0.30)         0.76
TOTAL FROM INVESTMENT OPERATIONS                      0.74          0.49          0.81          0.35          1.43
Less distributions:
  From net investment income                         (0.30)        (0.61)        (0.63)        (0.65)        (0.67)
  From net realized capital gains                                                              (0.06)        (0.09)
  In excess of net realized capital gains                                                      (0.10)
TOTAL DISTRIBUTIONS                                  (0.30)        (0.61)        (0.63)        (0.81)        (0.76)
NET ASSET VALUE, END OF PERIOD                    $  11.11      $  10.67      $  10.79      $  10.61      $  11.07
Total return(a)                                      14.05%         4.64%         8.01%         2.99%        14.25%
Ratios to average net assets
(annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses(b)                                       0.90%         0.83%         0.76%         0.62%         0.65%
    Net investment income                             5.51%         5.60%         6.02%         5.77%         6.24%
  Assuming credits and no waivers
  or reimbursements:
    Expenses                                          1.02%         1.02%         1.06%         1.05%         1.05%
    Net investment income                             5.39%         5.41%         5.72%         5.34%         5.84%
Net assets at end of period (000's)               $220,959      $207,992      $185,495      $159,867      $170,831
Portfolio turnover rate                              23.10%        78.75%        70.54%        81.29%        72.49%

(a) The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.
(b) During the six months ended November 30, 1996 and the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 0.88% and 0.79%, respectively; prior period numbers have not been restated to reflect these credits.


14                                                                  All-American

[LOGO OF SHIP ART]

                                     Selected data for each share of beneficial
Financial Highlights                 interest outstanding throughout the period.

========================================================================================================================
                                                 Six Months Ended        Year Ended      Year Ended        Period From
                                                 November 30, 1996      May 31, 1996    May 31, 1995     June 2, 1993 to
Class C                                             (Unaudited)                                           May 31, 1994
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 10.66             $ 10.78         $ 10.60           $ 11.09
Income from investment operations:
   Net investment income                                 0.27                0.55            0.57              0.57
   Net realized and unrealized gain
   (loss) on securities                                  0.44               (0.12)           0.18             (0.32)
Total from investment operations                         0.71                0.43            0.75              0.25
Less distributions:
   From net investment income                           (0.27)              (0.55)          (0.57)            (0.57)
   From net realized capital gains                                                                            (0.07)
   In excess of net realized capital gains                                                                    (0.10)
Total distributions                                     (0.27)              (0.55)          (0.57)            (0.74)
Net asset value, end of period                        $ 11.10             $ 10.66         $ 10.78           $ 10.60
Total return(a)                                         13.47%               4.07%           7.42%             2.16%
Ratios to average net assets
(annualized where appropriate):
   Actual net of waivers and
   reimbursements:
      Expenses(b)                                        1.45%               1.37%           1.31%             1.09%
      Net investment income                              4.95%               5.05%           5.47%             5.16%
   Assuming credits and no waivers
   or reimbursements:
      Expenses                                           1.57%               1.57%           1.61%             1.63%
      Net investment income                              4.83%               4.85%           5.17%             4.62%
Net assets at end of period (000's)                   $53,220             $47,314         $45,242           $39,997
Portfolio turnover rate                                 23.10%              78.75%          70.54%            81.29%

(a) The total returns shown do not include the effect of applicable contingent deferred sales charge and are annualized where appropriate.
(b) During the six months ended November 30, l996 and the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 1.43% and 1.33%, respectively; prior period numbers have not been restated to reflect these credits.

All-American                                                                 15


[LOGO OF SHIP ART]                                                                                                 November 30, 1996
           Statement of Investments in Securities and Net Assets                                                         (Unaudited)
====================================================================================================================================
           Municipal Bonds
  Face
 Amount                                                                                        Face                        Market
  (000)    Description                                                                         Rate        Maturity**      Value
           Arizona
 $1,790    Maricopa County, AZ Unified School District Number 41 - Gilbert - Series 1994       0.000%      07/01/05      $1,177,122
    500    Pinal County, AZ Industrial Development Authority Solid Waste Disposal Revenue -
           Browning-Ferris Industries, Incorporated Product - Series 1996                      5.000       02/01/06         497,785

           California
  1,000    Sacramento, CA Cogeneration Authority Revenue - Procter & Gamble - Series 1995      6.200       07/01/06       1,055,990

           Colorado
  2,300    Arapahoe County, CO E-470 Public Highway Authority Revenue - E-470 Project -
           Series 1986                                                                         0.000       08/31/06       1,306,975
    500    Colorado Health Facilities Authority Revenue - Covenant Retirement Communities,
           Incorporated - Series 1995                                                          6.200       12/01/07         517,090
  1,000    Denver, CO City and County Airport System Revenue - Series 1995                     5.400       11/15/06       1,030,270
  1,000    Eagle County, CO Air Terminal Corporation - Airport Revenue - Series 1996           6.750       05/01/06       1,021,080

           Connecticut
  1,000    Connecticut State Health and Educational Facilities Authority Revenue -
           Quinnipiac College - Series D                                                       5.625       07/01/03       1,009,520
    100    Connecticut State Health and Educational Facilities Authority Revenue -
           Hartford University - Series 1992 D                                                 6.100       07/01/00         101,567
    335    Eastern Connecticut Resource Recovery Authority - Solid Waste Revenue -
           Wheelabrator Lisbon Project - Series 1993 A                                         5.150       01/01/05         331,928

           District of Columbia
  1,000    District of Columbia General Obligation - Series 1993 A-1                           4.850       06/01/04         999,870
    205    District of Columbia University Revenue - American University - Series 1996         5.375       10/01/08         208,672

           Florida
    275    Florida State Broward County Expressway Authority - Series 1984                     9.875       07/01/09         394,256
    180    Gulf Breeze, FL Local Government Loan Program Floating Rate Demand Revenue -
           Series 1985 B                                                                       5.600       12/01/07         187,200
  1,000    Palm Beach County, FL School Board - Certificates of Participation - Series 1994A   5.800       08/01/04       1,081,460
     40    Pensacola, FL Sales and Excise Tax Revenue - Series 1996                            4.900       10/01/06          40,559
  1,000    Sanford Airport Authority, Florida - Industrial Development Revenue Bonds -
           (Central Florida Terminals, Inc. Project) - Series 1995 A and B                     7.500       05/01/06       1,019,910

           Guam
    600    Guam Government General Obligation - Series 1993 A                                  4.900       11/15/04         574,266

           Illinois
    770    Illinois Health Facilities Authority Revenue - Fairview Obligated Group -
           Series 1995 A, B and C                                                              6.500       08/15/06         781,527
  1,000    Illinois Health Facilities Authority Revenue - Mercy Hospital and Medical Center
           Project - Series 1996                                                               6.000       01/01/06       1,033,160

           Kansas
    420    Lenexa, KS Multifamily Housing Revenue - Barrington Park Apartments Project -
           Series 1993A                                                                        6.200       02/01/08         437,422

           Kentucky
  1,165    Kentucky Infrastructure Authority Revenue - Governmental Agencies -
           Series 1995 H                                                                       5.600       08/01/06       1,226,221
  1,000*   Louisville and Jefferson County, KY Regional Airport Authority System Revenue -
           Series 1997 A                                                                       5.750       07/01/01       1,040,850
  1,000    McCracken County, KY Hospital Facilities Revenue - Mercy Health System -
           Series 1994 A                                                                       6.100       11/01/04       1,090,430


4                                                                   Intermediate

                                                                                                                  November 30, 1996
           Statement of Investments in Securities and Net Assets                                                        (Unaudited)
===================================================================================================================================
           Municipal Bonds (continued)
   Face
 Amount                                                                                           Face                       Market
  (000)    Description                                                                            Rate     Maturity**         Value
           Louisiana
$   345    Louisiana Public Facilities Authority Revenue - Student Loan - Series 1992A-2          6.600%   03/01/03      $  368,163
           Massachusetts
    500    Massachusetts State Health and Educational Facilities Authority Revenue -
           Dana-Farber Cancer Institute - Series G-1 and G-2                                      6.500    12/01/05         552,325
    750    Massachusetts State Health and Educational Facilities Authority Revenue -
           Dana-Farber Cancer Institute - Series G-1 and G-2                                      6.500    12/01/06         832,110
  1,000    Massachusetts Water Pollution Abatement Trust Revenue - SESD Loan - Series 1994 A      5.700    02/01/05       1,064,350
           Michigan
    750    Michigan Municipal Bond Authority Revenue - State Revolving Fund - Series 1994         7.000    10/01/04         865,148
    750    Michigan State Hospital Finance Authority Revenue - Detroit Medical Center
           Obligated Group - Series 1993 B                                                        5.100    08/15/07         754,628
    530    Michigan State Hospital Finance Authority Revenue - Port Huron Hospital -
           Series 1995                                                                            5.250    07/01/06         542,402
  1,000    Michigan State Hospital Finance Authority Revenue - Gratiot Community Hospital,
           Alma, Michigan - Series 1995                                                           6.100    10/01/07       1,017,350
  1,000    Monroe County, MI Pollution Control Revenue - Detroit Edison Company -
           Series 1994 A                                                                          6.350    12/01/04       1,106,220
           Missouri
  1,000    Branson, MO Tax Increment Allocation - Branson Meadows Project - Series 1995           6.400    11/01/05       1,012,120
  1,000    Missouri State Health and Educational Facilities Authority Revenue -
           SSM Health Care - Series 1992AA                                                        5.800    06/01/02       1,063,520
    350    St. Louis County, MO Industrial Development Revenue Authority - Kiel Center
           Multipurpose Arena - Series 1992                                                       7.625    12/01/09         374,448
    300    St. Louis, MO Airport and Improvement Revenue - Lambert-St. Louis International
           Airport - Series 1992                                                                  5.900    07/01/03         320,007
    600    Sikeston, MO Electric Revenue - Series 1992                                            6.000    06/01/04         652,806
           Nevada
  1,000    Las Vegas, NV Downtown Redevelopment Agency - Tax Increment Revenue - Series 1995 A    5.300    06/01/06       1,026,280
           New Hampshire
  1,000    New Hampshire State Turnpike System Revenue - Series 1994                              4.800    02/01/07         979,920
           New Jersey
    500    New Jersey Economic Development Authority Revenue -Educational Testing Services -
           Series 1995 B                                                                          5.500    05/15/05         524,095
           New Mexico
    100    New Mexico Educational Assistance Foundation - Student Loan Revenue - Series 1A        6.300    12/01/02         107,261
           New York
    500    Albany, NY Housing Authority - Multifamily Revenue - Series 1995                       5.700    10/01/06         503,250
    700    New York City, NY General Obligation - Series 1995 F                                   6.375    02/15/06         745,549
    200    New York City, NY General Obligation - Series 1996 F and G                             5.750    02/01/06         203,690
    500    New York City, NY General Obligation Municipal Receipts Series 1996                    0.000    02/01/04         346,235
    275    New York City, NY General Obligation - Series 1996 H and I                             6.500    03/15/06         295,809
    250    New York State Energy Research and Development Authority Revenue - State Service
           Contract - Western New York Nuclear Service Center - Series 1995 B                     5.500    04/01/05         251,475

Intermediate                                                                   5


                                    SAR-86

                                                                                           November 30, 1996
             Statement of Investments in Securities and Net Assets                               (Unaudited)
============================================================================================================
             Municipal Bonds (continued)
      Face
     Amount                                                                Face                       Market
      (000)  Description                                                   Rate      Maturity**       Value
    $  750   New York State Housing Finance Agency - Health
             Facilities Revenue - New York City - Series 1996 A           6.000%     05/01/06     $  777,810
       500   New York State Thruway Authority Revenue - Local
             Highway and Bridge Service Contract - Series 1995            5.750      04/01/06        522,360
     1,000   Port Authority of New York and New Jersey - Special
             Project - KIAC Partners Project - Series 4                   7.000      10/01/07      1,074,610
             Ohio
     1,000   Franklin County, OH Hospital Refunding and Improvement
             Revenue - The Children's Hospital Project - Series 1996 A    5.550      11/01/07      1,033,900
     1,000   Hamilton County, OH Hospital Facilities Revenue -
             Children's Hospital Medical Center - Series 1993             5.200      05/15/09      1,016,690
       900   Miami County, OH Hospital Facilities Revenue -
             Upper Valley Medical Center - Series 1996 A, B and C         6.000      05/15/06        920,826
     1,000   Ohio State Building Authority Facilities -
             Administrative Building Fund Projects - Series 1994 A        5.650      10/01/05      1,068,000
     1,000   Ohio State Public Facilities Commission Higher
             Education - Capital Facilities Revenue - Series II-B         5.750      11/01/04      1,074,900
             Pennsylvania
     1,010   Lehigh County, PA General Purpose Authority Hospital
             Revenue - Lehigh Valley Hospital, Incorporated -
             Series 1995 A                                                5.400      07/01/06      1,050,572
     1,000   Philadelphia, PA General Obligation - Series 1995            4.900      05/15/06      1,002,230
       500   Philadelphia, PA Gas Works Revenue - Fourteenth
             Series - Series 1993                                         7.000      07/01/02        545,030
     1,500   Westmoreland County, PA Municipal Service Authority
             Revenue - Series 1995                                        0.000      08/15/07        874,635
             Puerto Rico
        50   Commonwealth of Puerto Rico Public Improvement -
             General Obligation - Series 1993                             5.375      07/01/05         51,646
             South Carolina
       240   Myrtle Beach, SC Public Facilities Corporation -
             Certificates of Participation - Convention Center
             Project - Series 1992                                        6.750      07/01/02        256,570
             South Dakota
       550   South Dakota Student Loan Finance Corporation
             Revenue - Series 1994 A                                      5.850      08/01/00        569,938
             Tennessee
       500   Clarksville, TN Hospital and Improvement Revenue -
             Clarksville Memorial Project - Series 1993                   6.000      07/01/03        509,485
     1,000   Jackson, TN Hospital Revenue - Jackson-Madison County
             General Hospital - Series 1995                               5.300      04/01/06      1,011,680
       500   Metropolitan Nashville and Davidson County - Tennessee
             Industrial Development Board Revenue - OSCO Treatment -
             Series 1993                                                  6.000      05/01/03        511,990
             Texas
       400   Brazos, TX Higher Education Authority - Student Loan
             Revenue - Series 1993 A-1                                    6.200      12/01/02        427,628
       535*  Texas Department of Housing and Community Affairs -
             Multifamily Housing Revenue - NHP Foundation - Asmara
             Project - Series 1996 A, B and C                             5.800      01/01/06        540,232
             Washington
     1,000   Washington State Public Power Supply System - Nuclear
             Project Number 2 Revenue - Series 1993 B                     5.100      07/01/04      1,018,210

6                                                                   Intermediate

                                    SAR-87


Statement of Investments in Securities and Net Assets                        November 30, 1996 (Unaudited)
==========================================================================================================
               Municipal Bonds (continued)
      Face
     Amount                                                             Face                        Market
      (000)    Description                                              Rate      Maturity**        Value
               Wyoming
    $  200     Wyoming State Farm Loan Board Facilities Reveune -
               Series 1992                                              6.100%     10/01/06       $   214,528

               Total Investments in Securities - Municipal Bonds
               (cost $47,460,401) - 101.4%                                                         49,747,761

               Excess of Liabilities over Other Assets - (1.4)%                                      (703,367)

               Total Net Assets - 100.0%                                                          $49,044,394

*Securities purchased on a "when-issued" basis.
**Maturity date represents actual maturity or earlier put date.
See notes to financial statements.




Intermediate                                                                   7


[Logo of Ship Art]   Statement of Assets and Liabilities                  November 30, 1996 (Unaudited)
====================================================================================================================================
ASSETS:
  Investments, at market value (cost $47,460,401)                                          $49,747,761
  Cash                                                                                         230,921
  Receivable for investments sold                                                              157,662
  Receivable for Fund shares sold                                                               16,759
  Interest receivable                                                                          686,609
  Other                                                                                          1,738
    Total assets                                                                            50,841,450
LIABILITIES:
  Payable for investments purchased                                                          1,538,250
  Payable for Fund shares reacquired                                                            11,592
  Distributions payable                                                                        193,244
  Accrued expenses                                                                              53,970
    Total liabilities                                                                        1,797,056
NET ASSETS                                                                                  49,044,394
  Class A:
  Applicable to 4,392,230 shares of beneficial interest issued and outstanding             $46,758,941
  Net asset value per share                                                                $     10.65
  Class C:
  Applicable to 214,560 shares of beneficial interest issued and outstanding               $ 2,285,453
  Net asset value per share                                                                $     10.65

                                                            For the six months ended November 30, 1996
[Logo of Ship art]   Statement of Operations                                               (Unaudited)
====================================================================================================================================
INVESTMENT INCOME - INTEREST                                                               $ 1,368,072
EXPENSES:
  Distribution fees - Class A (Note E)                                                          94,114
  Distribution fees - Class C (Note E)                                                           7,872
  Investment advisory fees (Note E)                                                            121,807
  Custody and accounting fees                                                                   32,046
  Transfer agent's fees                                                                         25,490
  Registration fees                                                                             13,420
  Legal fees                                                                                       549
  Audit fees                                                                                     6,405
  Reimbursement of organizational expenses (Note F)                                              3,587
  Trustees' fees                                                                                   732
  Shareholder services fees (Note E)                                                             3,025
  Other                                                                                            792
  Advisory fees waived (Note E)                                                               (114,994)
  Expense subsidy (Note E)                                                                     (18,715)
    Total expenses before credits                                                              176,130
  Custodian fee credit (Note B)                                                                 (4,596)
Net expenses                                                                                   171,534
Net investment income                                                                        1,196,538
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions                                             50,739
  Change in unrealized appreciation (depreciation) of investments                            1,711,007
Net gain on investments                                                                      1,761,746
Net increase in net assets resulting from operations                                       $ 2,958,284
See notes to financial statements.

8                                                                                                                      Intermediate


[LOGO OF SHIP ART]   Statements of Changes in Net Assets
=================================================================================================================

                                                                        Six Months Ended         Year Ended
                                                                        November 30, 1996       May 31, 1996
                                                                           (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                   $  1,196,538          $  2,231,236
  Net realized gain (loss) on security transactions                             50,739             1,178,381
  Change in unrealized appreciation (depreciation) of investments            1,711,007            (1,349,675)
Net increase in net assets resulting from operations                         2,958,284             2,059,942
Distributions to Class A shareholders:
  From net investment income                                                (1,162,857)           (2,230,105)
Distributions to Class C shareholders:
  From net investment income                                                   (36,085)              (15,633)
Net decrease in net assets from distributions to shareholders               (1,198,942)           (2,245,738)
Fund share transactions (Note C):
  Proceeds from shares sold                                                  4,885,840            16,566,991
  Net asset value of shares issued in reinvestment of distributions            796,223             1,433,834
  Cost of shares reacquired                                                 (6,325,774)          (11,954,767)
Net (decrease) increase in net assets from Fund share transactions            (643,711)            6,046,058
Total increase in net assets                                                 1,115,631             5,860,262
NET ASSETS:
  Beginning of period                                                       47,928,763            42,068,501
  End of period                                                           $ 49,044,394          $ 47,928,763
NET ASSETS CONSIST OF:
  Paid-in surplus                                                         $ 47,151,444          $ 47,795,155
  Overdistributed net investment income                                         (2,404)
  Accumulated net realized gain (loss) on security transactions               (392,006)             (442,745)
  Unrealized appreciation (depreciation) of investments                      2,287,360               576,353
                                                                          $ 49,044,394          $ 47,928,763

See notes to financial statements.


Intermediate                                                                   9


                                    SAR-90

[LOGO OF SHIP ART]   Notes to Financial Statements
================================================================================

A.  DESCRIPTION OF BUSINESS

    The Flagship Intermediate Tax Exempt Fund is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on September 15, 1992. On December 1, 1995, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

B.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund.

    Estimates: The preparation of financial statements and daily calculation of net asset value in conformity with generally accepted accounting principles requires management to fairly value, at market, investment securities and make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The financial statements reflect these inherent valuations, estimates and assumptions, and actual results could differ.

    Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax exempt net investment income and net realized gains on security transactions. Therefore, no federal income tax provision is required.

          Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.

    Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if applicable, are recognized as ordinary income upon disposition or maturity.

    Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders at least annually.

    Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.


10                                                                  Intermediate


                                    SAR-91

Notes to Financial Statements
================================================================================

          The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Fund, are based on 80% of the daily effective federal funds rate.

    Securities Purchased on a "When-issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when-issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $1,535,000 "when-issued" purchase commitments included in the statement of investments at November 30, 1996.

C.  FUND SHARES

    At November 30, 1996, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                     Six Months Ended                   Year Ended
                                    November 30, 1996                  May 31, 1996
                                       (Unaudited)
                                 ------------------------    --------------------------------
                                  Shares         Amount          Shares             Amount
CLASS A:
Shares sold                       357,450     $ 3,704,608       1,461,305        $ 15,332,025
Shares issued on reinvestment      74,510         771,977         136,334           1,423,816
Shares reacquired                (591,365)     (6,150,424)     (1,134,391)        (11,928,052)
Net (decrease) increase          (159,405)    $(1,673,839)        463,248        $  4,827,789

                                    Six Months Ended                   Period From
                                    November 30, 1996        December 1, 1995 to May 31, 1996
                                       (Unaudited)
                                 ------------------------    --------------------------------
                                  Shares        Amount           Shares             Amount
CLASS C:
Shares sold                       113,474     $ 1,181,232         117,137        $  1,234,966
Shares issued on reinvestment       2,336          24,246             957              10,018
Shares reacquired                 (16,755)       (175,350)         (2,589)            (26,715)
Net increase                       99,055     $ 1,030,128         115,505        $  1,218,269


D.  PURCHASES AND SALES OF MUNICIPAL BONDS

    Purchases and sales of municipal bonds for the six months ended November 30, 1996, aggregated $4,685,951 and $5,420,055, respectively. At November 30, 1996, cost for federal income tax purposes is $47,460,401 and net unrealized appreciation aggregated $2,287,360, of which $2,288,749 related to appreciated securities and $1,389 related to depreciated securities.

          At November 30, 1996, the Fund has available a capital loss carryforward of approximately $392,000 to offset future net capital gains through May 31, 2003.

E.  TRANSACTIONS WITH INVESTMENT ADVISOR AND DISTRIBUTOR

    Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of 1/2 of 1%. During the six months ended November 30, 1996, the Advisor, at its dis-


Intermediate                                                                  11


                                    SAR-92

Notes to Financial Statements
================================================================================

    cretion, permanently waived $114,994 of its advisory fees. Included in accrued expenses at November 30, 1996 are accrued advisory fees of $4,018. Also, under an agreement with the Fund, the Advisor may subsidize certain expenses excluding advisory and distribution fees.

          The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at November 30, 1996 are accrued distribution fees of $15,339 and $1,743 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

          In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's shares of approximately $44,800 for the six months ended November 30, 1996, of which approximately $35,300 was paid to other dealers. For the six months ended November 30, 1996, the Distributor received approximately $3,200 of contingent deferred sales charges on redemptions of shares. Certain officers and trustees of the Trust are also officers and/or directors of the Distributor and/or Advisor.

F.  ORGANIZATIONAL EXPENSES

    The organizational expenses incurred on behalf of the Fund (approximately $35,700) will be reimbursed to the Advisor on a straight-line basis over a period of five years. As of November 30, 1996, $17,915 has been reimbursed. In the event that the Advisor's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

G.  LINE OF CREDIT

    The Trust participates in a line of credit in which a maximum amount of $30 million is provided by State Street Bank & Trust Co. The Fund may temporarily borrow up to $2 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the six months ended November 30, 1996 was approximately $10,748, at a weighted average annualized interest rate of 6.33%. At November 30, 1996, the Fund had no borrowings outstanding under the line of credit.

H.  SUBSEQUENT EVENT

    On December 12, 1996, the shareholders of the Fund approved new Advisory and Distribution agreements with The John Nuveen Company ("Nuveen") pursuant to an Agreement and Plan of Merger. Any consolidation or reorganization of the Nuveen and Flagship mutual fund families is expected to be effective January 31, 1997.


12                                                                  Intermediate


                                    SAR-93

                                                                                          Selected data for each share of beneficial
[LOGO OF SHIP ART]    Financial Highlights                                               interest outstanding throughout the period.
====================================================================================================================================

                                          Six Months Ended      Year Ended      Year Ended      Year Ended          Period From
                                          November 30, 1996    May 31, 1996    May 31, 1995    May 31, 1994    September 15, 1992 to
CLASS A                                      (Unaudited)                                                           May 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 10.27           $ 10.29         $ 10.16         $ 10.35              $  9.70
Income from investment operations:
  Net investment income                           0.26              0.51            0.51            0.52                 0.36
  Net realized and unrealized gain
  (loss) on securities                            0.38             (0.02)           0.13           (0.13)                0.64
Total from investment operations                  0.64              0.49            0.64            0.39                 1.00
Less distributions:
  From net investment income                     (0.26)            (0.51)          (0.51)          (0.52)               (0.35)
  From net realized capital gains                                                                  (0.05)
  In excess of net realized capital gains                                                          (0.01)
Total distributions                              (0.26)            (0.51)          (0.51)          (0.58)               (0.35)
Net asset value, end of period                 $ 10.65           $ 10.27         $ 10.29         $ 10.16              $ 10.35
Total return(a)                                  12.57%             4.84%           6.63%           3.72%               14.06%
Ratios to average net assets
(annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses(b)                                   0.71%             0.62%           0.54%           0.40%                0.39%
    Net investment income                         4.91%             4.86%           5.15%           4.93%                4.98%
  Assuming credits and no waivers
  or reimbursements:
    Expenses                                      1.23%             1.17%           1.24%           1.29%                1.59%
    Net investment income                         4.39%             4.31%           4.45%           4.04%                3.78%
Net assets at end of period (000's)            $46,759           $46,742         $42,069         $35,891              $18,971
Portfolio turnover rate                           9.56%            80.90%         102.06%          69.14%              102.38%


(a) The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.

(b) During the six months ended November 30, 1996 and the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 0.69% and 0.58%, respectively; prior period numbers have not been restated to reflect these credits.


Intermediate                                                            13

                                    SAR-94

Financial Highlights                  Selected data for each share of beneficial
[LOGO OF SHIP ART]                   interest outstanding throughout the period.
================================================================================

                                         Six Months Ended        Period From
                                         November 30, 1996   December 1, 1995 to
CLASS C                                     (Unaudited)         May 31, 1996
--------------------------------------------------------------------------------
Net asset value, beginning of period          $10.28               $10.57
Income from investment operations:
  Net investment income                         0.22                 0.23
  Net realized and unrealized gain
  (loss) on securities                          0.38                (0.30)
Total from investment operations                0.60                (0.07)
Less distributions:
  From net investment income                   (0.23)               (0.22)
Total distributions                            (0.23)               (0.22)
Net asset value, end of period                $10.65               $10.28
Total return(a)                                11.77%               (1.78%)
Ratios to average net assets
(annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses(b)                                 1.26%                1.13%
    Net investment income                       4.29%                4.28%
  Assuming credits and no waivers
  or reimbursements:
    Expenses                                    1.77%                1.73%
    Net investment income                       3.78%                3.68%
Net assets at end of period (000's)           $2,285               $1,187
Portfolio turnover rate                         9.56%               80.90%


(a) The total returns shown do not include the effect of applicable contingent deferred sales charge and are annualized.

(b) During the six months ended November 30, 1996 and the period ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 1.24% and 1.09%, respectively; prior period numbers have not been restated to reflect these credits.


14                                                                  Intermediate
                                    SAR-95

                                                                                                         November 30, 1996
[Logo of Ship Art]  Statement of Investments in Securities and Net Assets                                      (Unaudited)
==========================================================================================================================
           Municipal Bonds
   Face
  Amount                                                                                   Face                    Market
   (000)   Description                                                                     Rate    Maturity**      Value
           Alabama
 $ 1,900   Alabama Mental Health Finance Authority - Special Tax Revenue                   7.375%   05/01/00  $  2,073,356
           Alaska
     945   Alaska Industrial Development and Export Authority - Series 1992 A              5.700    04/01/99       973,652
           Arizona
     250   Arizona Educational Loan Revenue - Series 1992                                  6.125    09/01/02       264,662
   1,000   Salt River Pima-Maricopa Indian Community - Arizona Special Obligation
           Revenue - Phoenix Cement Company                                                7.750    02/15/97     1,007,920
   2,000   Tucson, AZ General Obligation - Series 1995                                     5.375    07/01/05     2,107,420
           California
   1,250   Long Beach, CA Aquarium of the Pacific Revenue - Series 1995 A                  5.750    07/01/05     1,260,038
   2,500   Los Angeles County, CA Public Works Financing Authority - Lease Revenue -
           County of Los Angeles 1996 Master Refunding Project - Series 1996               6.000    09/01/06     2,743,550
   6,430   Los Angeles County, CA Public Works Financing Authority - Lease Revenue -
           County of Los Angeles 1996 Master Refunding Project - Series 1996               5.000    09/01/06     6,553,906
   1,000   Sacramento, CA Cogeneration Authority Revenue - Procter & Gamble -
           Series 1995                                                                     5.900    07/01/02     1,040,640
     500   Sacramento, CA Cogeneration Authority Revenue - Procter & Gamble -
           Series 1995                                                                     6.000    07/01/03       522,900
     500   Sacramento, CA Cogeneration Authority Revenue - Procter & Gamble -
           Series 1995                                                                     7.000    07/01/04       552,845
   4,800   Southern California Public Power Authority - Power Project Revenue -
           Palo Verde Project - Series 1996 A                                              5.500    07/01/05     5,103,456
           Colorado
   6,000   Arapahoe County, CO E-470 Public Highway Authority Revenue - E-470 Project -
           Series 1986                                                                     0.000    08/31/06     3,409,500
     500   Arvada, CO Limited Sales and Use Tax Revenue                                    6.200    06/01/98       515,885
     500   Arvada, CO Limited Sales and Use Tax Revenue                                    6.300    06/01/99       524,310
     400   Arvada, CO Limited Sales and Use Tax Revenue                                    6.400    06/01/00       426,528
   3,135   Colorado Health Facilities Authority Revenue - Covenant Retirement Communities,
           Incorporated - Series 1995                                                      5.650    12/01/04     3,195,600
   1,515   Colorado Housing Finance Authority - Single Family - Series 1991 A              0.000    11/01/01     1,154,930
   3,515   Colorado Housing Finance Authority - Single Family - Series 1991 A              0.000    11/01/02     2,514,033
   2,120   Colorado Student Obligation Bond Authority - Student Loan Revenue               6.625    06/01/99     2,227,675
   6,475   Denver, CO City and County Department of Aviation - Airport System Revenue -
           Series 1996 A and B                                                             5.750    11/15/04     6,869,068
     620   Denver, CO City and County Industrial Development Revenue -
           University of Denver                                                            6.600    03/01/97       624,371
     415   Denver, CO City and County Industrial Development Revenue -
           University of Denver                                                            6.800    03/01/98       428,160
   1,600   Eagle County, CO Air Terminal Corporation - Airport Revenue - Series 1996       6.750    05/01/06     1,633,728
     535   Hyland Hills Park and Recreation District - Adams County - Special Revenue -
           Series 1996 A                                                                   4.750    12/15/97       540,093
     500   Hyland Hills Park and Recreation District - Adams County - Special Revenue -
           Series 1996 A                                                                   5.000    12/15/98       507,945
     500   Hyland Hills Park and Recreation District - Adams County - Special Revenue -
           Series 1996 A                                                                   5.400    12/15/00       516,085
     200   University of Colorado - Certificates of Participation - Series D               7.100    12/01/00       215,202

4                                                                   Limited Term

                                    SAR-128

                                                                                                        November 30, 1996
           Statement of Investments in Securities and Net Assets                                              (Unaudited)
==========================================================================================================================
           Municipal Bonds (continued)
  Face
 Amount                                                                                    Face                    Market
  (000)    Description                                                                     Rate    Maturity**      Value
           Connecticut
 $ 4,650   Bridgeport, CT General Obligation - Series 1996 A and B                         5.250%   09/01/04  $  4,811,216
   1,000   Bridgeport, CT General Obligation - Series 1996 A and B                         6.000    09/01/05     1,084,880
   1,000   Connecticut State Health and Educational Facilities Authority Revenue -
           Quinnipiac College - Series D                                                   5.625    07/01/03     1,009,520
   1,000   Connecticut State Health and Educational Facilities Authority Revenue -
           Hartford University - Series 1992 D                                             5.700    07/01/98     1,007,630
     730   Connecticut State Health and Educational Facilities Authority Revenue -
           Hartford University - Series 1992 D                                             5.900    07/01/99       738,490
     435   Connecticut State Health and Educational Facilities Authority Revenue -
           Hartford University - Series 1992 D                                             6.100    07/01/00       441,816
     500   New Haven, CT General Obligation - Series 1992 A                                7.100    03/01/97       503,865
   1,025   New Haven, CT General Obligation - Series 1992 A                                9.250    03/01/02     1,210,525
     625   New Haven, CT General Obligation - Series 1992 B                                5.900    12/01/98       640,638
     625   Stratford, CT General Obligation                                                6.500    03/01/97       629,394
     610   Stratford, CT General Obligation                                                6.750    03/01/98       630,557
     650   Stratford, CT General Obligation                                                6.900    03/01/99       687,550
           District of Columbia
     500   District of Columbia Redevelopment Land Agency - Washington, D.C. -
           Sports Arena Special Tax Revenue - Series 1996                                  4.850    11/01/97       502,355
     500   District of Columbia Redevelopment Land Agency - Washington, D.C. -
           Sports Arena Special Tax Revenue - Series 1996                                  5.300    11/01/99       507,130
           Florida
   1,000   Dade County, FL Aviation Revenue - Series 1991 U                                6.400    10/01/98     1,039,730
     455   Florida School Boards Association - Certificates of Participation - Hendry
           County                                                                          7.500    07/01/97       465,524
     200   Jacksonville, FL Electric Authority - St. Johns River Power System Revenue -
           Issue 2 - Series 10                                                             5.000    10/01/04       205,550
     540   North Springs, FL Improvement District Water and Sewer Revenue -
           Broward County - Series 1991                                                    7.900    10/01/01       581,537
   2,625   Sanford Airport Authority, Florida - Industrial Development Revenue Bonds -
           (Central Florida Terminals, Inc. Project) - Series 1995 A and B                 7.300    05/01/04     2,664,638
           Georgia
   3,000   Atlanta, GA Airport Facilities Revenue - Series 1996                            6.500    01/01/06     3,376,650
           Idaho
   1,825   Idaho Fund Marketing Association - Student Loan Revenue - Series 1992           6.000    10/01/97     1,839,089
           Illinois
     450   DeKalb, IL Home Rule Units - Single Family Mortgage Revenue -
           GNMA Mortgage-Backed Securities Program - Series 1991                           6.700   12/01/99        465,376
     540   Evergreen Park, IL Hospital Facility Revenue - Little Company Mary Hospital     5.750   08/15/97        547,987
     925   Illinois Health Facilities Authority Revenue - Galesburg Cottage Hospital -
           Series 1992                                                                     5.250   05/01/99        943,269
     970   Illinois Health Facilities Authority Revenue - Galesburg Cottage Hospital -
           Series 1992                                                                     5.400   05/01/00        994,580
    1,105  Illinois Health Facilities Authority Revenue - Fairview Obligated Group -
           Series 1995 A, B and C                                                          6.250   08/15/01      1,127,398
    1,245  Illinois Health Facilities Authority Revenue - Fairview Obligated Group -
           Series 1995 A, B and C                                                          6.250   08/15/03      1,258,421
    1,500  Illinois Health Facilities Authority Revenue - Sarah Bush Lincoln Health
           Center - Series 1996 B                                                          5.500   02/15/06      1,502,010

Limited Term                                                                   5

                                    SAR-129

                                                                                                        November 30, 1996
                    Statement of Investments in Securities and Net Assets                                     (Unaudited)
====================================================================================================================================
           Municipal Bonds (continued)
   Face
  Amount                                                                                   Face                    Market
   (000)   Description                                                                     Rate    Maturity**      Value
 $ 1,550   Illinois Health Facilities Authority Revenue - ServantCor - Series B            7.500%   08/15/01  $  1,704,768
     325   Illinois Health Facilities Authority Revenue - Carle Foundation - Series 1989 C 6.700    01/01/99       341,071
   3,000   Illinois State General Obligation - Series 1992                                 6.200    10/01/04     3,268,800
     405   Romeoville, IL General Obligation - Series B                                    7.700    01/01/97       406,098
   1,975   Romeoville, IL General Obligation - Series B                                    7.850    01/01/01     2,105,587
           Indiana
     560   Valparaiso, IN Multi-Schools Building Corporation - Porter County - Series 1992 6.100    07/01/01       601,647
     690   Valparaiso, IN Multi-Schools Building Corporation - Porter County - Series 1992 6.100    07/01/01       737,996
           Iowa
   2,145   Iowa State Certificates of Participation - Series 1992A                         5.750    07/01/98     2,201,156
   1,775   Iowa State Certificates of Participation - Series 1992A                         6.000    07/01/99     1,848,982
   1,000   Iowa Student Loan Liquidity Corporation - Student Loan Revenue - Series 1992 C  6.375    03/01/00     1,039,220
     600   Iowa Student Loan Liquidity Corporation - Student Loan Revenue -
           Iowa Partnership - Series 1992                                                  5.850    07/01/99       619,260
     325   Iowa Student Loan Liquidity Corporation - Student Loan Revenue -
           Iowa Partnership - Series 1992                                                  6.000    07/01/00       338,572
     600   Iowa Student Loan Liquidity Corporation - Student Loan Revenue -
           Iowa Partnership - Series 1992                                                  6.100    07/01/01       630,996
     650   Iowa Student Loan Liquidity Corporation - Student Loan Revenue -
           Iowa Partnership - Series 1992                                                  6.200    07/01/02       685,321
   4,560   Muscatine, IA Electric Revenue - Series 1992                                    5.200    01/01/99     4,664,789
           Kentucky
   3,180*  Christian County, KY Hospital Revenue - Jennie Stuart Medical Center -
           Series 1996 A and 1997 A                                                        5.500    07/01/06     3,156,245
     465*  Jefferson County, KY School District Finance Corporation -
           School Building Revenue - Series 1996 A and B                                   4.800    11/01/06       465,418
     535   Jeffersontown, KY Public Projects Refunding and Improvements -
           Certificates of Participation - Series 1996                                     4.650    11/01/02       541,639
     520   Jeffersontown, KY Public Projects Refunding and Improvements -
           Certificates of Participation - Series 1996                                     4.750    11/01/03       527,951
     355   Jeffersontown, KY Public Projects Refunding and Improvements -
           Certificates of Participation - Series 1996                                     4.850    11/01/04       361,294
     475   Kenton County, KY Water District Number 1 Revenue - Series 1995 B               5.600    02/01/03       504,431
     500   Kenton County, KY Water District Number 1 Revenue - Series 1995 B               5.600    02/01/04       532,415
     500   Kenton County, KY Water District Number 1 Revenue - Series 1995 B               5.600    02/01/05       533,005
   1,280   Kentucky Development Finance Authority Revenue - Sisters of Charity -
           Nazareth Health Corporation - Series 1991                                       5.750    11/01/98     1,314,150
   1,330   Kentucky Development Finance Authority Revenue - Sisters of Charity -
           Nazareth Health Corporation - Series 1991                                       6.000    11/01/01     1,402,751
   2,720   Kentucky Development Finance Authority Revenue - Sisters of Charity -
           Nazareth Health Corporation - Series 1991                                       6.600    11/01/06     2,929,304
     170   Kentucky Economic Development Finance Authority Medical Center
           Improvement Revenue - Ashland Hospital - Series 1993A                           5.250    02/01/00       174,833
   1,460   Kentucky Higher Education Student Loan Corporation Revenue - Series B           6.800    06/01/03     1,612,935
      80   Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund -
           Series 1995 C                                                                   5.300    06/01/03        82,981
     220   Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund -
           Series 1995 C                                                                   5.400    06/01/04       229,363

6                                                                   Limited Term

                                    SAR-130

          Statement of Investments in Securities and Net Assets                                                November 30, 1996
                                                                                                                     (Unaudited)
================================================================================================================================
          Municipal Bonds (continued)
  Face
 Amount                                                                                Face
  (000)   Description                                                                  Rate      Maturity**         Market Value

$   200   Kentucky Infrastructure Authority Revenue - Wastewater Revolving Fund -
          Series 1995 C                                                               5.500%     06/01/05             $  209,540
  2,500   Kentucky Infrastructure Authority Revenue - Governmental Agencies -
          Series 1995 H                                                               5.200      08/01/02              2,580,775
  1,945   Kentucky Infrastructure Authority Revenue - Governmental Agencies -
          Series 1995 H                                                               5.300      08/01/03              2,018,929
    675   Kentucky Infrastructure Authority Revenue - Governmental Agencies -
          Series 1995 H                                                               5.400      08/01/04                704,207
  1,000   Kentucky Infrastructure Authority Revenue - Governmental Agencies -
          Series 1995 H                                                               5.500      08/01/05              1,048,380
    500   Kentucky State Property and Buildings Commission Revenue - Project
          Number 59 - Series 1995                                                     6.000      11/01/05                546,145
  6,575   Kentucky State Property and Buildings Commission Revenue - Project
          Number 55 - Series 1993                                                     4.500      09/01/02              6,588,808
  2,000   Kentucky State Turnpike Authority - Economic Development Road Revenue -
          Revitalization Project - Series 1993                                        5.300      07/01/04              2,097,880
  3,360   Kentucky State Turnpike Authority - Economic Development Road Revenue -
          Revitalization Project - Series 1993                                        5.400      07/01/05              3,543,926
  5,000   Kentucky State Turnpike Authority - Economic Development Road Revenue -
          Series 1995                                                                 5.000      07/01/02              5,158,250
  3,025   Kentucky State Turnpike Authority - Economic Development Road Revenue -
          Series 1995                                                                 5.100      07/01/03              3,137,863
  1,000   Kentucky State Turnpike Authority - Resource Recovery Road Revenue -
          Series 1985 A                                                               0.000      07/01/05              1,254,850
     30   Lexington-Fayette Urban County Government Public Facilities Corporation -
          Mortgage Revenue - Series 1995                                              5.000      11/01/01                 31,002
  1,030*  Louisville and Jefferson County, KY Regional Airport Authority
          System Revenue - Series 1997 A                                              5.750      07/01/98              1,048,674
  1,300*  Louisville and Jefferson County, KY Regional Airport Authority
          System Revenue - Series 1997 A                                              5.750      07/01/99              1,334,216
  1,375*  Louisville and Jefferson County, KY Regional Airport Authority
          System Revenue - Series 1997 A                                              5.750      07/01/00              1,422,548
    455*  Louisville and Jefferson County, KY Regional Airport Authority System
          Revenue - Series 1997 A                                                     5.750      07/01/01                473,587
  1,535*  Louisville and Jefferson County, KY Regional Airport Authority
          System Revenue - Series 1997 A                                              5.750      07/01/02              1,604,121
  1,030*  Louisville and Jefferson County, KY Regional Airport Authority
          System Revenue - Series 1995 A                                              4.900      07/01/04              1,033,327
  3,225   Mt. Sterling, KY League of Cities Funding Trust Lease Program Revenue -
          Series 1993 A                                                               5.625      03/01/03              3,335,360
 10,800   Owensboro, KY Electric Light and Power System Revenue - Series 1993A        0.000      01/01/04              7,694,676
    305   University of Kentucky Revenue - Consolidated Educational Buildings -
          Series 1993                                                                 5.000      05/01/03                313,586
          LOUISIANA
  6,000   East Baton Rouge Parish, LA Pollution Control Revenue - Hoechst
          Celanese Corporation Project - Series 1993                                  5.400      12/01/02              6,211,200
  1,000   Illinois Health Facilities Authority Revenue - Mercy Hospital and
          Medical Center Project - Series 1996                                        5.600      01/01/02              1,022,110
  3,000   Jefferson Parish, LA Sales Tax District - Special Sales Tax Revenue -
          Series A                                                                    6.125      12/01/97              3,072,570

Limited Term                                                                   7

                                    SAR-131

                      Statement of Investments in              November 30, 1996
                       Securities and Net Assets                     (Unaudited)

================================================================================================================================
          Municipal Bonds (continued)
  Face
 Amount                                                                               Face
  (000)   Description                                                                 Rate       Maturity**         Market Value

$ 1,285   Louisiana Public Facilities Authority Hospital Revenue - Our Lady of
          Lourdes Regional Medical Center                                             4.700%     02/01/99             $1,300,536
  1,215   Louisiana Public Facilities Authority Hospital Revenue - Our Lady of
          Lourdes Regional Medical Center                                             4.900      02/01/00              1,235,971
  1,170   Louisiana Public Facilities Authority Hospital Revenue - Woman's
          Hospital Foundation - Series 1992                                           6.750      10/01/02              1,241,604
  3,685   Louisiana Public Facilities Authority Hospital Revenue - Southern
          Baptist Hospital - Series 1992                                              6.100      05/15/01              3,952,199
  3,080   Louisiana Public Facilities Authority Hospital Revenue - Southern
          Baptist Hospital - Series 1992                                              6.200      05/15/02              3,347,714
  2,500   Louisiana State Offshore Terminal Authority - Deepwater Port Revenue
          - LOOP Incorporated Project - Series 1992 B                                 6.100      09/01/02              2,658,050
    400   Office Facilities Corporation A Louisiana Non-Profit Corporation -
          Capital Facilities                                                          7.250      12/01/99                431,380
    770   Office Facilities Corporation A Louisiana Non-Profit Corporation -
          Capital Facilities                                                          7.350      12/01/00                846,422
    405   Ouachita Parish, LA Hospital Service District Number 1 Revenue -
          Glenwood Regional Medical Center - Series 1991                              6.800      07/01/97                412,063
    440   Ouachita Parish, LA Hospital Service District Number 1 Revenue -
          Glenwood Regional Medical Center - Series 1991                              7.000      07/01/98                459,615
    425   Ouachita Parish, LA Hospital Service District Number 1 Revenue -
          Glenwood Regional Medical Center - Series 1991                              7.000      07/01/99                452,906
    300   Ouachita Parish, LA Hospital Service District Number 1 Revenue -
          Glenwood Regional Medical Center - Series 1991                              7.250      07/01/00                328,083
          MAINE
    260   Maine Educational Loan Marketing Corporation - Student Loan Revenue         6.500      11/01/97                266,245
          MARYLAND
  2,280   Maryland Energy Financing Administration - Limited Obligation Solid
          Waste Disposal Revenue - Wheelabrator Water Technologies Baltimore L.L.C.
          Projects - Series 1996                                                      5.650      12/01/03              2,362,582
  1,000   Maryland Energy Financing Administration - Limited Obligation Solid
          Waste Disposal Revenue - Wheelabrator Water Technologies Baltimore L.L.C.
          Projects - Series 1996                                                      5.850      12/01/05              1,044,800
  2,400   Northeast Maryland Waste Disposal Authority - Resources Recovery
          Revenue Refunding - Southwest Resource Recovery Facility - Series
          1993                                                                        7.150      01/01/04              2,745,912
          MASSACHUSETTS
    265   Brockton, MA General Obligation - Municipal Purpose Loan - Series 1993      5.350      06/15/00                272,298
  1,000   Massachusetts Educational Financing Authority - Education Loan Revenue -
          Series 1995 B                                                               5.500      07/01/01              1,044,370
  3,075   Massachusetts Educational Financing Authority - Education Loan Revenue -
          Series 1995 B                                                               5.700      07/01/04              3,267,218
  2,635   Massachusetts Municipal Wholesale Electric Company - Power Supply
          System Revenue - Series 1992 A                                              6.300      07/01/00              2,810,228
  3,800   Massachusetts Municipal Wholesale Electric Company - Power Supply
          System Revenue - Series 1992 B                                              6.300      07/01/00              4,052,700
  1,000   Massachusetts State General Obligation - Series 1992 A                      6.100      08/01/99              1,048,830
  1,000   Massachusetts State General Obligation - Series 1988 C                      7.000      12/01/97              1,032,750
    975   Massachusetts State General Obligation - Series 1988 C                      7.000      12/01/98              1,031,794
  1,000   Massachusetts State Convention Center Authority Revenue - Hynes
          Convention Center - Series 1992                                             5.900      09/01/98              1,032,000

8                                                                   Limited Term

                                    SAR-132

                       Statement of Investments in            November 30, 1996
                        Securities and Net Assets                   (Unaudited)

================================================================================================================================
          Municipal Bonds (continued)
  Face
 Amount                                                                                Face
  (000)   Description                                                                  Rate      Maturity**         Market  Value
$ 1,100   Massachusetts State Industrial Finance Agency - Resource Recovery
          Revenue - Refusetech Project - Series 1993 A                                5.250%     07/01/99             $1,125,839
    600   New Bedford, MA General Obligation                                          5.250      03/01/00                609,810
    600   New Bedford, MA General Obligation                                          5.400      03/01/01                612,504
    600   New Bedford, MA General Obligation                                          5.500      03/01/02                613,608
  2,500   New England Educational Loan Marketing Corporation - Massachusetts
          Student Loan Revenue - Series 1993 F                                        5.625      07/01/04              2,584,800
    415   Springfield, MA General Obligation - Series 1992 A                          5.800      09/01/99                428,151
    815   Springfield, MA General Obligation School Project Loan - Series 1992 B      5.800      09/01/99                835,522
    250   Springfield, MA General Obligation School Project Loan - Series 1992 B      6.100      09/01/02                262,222
          MICHIGAN
  3,315   Detroit, MI Economic Development Corporation - Resource Recovery Revenue -
          Series 1991                                                                 6.350      05/01/00              3,505,215
  3,000   Greater Detroit, MI Resource Recovery Authority Revenue - Series 1996
          A and B                                                                     5.500      12/13/04              3,154,980
    870   Madison Heights, MI Tax Increment Finance Authority Revenue, Tax Increment
          Bonds, Series 1991                                                          8.500      03/15/01                915,632
    900   Michigan Higher Education Facilities Authority Revenue - Series XII-E       6.375      10/01/00                950,058
  2,000   Michigan Higher Education Student Loan Authority Revenue - Series XV-A      5.400      09/01/00              2,043,380
  2,700   Michigan State Hospital Finance Authority Revenue - St. John Hospital -
          Series 1993A                                                                5.400      05/15/00              2,799,792
  3,075   Michigan State Hospital Finance Authority Revenue - Gratiot Community
          Hospital, Alma, Michigan - Series 1995                                      5.300      10/01/01              3,077,368
  3,085   Michigan State Housing Development Authority Revenue - Rental Housing -
          Series 1995 A and B                                                         5.450      04/01/05              3,145,404
  3,325   Michigan State Housing Development Authority Revenue - Rental Housing -
          Series 1995 A and B                                                         5.450      10/01/05              3,393,196
    200   Michigan State South Central Power Agency Supply System Revenue -
          Series 1992                                                                 5.700      11/01/04                214,460
  4,095   Pontiac, MI Hospital Finance Authority Revenue - NOMC Group - Series 1993   5.800      08/01/03              4,054,091
  3,000   Wayne Charter County, MI Airport Revenue - Detroit Metropolitan Airport -
          Series 1994 A                                                               5.150      12/01/00              3,085,140
          MINNESOTA
    615   Brainerd, MN Benedictine Health System - St. Joseph's Medical Center -
          Series 1993 E                                                               5.000      02/15/00                627,189
  1,045   Duluth, MN Economic Development Authority - Health Care Facilities
          Revenue - Benedictine Health System - Saint Mary's Medical Center -
          Series 1993 C                                                               5.000      02/15/00              1,064,144
          MISSISSIPPI
  1,155   Hinds County, MS Methodist Hospital and Rehabilitation Center -
          Series 1993                                                                 4.900      05/01/00              1,175,698
  1,690   Mississippi Hospital Equipment and Facilities Authority Revenue -
          Mississippi Baptist Medical Center - Series 1995                            5.350      05/01/03              1,757,820
  1,000   Mississippi Hospital Equipment and Facilities Authority Revenue -
          Mississippi Baptist Medical Center - Series 1995                            5.400      05/01/04              1,042,760
          MISSOURI
  1,740   Branson, MO Tax Increment Allocation - Branson Meadows Project -
          Series 1995                                                                 5.850      11/01/01              1,747,273
    810   Branson, MO Tax Increment Allocation - Branson Meadows Project -
          Series 1995                                                                 6.400      11/01/05                819,817
    770   Missouri State Health and Educational Facilities Authority Revenue -
          Heartland Health Systems - Series 1992                                      6.000      11/15/97                779,987
    655   St. Louis, MO Regional Convention and Sports Complex Authority - Series C   7.750      08/15/01                686,322

Limited Term                                                                   9

                                    SAR-133

                      Statement of Investments in              November 30, 1996
                       Securities and Net Assets                     (Unaudited)

================================================================================================================================
          Municipal Bonds (continued)
  Face
 Amount                                                                                Face                             Market
  (000)   Description                                                                  Rate          Maturity**          Value

          NEVADA
$   985   Washoe County, NV Airport Authority - System Improvement Revenue -
          Series 1993 A                                                               5.250%         07/01/00           $1,009,192
          NEW HAMPSHIRE
    505   New Hampshire Higher Educational and Health Facilities Authority Revenue -
          St. Joseph Hospital                                                         7.250          01/01/01              543,466
    385   New Hampshire Higher Educational and Health Facilities Authority Revenue -
          St. Joseph Hospital                                                         6.600          01/01/97              385,859
    470   New Hampshire Housing Finance Authority - Single Family - Series D          5.900          01/01/97              470,597
    285   New Hampshire Housing Finance Authority - Single Family - Series D          6.050          01/01/98              289,463
    365   New Hampshire Housing Finance Authority - Single Family - Series D          6.200          01/01/99              374,833
    365   New Hampshire Housing Finance Authority - Single Family - Series D          6.350          01/01/00              379,388
    365   New Hampshire Housing Finance Authority - Single Family - Series D          6.450          01/01/01              382,958
    865   New Hampshire Housing Finance Authority - Multifamily - Series 1            6.300          01/01/98              879,108
    890   New Hampshire Housing Finance Authority - Multifamily - Series 1            6.300          07/01/98              910,960
          NEW JERSEY
  1,800   Atlantic City, NJ General Obligation - Series 1994                          5.650          08/15/99            1,854,000
  3,800   New Jersey Economic Development Authority - Electric Energy Facility
          Revenue - Vineland Cogeneration Project - Series 1992                       6.750          06/01/99            3,969,062
    570   New Jersey Economic Development Authority Revenue - Series 1992 R-1         5.800          06/01/01              600,489
    100   New Jersey Economic Development Authority Revenue - Burlington Coat
          Factory - Series 1995                                                       5.400          09/01/03              103,711
    860   New Jersey Health Care Facilities Financing Authority Revenue -
          Bayonne Hospital - Series 1994                                              5.750          07/01/00              900,153
  1,000   New Jersey Health Care Facilities Financing Authority Revenue -
          Bayonne Hospital - Series 1994                                              5.800          07/01/01            1,058,840
  1,000   New Jersey Health Care Facilities Financing Authority Revenue -
          Bayonne Hospital - Series 1994                                              5.900          07/01/02            1,070,750
  4,300   New Jersey Economic Development Authority Revenue -Educational
          Testing Services - Series 1995 B                                            5.500          05/15/05            4,507,217
  1,155   New Jersey Educational Facilities Authority - Stevens Institute of
          Technology - Series 1992 A                                                  6.000          07/01/99            1,202,852
    295   New Jersey Educational Facilities Authority - St. Peter's College -
          Series 1992 B                                                               6.100          07/01/00              310,269
  1,275   New Jersey Educational Facilities Authority - Stevens Institute of
          Technology - Series 1992 A                                                  6.100          07/01/00            1,342,715
    355   New Jersey Educational Facilities Authority - St. Peter's College -
          Series 1992 B                                                               6.200          07/01/01              377,787
    995   New Jersey Educational Facilities Authority - Stevens Institute of
          Technology - Series 1992 B                                                  6.200          07/01/01            1,059,715
  1,165   New Jersey Educational Facilities Authority - Stevens Institute of
          Technology - Series 1992 A                                                  6.300          07/01/02            1,255,334
    800   New Jersey Transportation Trust Fund Authority - Transportation System -
          Series 1992 A                                                               6.000          06/15/02              860,720
  4,895   New Jersey Wastewater Treatment Trust - Series 1996                         6.250          05/15/05            5,437,611
          NEW MEXICO
    115   Bernalillo County, NM Gross Receipts Tax Revenue - Series 1996 A            5.150          04/01/04              118,678

10                                                                  Limited Term

                                    SAR-134

                                                                                                     November 30, 1996
           Statement of Investments in Securities and Net Assets                                           (Unaudited)
==========================================================================================================================
           Municipal Bonds (continued)

   Face
  Amount                                                                                   Face                    Market
   (000)   Description                                                                     Rate    Maturity**      Value
           New York
  $  250   Albany, NY Housing Authority - Multifamily Revenue - Series 1995                4.900%   10/01/99  $    251,960
     500   Albany, NY Housing Authority - Multifamily Revenue - Series 1995                5.100    10/01/01       505,515
     700   Albany, NY Housing Authority - Multifamily Revenue - Series 1995                5.250    10/01/02       709,247
     750   Albany, NY Housing Authority - Multifamily Revenue - Series 1995                5.400    10/01/03       762,540
     750   Albany, NY Housing Authority - Multifamily Revenue - Series 1995                5.500    10/01/04       759,945
   1,000   Albany, NY Housing Authority - Multifamily Revenue - Series 1995                5.600    10/01/05     1,008,930
     500   Albany, NY Housing Authority - Multifamily Revenue - Series 1995                5.700    10/01/06       503,250
     700   Albany, NY Housing Authority - Multifamily Revenue - Series 1995                5.850    10/01/07       702,723
     150   Jamestown, NY General Obligation - Series A                                     7.000    03/15/04       168,914
     750   Jamestown, NY General Obligation - Series A                                     7.000    03/15/05       850,208
   3,315   Metropolitan Transit Authority of New York - Transit Facilities - Service
           Contract - Commuter Facilities - Series 7                                       5.400    07/01/06     3,342,481
   1,000   Metropolitan Transit Authority of New York - Transit Facilities Revenue -
           Series N                                                                        6.625    07/01/02     1,080,100
     795   New York City, NY General Obligation - Series 1991 D                            7.875    08/01/97       816,290
   2,000   New York City, NY General Obligation - Series 1991 B                            7.100    02/01/97     2,011,100
   1,280   New York City General Obligation - Series A                                     8.250    11/01/99     1,420,621
   4,000   New York City, NY General Obligation - Series 1995 F                            6.100    02/15/02     4,191,640
     575   New York City, NY General Obligation - Series 1991 F                            8.000    11/15/97       598,218
     425   New York City, NY General Obligation - Series 1991 F                            8.000    11/15/97       441,405
   3,000   New York City, NY General Obligation - Series 1996 F and G                      5.700    02/01/03     3,079,680
     500   New York City, NY General Obligation - Series 1996 F and G                      5.750    02/01/06       509,225
     355   New York City General Obligation - Fiscal Series 1997 E and F                   4.900    08/01/04       359,278
   1,000   New York State Dormitory Authority Revenue - State University - Series 1990 A   7.400    05/15/01     1,090,910
   4,155   New York State Dormitory Authority Revenue - City University - Series U         5.875    07/01/00     4,325,438
   2,900   New York State Dormitory Authority Revenue - Department of Health               6.750    07/01/01     3,145,166
   7,500   New York State Dormitory Authority Revenue - State University Educational
           Facilities - Series 1995 A                                                      5.250    05/15/01     7,661,100
   2,000   New York State Dormitory Authority Revenue - State University Educational
           Facilities - Series 1995 A                                                      6.500    05/15/05     2,190,420
   2,000   New York State Dormitory Authority Revenue - State University Educational
           Facilities - Series 1995 A                                                      6.500    05/15/06     2,195,440
     770   New York State Dormitory Authority Revenue - State University - Series 1989 A   7.000    05/15/02       834,911
     230   New York State Dormitory Authority Revenue - State University - Series 1989 A   7.000    05/15/02       245,203
   1,000   New York State Dormitory Authority Revenue - Nyack Hospital - Series 1996       5.500    07/01/00     1,014,880
   1,000   New York State Dormitory Authority Revenue - Nyack Hospital - Series 1996       6.000    07/01/06     1,024,830
   3,315   New York State Dormitory Authority - City University System Consolidated
           Revenue - Series 1996 A and Series 1 and 2                                      6.000    07/01/04     3,487,844
   5,000   New York State Housing Finance Agency - Health Facilities Revenue -
           New York City - Series 1996 A                                                   5.875    05/01/04     5,171,200
   4,000   New York State Medical Care Facilities Finance Agency Revenue -
           Mental Health Services Facilities - Series A                                    8.150    02/15/98     4,192,800
   1,500   New York State Medical Care Facilities Finance Agency Revenue -
           Mental Health Services Facilities - Series A                                    8.250    02/15/99     1,568,625
   2,405   New York State Urban Development Corporation Revenue -
           Center for Industrial Innovation - Series 1995                                  5.300    01/01/04     2,424,649
   1,265   New York State Urban Development Corporation Revenue -
           Center for Industrial Innovation - Series 1995                                  6.250    01/01/05     1,347,427

Limited Term                                                                  11

                                    SAR-135

                                                                                                          November 30, 1996
           Statement of Investments in Securities and Net Assets                                                (Unaudited)
============================================================================================================================
           Municipal Bonds (continued)
    Face
   Amount                                                                                  Face                    Market
    (000)  Description                                                                     Rate    Maturity**      Value
   $  700  New York State Urban Development Corporation Revenue - Correctional
           Facilities - Series G                                                           7.000%   01/01/98  $    721,140
      695  New York State Urban Development Corporation Revenue - Correctional
           Facilities - Series G                                                           6.500    01/01/99       723,648
    1,000  New York State Urban Development Corporation Revenue -
           Correctional Capital Facilities - Series 1993                                   5.250    01/01/02     1,012,860
      570  Onondaga County, NY Resource Recovery Agency System Revenue -
           Development Costs - Series 1992                                                 5.900    05/01/98       572,816
      480  Onondaga County, NY Resource Recovery Agency System Revenue -
           Development Costs - Series 1992                                                 6.100    05/01/99       487,075
      630  Onondaga County, NY Resource Recovery Agency System Revenue -
           Development Costs - Series 1992                                                 6.200    05/01/00       642,178
    3,700  Port Authority of New York and New Jersey - Special Project -
           KIAC Partners Project - Series 4                                                7.000    10/01/07     3,976,057
      850  Ulster County, NY Resource Recovery Agency - Solid Waste System Revenue -
           Series 1993                                                                     4.875    03/01/98       855,134
           Ohio
      500  Barberton, OH Hospital Facilities - Barberton Citizens Hospital - Series 1992   6.250    01/01/99       518,345
      750  Barberton, OH Hospital Facilities - Barberton Citizens Hospital - Series 1992   6.400    01/01/00       788,640
      500  Barberton, OH Hospital Facilities - Barberton Citizens Hospital - Series 1992   6.550    01/01/01       533,445
      545  Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital         7.500    12/01/98       572,125
      595  Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital         7.650    12/01/99       637,126
      640  Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital         7.750    12/01/00       697,050
      680  Cambridge, OH Hospital Improvement Revenue - Guernsey Memorial Hospital         7.850    12/01/01       752,379
      900  Cleveland, OH General Obligation - Certificates of Participation -
           Motor Vehicle and Communications Equipment                                      6.350    01/01/97       901,818
      990  Cleveland, OH General Obligation - Certificates of Participation -
           Motor Vehicle and Communications Equipment                                      6.350    07/01/97     1,003,424
      650  Cleveland, OH City School District - General Obligation - Library Improvement
           Revenue - Series 1992 A                                                         5.200    12/01/00       672,763
      375  Cuyahoga County, OH Health Care Facilities Revenue - Altenheim Nursing Home     8.750    06/01/99       407,318
      500  Cuyahoga County, OH Hospital Revenue - Meridia Health System - Series 1995      5.750    08/15/00       521,625
      795  Cuyahoga County, OH Hospital Revenue - Meridia Health System - Series 1995      5.850    08/15/01       837,628
      735  Cuyahoga County, OH Hospital Revenue - Meridia Health System - Series 1995      5.950    08/15/02       782,158
       85  East Cleveland, OH Local Government Revenue                                     7.900    12/01/97        87,921
    1,110  Erie County, OH Hospital Improvement Revenue - Firelands Community Hospital -
           Series 1992                                                                     6.000    01/01/98     1,131,590
    1,175  Erie County, OH Hospital Improvement Revenue - Firelands Community Hospital -
           Series 1992                                                                     6.100    01/01/99     1,213,681
      610  Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series A         6.850    12/01/96       610,104
      700  Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series A         7.200    12/01/98       741,909
      575  Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993      5.300    12/01/98       589,254
      685  Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993      5.500    12/01/99       710,681
      370  Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993      5.800    12/01/01       393,728
      790  Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993      5.900    12/01/02       848,926
      435  Lucas County, OH Hospital Revenue - Flower Memorial Hospital - Series 1993      6.000    12/01/03       471,932
    5,195  Lucas County, OH Hospital Revenue - ProMedica Healthcare Obligated Group -
           Series 1996                                                                     6.000    11/15/05     5,664,316
      400  Mahoning Valley, OH Sanitary District - Series 1991                             6.800    12/15/98       417,100

12                                                                  Limited Term

                                    SAR-136

                      Statement of Investments in              November 30, 1996
                       Securities and Net Assets                     (Unaudited)

================================================================================================================================
          Municipal Bonds (continued)
 Face
Amount                                                                                 Face
 (000)    Description                                                                  Rate      Maturity**         Market Value

$   400   Mahoning Valley, OH Sanitary District - Series 1991                         6.950%     12/15/99             $  423,428
    400   Mahoning Valley, OH Sanitary District - Series 1991                         7.100      12/15/00                429,904
    400   Mahoning Valley, OH Sanitary District - Series 1991                         7.250      12/15/01                435,464
  1,000   Miami County, OH Hospital Facilities Revenue - Upper Valley Medical
          Center - Series 1996 A, B and C                                             6.000      05/15/06              1,023,140
  5,000   Ohio State Building Authority - Adult Correctional Building -
          Series 1993 A                                                               5.750      10/01/05              5,372,050
  1,040   Ohio State Economic Development Revenue - Superior Forge and Steel
          Corporation                                                                 7.250      06/01/01              1,096,732
  3,825   Ohio State Elementary and Secondary Education Capital Facilities
          Revenue - Series 1995 A                                                     5.700      06/01/02              4,066,931
    435   Shelby County, OH Hospital Facilities and Improvement Revenue -
          Wilson Memorial Hospital                                                    6.100      09/01/98                448,515
    350   Youngstown, OH General Obligation                                           6.800      12/01/97                360,202
    350   Youngstown, OH General Obligation                                           6.900      12/01/98                367,994
    350   Youngstown, OH General Obligation                                           7.000      12/01/99                375,151
          PENNSYLVANIA
    350   Allegheny County, PA Hospital Development Authority - St. Margaret
          Memorial Hospital - Series 1991A                                            6.350      10/01/97                357,329
    400   Allegheny County, PA Hospital Development Authority - St. Margaret
          Memorial Hospital - Series 1991A                                            6.600      10/01/98                415,928
    400   Allegheny County, PA Hospital Development Authority - St. Margaret
          Memorial Hospital - Series 1991A                                            6.700      10/01/99                422,848
    400   Allegheny County, PA Hospital Development Authority - St. Margaret
          Memorial Hospital - Series 1991A                                            6.800      10/01/00                429,100
    284   Allegheny County, PA Industrial Development Authority - Solid Waste
          Disposal - Conversion Systems, Inc. - Series 1991                           8.000      03/01/98                297,357
  1,000   Monroeville, PA Hospital Authority Revenue - Forbes Health System -
          Series 1995                                                                 5.750      10/01/05              1,020,040
    950   Montgomery County, PA Higher Education and Health Authority Revenue -
          Pottstown Memorial Medical Center                                           7.000      11/15/99              1,000,065
  1,000   Pennsylvania Intergovernmental Cooperation Authority - Special Tax
          Revenue - Philadelphia Funding Program - Series 1992                        5.600      06/15/98              1,025,870
  2,500   Pennsylvania Intergovernmental Cooperation Authority - Special Tax
          Revenue - Philadelphia Funding Program - Series 1992                        6.000      06/15/00              2,645,025
  2,000   Pennsylvania State General Obligation - Series 1992                         6.000      09/15/99              2,098,140
  3,000   Philadelphia, PA General Obligation - Series 1993                           5.125      05/15/03              3,095,580
  1,900   Philadelphia, PA Gas Works Revenue - Eleventh Series A                      7.400      07/01/00              1,979,154
    500   Philadelphia, PA Gas Works Revenue - Thirteenth Series - Series 1991        7.100      06/15/97                508,820
  3,600   Philadelphia, PA Gas Works Revenue - Fourteenth Series - Series 1993        5.600      07/01/99              3,690,288
  3,425   Philadelphia, PA Gas Works Revenue - Fourteenth Series - Series 1993        5.700      07/01/00              3,529,908
  1,390   Philadelphia, PA Hospital and Higher Education Facilities Authority
          Revenue - Philadelphia MR Project                                           5.300      08/01/99              1,415,506
  3,990   Philadelphia, PA School District - General Obligation - Series 1994 A       5.450      07/01/04              4,194,567
  1,080   Philadelphia, PA School District - General Obligation - Series 1992 A       6.050      05/15/99              1,129,032
  5,000   Philadelphia, PA Water and Wastewater Revenue - Series 1993                 5.150      06/15/04              5,103,100
  3,490   Philadelphia, PA Hospitals and Higher Education Facilities Authority
          - Hospital Revenue - Pennsylvania Hospital - Series 1996                    5.850      07/01/02              3,580,775
  2,020   Philadelphia, PA Hospitals and Higher Education Facilities Authority
          - Hospital Revenue - Pennsylvania Hospital - Series 1996                    6.050      07/01/04              2,084,256
  2,000   Philadelphia, PA Hospitals and Higher Education Facilities Authority
          - Hospital Revenue - Pennsylvania Hospital - Series 1996                    6.150      07/01/05              2,070,760

Limited Term                                                                  13

                                    SAR-137



                                                                                                               November 30, 1996
          Statement of Investments in Securities and Net Assets                                                      (Unaudited)
================================================================================================================================
          Municipal Bonds (continued)
  Face
 Amount                                                                                Face
  (000)   Description                                                                  Rate      Maturity**              Market
                                                                                                                          Value
          PUERTO RICO
$ 2,225   Commonwealth of Puerto Rico Public Improvement - General Obligation -
          Series 1996 A                                                               4.600%     07/01/04             $2,243,356
  2,295   Commonwealth of Puerto Rico Public Improvement - General Obligation -
          Series 1993                                                                 5.375      07/01/05              2,370,574
  1,575   Commonwealth of Puerto Rico Urban Renewal and Housing - Series 1989         0.000      10/01/98              1,442,401
    325   Commonwealth of Puerto Rico Electric Power Authority - Series P             7.000      07/01/11                368,709
          RHODE ISLAND
  4,035   Rhode Island Housing and Mortgage Finance Corporation Revenue -
          Multifamily - Series 1995 A                                                 5.350      07/01/03              4,122,560
          TENNESSEE
  1,250   Jackson, TN Hospital Revenue - Jackson-Madison County General Hospital
          - Series 1995                                                               4.900      04/01/03              1,251,675
  3,250   Metropolitan Nashville and Davidson County - Tennessee Industrial
          Development Board Revenue - OSCO Treatment - Series 1993                    6.000      05/01/03              3,327,935
  1,000   Tennessee Housing Development Agency - Mortgage Finance Program -
          Series 1993 A                                                               5.100      07/01/01              1,022,510
    605   Tennessee Housing Development Agency - Mortgage Finance Program -
          Series 1994 B                                                               5.300      01/01/00                615,787
    260   Tennessee Housing Development Agency - Mortgage Finance Program -
          Series 1994 B                                                               5.300      07/01/00                265,327
          TEXAS
  1,575   Anderson County, TX Department of Criminal Justice - Coffield Prison
          Farm - Series 1992                                                          5.300      03/15/00              1,623,778
  1,730   Brazos, TX Higher Education Authority - Student Loan Revenue -
          Series 1993-A                                                               5.900      12/01/00              1,808,836
  1,235   Brazos, TX Higher Education Authority - Student Loan Revenue -
          Series 1993-A                                                               6.050      12/01/01              1,308,594
  5,000   Dallas-Fort Worth, TX International Regional Airport Joint Revenue -
          Series 1992 B                                                               5.500      11/01/98              5,135,400
  1,325   North Central Texas Health Facilities Development Corporation -
          Health Facilities Development Revenue - C.C. Young Memorial Home Project -
          Series 1996                                                                 5.700      02/15/03              1,342,132
  1,000   Pasadena, TX Industrial Development Corporation Revenue - Lunar and
          Planetary Institute Project                                                 7.050      10/01/01              1,005,660
    720   Texas State Higher Education - College Student Loan Revenue                 6.900      04/01/99                753,984
    705   Texas State Higher Education - College Student Loan Revenue                 7.000      04/01/00                751,368
  1,460   Texas State Higher Education - College Student Loan Revenue                 7.100      04/01/01              1,561,704
          UTAH
    300   Carbon County, UT Solid Waste Disposal Revenue - East Carbon Development
          Project - Series 1992 A                                                     8.000      07/01/97                306,315
          VERMONT
  2,000   Vermont State Student Assistance Corporation - Educational Loan
          Finance Revenue - Series 1992A-3                                            5.800      12/15/99              2,071,420
  1,000   Vermont State Student Assistance Corporation - Educational Loan
          Finance Revenue - Series 1992A-3                                            5.900      12/15/00              1,043,710
  1,000   Vermont State Student Assistance Corporation - Educational Loan
          Finance Revenue - Series 1992A-3                                            6.050      12/15/01              1,055,850
          VIRGINIA
  3,000   Virginia State Public Building Authority Revenue - Series 1994 A            6.250      08/01/15              3,333,780

14                                                                  Limited Term

                                    SAR-138

                                                                                                          November 30, 1996
                    Statement of Investments in Securities and Net Assets                                       (Unaudited)
==========================================================================================================================
           Municipal Bonds (continued)
  Face
 Amount                                                                                    Face                    Market
  (000)    Description                                                                     Rate    Maturity**      Value
           Washington
 $ 1,860   Washington State Health Care Facilities Authority Revenue - Franciscan Health
           System\St. Joseph Hospital and Health Care Center, Tacoma - Series 1993         4.875%   01/01/01  $  1,893,350
   1,670   Washington State Health Care Facilities Authority Revenue -
           Children's Hospital and Medical Center                                          6.000    10/01/02     1,793,881
           Wisconsin
   1,100   Wisconsin State Health and Educational Facilities Authority Revenue -
           Lutheran Hospital-La Crosse, Inc. - Series 1993A                                5.200    02/15/00     1,126,675
   1,155   Wisconsin State Health and Educational Facilities Authority Revenue -
           Lutheran Hospital-La Crosse, Inc. - Series 1993A                                5.300    02/15/01     1,192,688

           Total Investments in Securities - Municipal Bonds (cost $474,465,494) - 100.9%                      491,545,395

           Excess of Liabilities over Other Assets - (0.9)%                                                     (4,232,216)

           Total Net Assets - 100.0%                                                                          $487,313,179

*Securities purchased on a "when-issued" basis.
**Maturity date represents actual maturity or earlier put date.
See notes to financial statements.
Limited Term                                                                  15

                                    SAR-139


[Logo of Ship Art]  Statement of Assets and Liabilities                                 November 30, 1996 (Unaudited)
============================================================================================================================
  ASSETS:
    Investments, at market value (cost $474,465,494)                                             $491,545,395
    Receivable for investments sold                                                                 4,435,385
    Receivable for Fund shares sold                                                                   836,808
    Interest receivable                                                                             8,047,687
    Other                                                                                              25,681
      Total assets                                                                                504,890,956
  LIABILITIES:
    Bank borrowings (Note G)                                                                        4,167,593
    Payable for investments purchased                                                               9,618,432
    Payable for Fund shares reacquired                                                              1,582,099
    Distributions payable                                                                           1,836,801
    Accrued expenses                                                                                  372,852
      Total liabilities                                                                            17,577,777
  NET ASSETS:                                                                                     487,313,179
    Class A:
    Applicable to 43,354,225 shares of beneficial interest issued and outstanding                $467,121,555
    Net asset value per share                                                                    $      10.77
    Class C:
    Applicable to 1,875,033 shares of beneficial interest issued and outstanding                 $ 20,191,624
    Net asset value per share                                                                    $      10.77

                                                                           For the six months ended November 30, 1996
[Logo of Ship Art]  Statement of Operations                                                                (Unaudited)
============================================================================================================================
  INVESTMENT INCOME - INTEREST                                                                   $ 13,733,437
  EXPENSES:
    Distribution fees - Class A (Note E)                                                              954,738
    Distribution fees - Class C (Note E)                                                               62,676
    Investment advisory fees (Note E)                                                                 742,744
    Custody and accounting fees                                                                       101,108
    Transfer agent's fees                                                                             159,375
    Registration fees                                                                                  23,789
    Legal fees                                                                                          3,660
    Audit fees                                                                                         10,685
    Trustees' fees                                                                                      7,320
    Shareholder services fees (Note E)                                                                 27,470
    Other                                                                                               8,510
    Advisory fees waived (Note E)                                                                     (62,743)
      Total expenses before credits                                                                 2,039,332
    Custodian fee credit (Note B)                                                                      (7,388)
    Net expenses                                                                                    2,031,944
  Net investment income                                                                            11,701,493
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on security transactions                                                 907,696
    Change in unrealized appreciation (depreciation) of investments                                 8,396,176
  Net gain on investments                                                                           9,303,872
  Net increase in net assets resulting from operations                                           $ 21,005,365

See notes to financial statements.
16                                                                  Limited Term

                                    SAR-140


[Logo of Ship Art]  Statements of Changes in Net Assets
===========================================================================================================================

                                                                                  Six Months Ended         Year Ended
  INCREASE (DECREASE) IN NET ASSETS                                               November 30, 1996       May 31, 1996
  Operations:                                                                        (Unaudited)
    Net investment income                                                          $  11,701,493         $  25,355,276
    Net realized gain (loss) on security transactions                                    907,696             1,123,864
    Change in unrealized appreciation (depreciation) of investments                    8,396,176            (5,083,239)
  Net increase in net assets resulting from operations                                21,005,365            21,395,901
  Distributions to Class A shareholders:
    From net investment income                                                       (11,157,384)          (24,835,168)
  Distributions to Class C shareholders:
    From net investment income                                                          (390,716)             (175,819)
  Net decrease in net assets from distributions to shareholders                      (11,548,100)          (25,010,987)
  Fund share transactions (Note C):
    Proceeds from shares sold                                                         29,487,902            90,170,813
    Net asset value of shares issued in reinvestment of distributions                  7,608,480            16,369,864
    Cost of shares reacquired                                                        (63,811,916)         (167,550,003)
  Net decrease in net assets from Fund share transactions                            (26,715,534)          (61,009,326)
  Total decrease in net assets                                                       (17,258,269)          (64,624,412)
  NET ASSETS:
    Beginning of period                                                              504,571,448           569,195,860
    End of period                                                                  $ 487,313,179         $ 504,571,448
  NET ASSETS CONSIST OF:
    Paid-in surplus                                                                $ 475,279,572         $ 501,995,106
    Undistributed net investment income                                                  897,939               744,546
    Accumulated net realized gain (loss) on security transactions                     (5,944,233)           (6,851,929)
    Unrealized appreciation (depreciation) of investments                             17,079,901             8,683,725
                                                                                   $ 487,313,179         $ 504,571,448

See notes to financial statements.
Limited Term                                                                  17

                                    SAR-141

[Logo of Ship Art]  Notes to Financial Statements
===============================================================================

  A. DESCRIPTION OF BUSINESS
     The Flagship Limited Term Tax Exempt Fund is a sub-trust of the Flagship Tax Exempt Funds Trust (Trust), a Massachusetts business trust organized on March 8, 1985. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced investment operations on October 19, 1987. On December 1, 1995, the Fund began to offer Class C shares to the investing public. Class A shares are sold with a front-end sales charge. Class C shares are sold with no front-end sales charge but are assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of shares have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privilege of each class. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis. Shares of beneficial interest in the Fund, which are registered under the Securities Act of 1933, as amended, are offered to the public on a continuous basis.

  B. SIGNIFICANT
     The following is a summary of significant accounting policies consistently followed by the Fund.
     Estimates: The preparation of financial statements and daily calculation of net asset value in conformity with generally accepted accounting principles requires management to fairly value, at market, investment securities and make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The financial statements reflect these inherent valuations, estimates and assumptions, and actual results could differ.
     Security Valuations: Portfolio securities for which market quotations are readily available are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining the values. If market quotations are not readily available from such pricing service, securities are valued at fair value as determined under procedures established by the Trustees. Short-term securities are stated at amortized cost, which is equivalent to fair value.
     Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its tax exempt net investment income and net realized gains on security transactions. Therefore, no federal income tax provision is required. Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses. The effect on dividend distributions of certain book-to-tax timing differences is presented as excess distributions in the statement of changes in net assets.
     Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Market discounts, if applicable, are recognized as ordinary income upon disposition or maturity.
     Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Daily dividends are declared from net investment income and paid monthly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to shareholders at least annually.

18                                                                  Limited Term


                                    SAR-142

  Notes to Financial Statements
===============================================================================

     Expense Allocation: Shared expenses incurred by the Trust are allocated among the sub-trusts based on each sub-trust's ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each sub-trust as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

       The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Fund, are based on 80% of the daily effective federal funds rate.

     Securities Purchased on a "When-issued" Basis: The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when-issued" basis. These securities are registered by a municipality or government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were $9,306,598 "when-issued" purchase commitments included in the statement of investments at November 30, 1996.

C.   FUND SHARES

     At November 30, 1996, there were an indefinite number of shares of beneficial interest with no par value authorized for each class. Transactions in shares were as follows:

                                                     Six Months Ended                        Year Ended
                                                     November 30, 1996                      May 31, 1996
                                                        (Unaudited)
                                                ----------------------------       ------------------------------
                                                  Shares          Amount              Shares           Amount
     CLASS A:
     Shares sold                                 2,313,630     $ 24,612,195          6,914,835     $  74,019,115
     Shares issued on reinvestment                 692,217        7,349,432          1,522,705        16,288,950
     Shares reacquired                          (5,939,087)     (63,094,174)       (15,607,722)     (166,978,057)
     Net decrease                               (2,933,240)    $(31,132,547)        (7,170,182)    $ (76,669,992)

                                                     Six Months Ended                        Period From
                                                     November 30, 1996            December 1, 1995 to May 31, 1996
                                                        (Unaudited)
                                                ----------------------------       ------------------------------
                                                  Shares          Amount              Shares           Amount
     CLASS C:
     Shares sold                                   458,826     $  4,875,707          1,505,009     $  16,151,698
     Shares issued on reinvestment                  24,399          259,048              7,584            80,914
     Shares reacquired                             (67,608)        (717,742)           (53,177)         (571,946)
     Net increase                                  415,617     $  4,417,013          1,459,416     $  15,660,666

D.   PURCHASES AND SALES OF MUNICIPAL BONDS

     Purchases and sales of municipal bonds for the six months ended November 30, 1996, aggregated $71,299,502 and $96,603,238, respectively. At November 30, 1996, cost for federal income tax purposes is $474,416,830 and net unrealized appreciation aggregated $17,128,565, of which $17,134,075 related to appreciated securities and $5,510 related to depreciated securities.
       At November 30, 1996, the Fund has available a capital loss carryforward of approximately $5,940,100 to offset future net capital gains through May 31, 2003.

Limited Term                                                                  19

                                    SAR-143

Notes to Financial Statements
================================================================================

E. TRANSACTIONS WITH INVESTMENT ADVISOR AND DISTRIBUTOR

   Flagship Financial Inc. (Advisor), under the terms of an agreement which provides for furnishing of investment advice, office space and facilities to the Fund, receives fees computed monthly on the average daily net assets of the Fund at an annualized rate of .30% of the average daily net assets of $500 million or less plus .25% of the average daily net assets in excess of $500 million. During the six months ended November 30, 1996, the Advisor, at its discretion, permanently waived $62,743 of its advisory fees. Included in accrued expenses at November 30, 1996 are accrued advisory fees of $119,998. Also, under an agreement with the Fund, the Advisor may subsidize certain expenses excluding advisory and distribution fees.

     The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C shares and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor for its actual expenses incurred in the distribution and promotion of all classes of the Fund's shares. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C shares, respectively. Included in accrued expenses at November 30, 1996 are accrued distribution fees of $153,530 and $11,318 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributable to current shareholders are aggregated by the Distributor and passed through to the Fund as shareholder services fees.

     In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A shares of approximately $193,400 for the six months ended November 30, 1996, of which approximately $155,100 was paid to other dealers. For the six months ended November 30, 1996, the Distributor received approximately $6,000 of contingent deferred sales charges on redemptions of shares. Certain officers and trustees of the Trust are also officers and/or directors of the Distributor and/or Advisor.

F. LINE OF CREDIT

   The Trust participates in a line of credit in which a maximum amount of $30 million is provided by State Street Bank & Trust Co. The Fund may temporarily borrow up to $30 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest at 1% above the federal funds rate. The average daily amount of borrowings under the line of credit during the six months ended November 30, 1996 was approximately $890,700, at a weighted average annualized interest rate of 6.40%. At November 30, 1996, the Fund had $4,167,593 outstanding under the line of credit.

G. SUBSEQUENT EVENT

   On December 12, 1996, the shareholders of the Fund approved new Advisory and Distribution agreements with The John Nuveen Company ("Nuveen") pursuant to an Agreement and Plan of Merger. Any consolidation or reorganization of the Nuveen and Flagship mutual fund families is expected to be effective
   January 31, 1997.

20                                                                  Limited Term

                                    SAR-144

[Logo of Ship art]                   Selected data for each share of beneficial
Financial Highlights                interest outstanding throughout the period.
================================================================================

                                       Six Months Ended     Year Ended        Year Ended        Year Ended        Year Ended
                                       November 30, 1996   May 31, 1996      May 31, 1995      May 31, 1994      May 31, 1993
CLASS A                                   (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  10.57          $  10.65          $  10.60          $  10.74          $  10.29
Income from investment operations:
  Net investment income                        0.25              0.51              0.51              0.52              0.55
  Net realized and unrealized gain
  (loss) on securities                         0.20             (0.09)             0.04             (0.13)             0.45
Total from investment operations               0.45              0.42              0.55              0.39              1.00
Less distributions:
  From net investment income                  (0.25)            (0.50)            (0.50)            (0.52)            (0.55)
  From net realized capital gains                                                                   (0.01)
Total distributions                           (0.25)            (0.50)            (0.50)            (0.53)            (0.55)
Net asset value, end of period             $  10.77          $  10.57          $  10.65          $  10.60          $  10.74
Total return(a)                                8.59%             4.03%             5.41%             3.58%            10.02%
Ratios to average net assets
(annualized where appropriate):
  Actual net of waivers and
  reimbursements:
    Expenses(b)                                0.81%             0.79%             0.74%             0.70%             0.70%
    Net investment income                      4.74%             4.77%             4.88%             4.76%             5.10%
  Assuming credits and no waivers
  or reimbursements:
    Expenses                                   0.84%             0.84%             0.82%             0.79%             0.82%
    Net investment income                      4.71%             4.72%             4.80%             4.67%             4.98%
Net assets at end of period (000's)        $467,122          $489,157          $569,196          $704,627          $570,518
Portfolio turnover rate                       14.34%            38.55%            19.74%            22.16%            19.84%

(a) The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.

(b) During the six months ended November 30, 1996 and the year ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 0.80% and 0.78%, respectively; prior period numbers have not been restated to reflect these credits.

Limited Term                                                                  21

                                    SAR-145

[LOGO OF SHIP ART]                   Selected data for each share of beneficial
Financial Highlights                interest outstanding throughout the period.
================================================================================

                                               Six Months Ended          Period From
                                              November 30, 1996      December 1, 1995 to
CLASS C                                          (Unaudited)            May 31, 1996
----------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.56                  $ 10.76
Income from investment operations:
  Net investment income                              0.24                     0.22
  Net realized and unrealized gain
  (loss) on securities                               0.20                    (0.19)
Total from investment operations                     0.44                     0.03
Less distributions:
  From net investment income                        (0.23)                   (0.23)
  From net realized capital gains
Total distributions                                 (0.23)                   (0.23)
Net asset value, end of period                    $ 10.77                  $ 10.56
Total return(a)                                      8.48%                    0.46%
Ratios to average net assets
(annualized where appropriate):
  Actual net of waivers and
  reimbursements(b)
    Expenses                                         1.11%                    1.19%
    Net investment income                            4.41%                    4.17%
  Assuming credits and no waivers
  or reimbursements:
    Expenses                                         1.13%                    1.43%
    Net investment income                            4.39%                    3.93%
Net assets at end of period (000's)               $20,192                  $15,415
Portfolio turnover rate                             14.34%                   38.55%

(a) The total returns shown do not include the effect of applicable contingent deferred sales charge and are annualized.

(b) During the six months ended November 30, 1996 and the period ended May 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If included, the ratio of expenses to average net assets would be 1.10% and 1.18%, respectively; prior period numbers have not been restated to reflect these credits.

22                                                                  Limited Term

                                    SAR-146

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements:

  Included in the Prospectus:

    Financial Highlights

  Included in the Statement of Additional Information through incorporation by reference to each Fund's most recent Annual and Semi-Annual Reports:

           Portfolio of Investments
           Statement of Net Assets
           Statement of Operations
           Statement of Changes in Net Assets
           Report of Independent Public Accountants

(b) Exhibits:

  1(a).    Declaration of Trust of Registrant.
  1(b).    Amended and Restated Establishment and Designation of Series
           of Shares of Beneficial Interest dated October 11, 1996.
  1(c).    Certificate for the Establishment and Designation of Classes
           dated July 10, 1996.
     2.    By-Laws of Registrant.
     3.    Not applicable.
     4.    Specimen certificates of Shares of each Fund.
     5.    Form of Management Agreement between Registrant and Nuveen Ad-
           visory Corp.
     6.    Form of Distribution Agreement between Registrant and John
           Nuveen & Co. Incorporated.
     7.    Not applicable.
     8.    Form of Custodian Agreement between Registrant and Chase Man-
           hattan Bank.
  9(a).    Form of Transfer Agency and Service Agreement between Regis-
           trant and State Street Bank and Trust Company.
  9(b).    Form of Transfer Agency Agreement between Registrant and
           Shareholder Services, Inc.
    10.    Opinion of Fried, Frank, Harris, Shriver & Jacobson.
 11(a).    Consent of Arthur Andersen LLP, Independent Public Accoun-
           tants.
 11(b).    Consent of Deloitte & Touche LLP, Independent Public Accoun-
           tants.
    12.    Not applicable.
    13.    Not applicable.
    14.    Not applicable.
    15.    Plan of Distribution and Service Pursuant to Rule 12b-1 for
           the Class A Shares, Class B Shares and Class C Shares of each
           Fund.
    16.    Schedule of Computation of Performance Figures.
    17.    Financial Data Schedule.
    18.    Multi-Class Plan Adopted Pursuant to Rule 18f-3.
 99(a).    Original Powers of Attorney for the Trustees authorizing,
           among others, James J. Wesolowski and Gifford R. Zimmerman to execute the Registration Statement.
 99(b).    Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Reg-
           istrant's Registration Statement pursuant to power of attor-
           ney.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES
At January 3, 1997:

                                                                     NUMBER OF
      TITLE OF SERIES                                              RECORD HOLDERS
      ---------------                                              --------------
      Nuveen Municipal Bond Fund
        Class A Shares............................................      5,545
        Class B Shares............................................          0
        Class C Shares............................................        229
        Class R Shares............................................     87,407
      Nuveen Insured Municipal Bond Fund
        Class A Shares............................................      4,083
        Class B Shares............................................          0
        Class C Shares............................................        229
        Class R Shares............................................     23,957
      Nuveen Flagship All-American Municipal Bond Fund
        Class A Shares............................................      3,883
        Class B Shares............................................          0
        Class C Shares............................................        818
        Class R Shares............................................          0
      Nuveen Flagship Intermediate Municipal Bond Fund
        Class A Shares............................................      1,077
        Class C Shares............................................         33
        Class R Shares............................................          0
      Nuveen Flagship Limited Term Municipal Bond Fund
        Class A Shares............................................     10,594
        Class C Shares............................................        169
        Class R Shares............................................          0

ITEM 27: INDEMNIFICATION
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc.,

Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment adviser. Mr. Dean has, during the last two years, been Executive Vice President and Director of The John Nuveen Company and John Nuveen & Co. Incorporated; and Director of Nuveen Institutional Advisory Corp.

ITEM 29: PRINCIPAL UNDERWRITERS
(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and Nuveen Investment Trust. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, a registered unit investment trust. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier

Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL         POSITIONS AND OFFICES           POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER                WITH REGISTRANT
--------------------------------------------------------------------------------
Timothy R. Schwertfeger    Chairman of the Board,          Chairman of the Board
333 West Wacker Drive      Chief Executive Officer         and Trustee
Chicago, IL 60606
Anthony T. Dean            President                       President and Trustee
333 West Wacker Drive
Chicago, IL 60606
Bruce P. Bedford           Executive Vice President        None
333 West Wacker Drive
Chicago, IL 60606
John P. Amboian            Executive Vice President        None
333 West Wacker Drive      and Chief Financial Officer
Chicago, IL 60606
Richard P. Davis           Vice President                  None
One South Main Street
Dayton, OH 45402
William Adams IV           Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Clifton L. Fenton          Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan       Vice President                  Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy             Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Robert D. Freeland         Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney         Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis          Vice President                  Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer     Vice President                  None
333 West Wacker Drive
Chicago, IL 60606

                                                                 POSITIONS AND
NAME AND PRINCIPAL           POSITIONS AND OFFICES               OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER                    WITH REGISTRANT
------------------------------------------------------------------------------------
Larry W. Martin              Vice President and                  Vice President and
333 West Wacker Drive        Assistant Secretary                 Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz              Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
O. Walter Renfftlen          Vice President                      Vice President and
333 West Wacker Drive        and Controller                      Controller
Chicago, IL 60606
Stuart W. Rogers             Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow          Vice President                      Vice President and
333 West Wacker Drive        and Treasurer                       Treasurer
Chicago, IL 60606
Paul C. Williams             Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                      Vice President and
333 West Wacker Drive        and Assistant Secretary             Assistant Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 770 Broadway, New York, New York 10003 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp., Shareholder Services, Inc. or Boston Financial.

Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330 and Boston Financial Data Services, 225 Franklin Street, Boston, Massachusetts 02106 maintain all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Sharehold-ers upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when re-quested to do so in writing by the record holders of at least 10% of the Reg-istrant's outstanding shares and to assist the shareholders in communications with other shareholders as required by section 16(c) of the Act.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (B) OF RULE 485 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 29TH DAY OF JANUARY, 1997.

                                     NUVEEN FLAGSHIP MUNICIPAL TRUST

                                          /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURE                     TITLE                       DATE
            ---------                     -----                       ----
   /s/ O. Walter Renfftlen
 -------------------------------
       O. Walter Renfftlen       Vice President and             January 29, 1997
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board     )
                                  and Trustee (Principal   )
                                  Executive Officer)       )
                                                           )
         Anthony T. Dean         President and Trustee     )
                                                           }       /s/ Gifford R. Zimmerman
        Lawrence H. Brown        Trustee                   )   By____________________________
                                                           )          Gifford R. Zimmerman
      Anne E. Impellizzeri       Trustee                   )            Attorney-in-Fact
                                                           )
      Margaret K. Rosenheim      Trustee                   )            January 29, 1997
                                                           )
         Peter R. Sawers         Trustee                   )


       Robert P. Bremner         Trustee

      William J. Schneider       Trustee


AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, JAMES J. WESOLOWSKI AND GIFFORD R. ZIMMERMAN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND TRUSTEES OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND IS INCORPORATED BY REFERENCE TO THIS REGISTRATION STATEMENT.

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
  NUMBER                          EXHIBIT                              PAGE
  -------                         -------                          ------------
  1(a).    Declaration of Trust of Registrant.
  1(b).    Amended and Restated Establishment and Designation of
           Series of Shares of Beneficial Interest dated October
           11, 1996.
  1(c).    Certificate for the Establishment and Designation of
           Classes dated July 10, 1996.
     2.    By-Laws of Registrant.
     3.    Not applicable.
     4.    Specimen certificates of Shares of each Fund.
     5.    Form of Management Agreement between Registrant and
           Nuveen Advisory Corp.
     6.    Form of Distribution Agreement between Registrant and
           John Nuveen & Co. Incorporated.
     7.    Not applicable.
     8.    Form of Custodian Agreement between Registrant and
           Chase Manhattan Bank.
  9(a).    Form of Transfer Agency and Service Agreement between
           Registrant and State Street Bank and Trust Company.
  9(b).    Form of Transfer Agency Agreement between Registrant
           and Shareholder Services, Inc.
    10.    Opinion of Fried, Frank, Harris, Shriver & Jacobson.
 11(a).    Consent of Arthur Andersen LLP, Independent Public
           Accountants.
 11(b).    Consent of Deloitte & Touche LLP, Independent Public
           Accountants.
    12.    Not applicable.
    13.    Not applicable.
    14.    Not applicable.
    15.    Plan of Distribution and Service Pursuant to Rule
           12b-1 for the Class A Shares, Class B Shares and
           Class C Shares of each Fund.
    16.    Schedule of Computation of Performance Figures.
    17.    Financial Data Schedule.
    18.    Multi-Class Plan Adopted Pursuant to Rule 18f-3.
 99(a).    Original Powers of Attorney for the Trustees autho-
           rizing, among others, James J. Wesolowski and Gifford
           R. Zimmerman to execute the Registration Statement.
 99(b).    Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.